                          Conversion Valuation Report

                        -------------------------------

                        Valued as of February 27, 1998


                            ANSON SAVINGS BANK, SSB

                           Wadesboro, North Carolina

                                 Prepared By:

                              Ferguson & Company
                                   Suite 305
                           860 West Airport Freeway
                              Hurst, Texas  76054
                                 817/577-9558

                     STATEMENT OF APPRAISER'S INDEPENDENCE

                            Anson Savings Bank, SSB
                            -----------------------
                           Wadesboro, North Carolina
                           -------------------------

     We are the appraiser for Anson Savings Bank, SSB ("Anson Savings" or "Bank") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion. We also received a fixed fee for assisting the Bank in connection with the preparation of its business plan to be submitted with the conversion application.

     Anson Savings has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal, if the Bank misrepresented or omitted material facts, except to the extent such liabilities are determined to have arisen because of our negligence, failure to exercise due diligence, or willful conduct.

                                               Ferguson & Company



                                               Robin L. Fussell
                                               Principal

March 6, 1998

                                 March 6, 1997


Board of Directors
Anson Savings Bank, SSB
211 South Greene Street
Wadesboro, North Carolina  28170

Dear Directors:

     We have completed and hereby provide, as of February 27, 1998, an independent appraisal of the estimated pro forma market value of Anson Savings Bank, SSB, Wadesboro, North Carolina ("Anson Savings" or "Bank"), in connection with the conversion of Anson Savings from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's applications for conversion with the Federal Deposit Insurance Corporation ("FDIC") and the Savings Institutions Division of the North Carolina Department of Commerce ("Division").

     Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Anson Savings' business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Anson Savings' Notice of Intent to Convert to Stock Form and Application to Convert a Mutual Savings Bank to a Stock Owned Savings Bank, including the Proxy Statement, as filed with the FDIC and the Division, respectively. We conducted an analysis of Anson Savings that included discussions with Faulkner and Thompson, P.A., the Bank's independent auditors, and with Brooks, Pierce, McLendon, Humphrey and Leonard, LLP, the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Anson Savings' primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Anson Savings' representation that the information contained in the applications for conversion and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Anson Savings and its auditors, nor did we independently value the assets or liabilities of the Bank. The valuation considers Anson Savings only as a going concern and should not be considered an indication of its liquidation value.

     It is our opinion that, as of February 27, 1998, the estimated pro forma market value of Anson Savings was $6,600,000, or 660,000 shares at $10.00 per share. The resultant valuation range was $5,610,000 at the minimum (561,000 shares at $10.00 per share) to $7,590,000 at the maximum (759,000

Board of Directors
March 6, 1998
Page 2

shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $8,728,500 (872,850 shares at $10.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

    Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Anson Savings, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Anson Savings' financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                               Respectfully,
                                               FERGUSON & COMPANY



                                               Robin L. Fussell
                                               Principal

FERGUSON & COMPANY
------------------


                               TABLE OF CONTENTS

                            Anson Savings Bank, SSB

                           Wadesboro, North Carolina

                                                                  PAGE
                                                                  ----
INTRODUCTION                                                        1

SECTION I. - FINANCIAL CHARACTERISTICS                              2

PAST & PROJECTED ECONOMIC CONDITIONS                                2

FINANCIAL CONDITION OF INSTITUTION                                  2

     Balance Sheet Trends                                           2

     Asset/Liability Management                                     2

     Income and Expense Trends                                      2

     Regulatory Capital Requirements                                3

     Lending                                                        3

     Nonperforming Assets                                           3

     Classified Assets                                              3

     Loan Loss Allowance                                            3

     Mortgage-Backed Securities and Investments                     3

     Savings Deposits                                               3

     Borrowings                                                     4

     Subsidiaries                                                   4

     Legal Proceedings                                              4

EARNINGS CAPACITY OF THE INSTITUTION                                4

     Asset-Size-Efficiency of Asset Utilization                     4

     Intangible Values                                              4

     Effect of Government Regulations                               5

     Office Facilities                                              5

SECTION II - MARKET AREA                                            1

DEMOGRAPHICS                                                        1

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                            Anson Savings Bank, SSB

                           Wadesboro, North Carolina

                                                                 PAGE
                                                                 ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS              1

COMPARATIVE DISCUSSION                                             1

     Selection Criteria                                            1

     Profitability                                                 2

     Balance Sheet Characteristics                                 2

     Risk Factors                                                  2

     Summary of Financial Comparison                               3

FUTURE PLANS                                                       3

SECTION IV - CORRELATION OF MARKET VALUE                           1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                    1

     Financial Aspects                                             1

     Market Area                                                   2

     Management                                                    2

     Dividends                                                     2

     Liquidity                                                     3

     Thrift Equity Market Conditions                               3

NORTH CAROLINA ACQUISITIONS                                        3

EFFECT OF INTEREST RATES ON THRIFT STOCK                           4

     Adjustments Conclusion                                        6

     Valuation Approach                                            6

     Valuation Conclusion                                          7

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                            Anson Savings Bank, SSB

                           Wadesboro, North Carolina


    TABLE
    NUMBER                              TABLE TITLE                     PAGE
    ------                              -----------                     ----

                SECTION I  -  FINANCIAL CHARACTERISTICS

       1        Selected Financial Data                                    6
       2        Selected Operating Ratios                                  7
       3        Interest Rate Shock                                        8
       4        Interest Rate Sensitivity Analysis                         9
       5        Regulatory Capital Compliance                             10
       6        Loan Portfolio Composition                                11
       7        Loan Maturities                                           12
       8        Loan Origination, Purchase, and Repayment Activity        13
       9        Average Balances, Rates, and Yields                       14
      10        Rate/Volume Analysis                                      16
      11        Non-Performing Assets                                     17
      12        Analysis of the Allowance for Loan Losses                 18
      13        Allocation of Allowance for Loan Losses                   19
      14        Investments                                               20
      15        Investment Maturities                                     21
      16        Deposit Portfolio                                         22
      17        Time Deposit Maturities                                   23
      18        Jumbo CD Maturities                                       23
      19        Offices                                                   24

                SECTION II  -  MARKET AREA

       1        Demographic Trends                                         3
       2        Percent Employment by Industry                             4
       3        Market Area Deposits                                       5

                SECTION III - COMPARISON WITH PUBLICLY
                TRADED THRIFTS

       1        Comparatives General Characteristics                       4
       2        Key Financial Indicators                                   5
       3        Pro Forma Comparisons                                      6

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                            Anson Savings Bank, SSB

                           Wadesboro, North Carolina


    TABLE
    NUMBER                     TABLE TITLE                            PAGE
    ------                     -----------                            ----

                SECTION IV  - CORRELATION OF MARKET VALUE

      1         Appraisal Earnings Adjustments                           2
      2         North Carolina Acquisitions                              8
      3         Recent Conversions                                      10
      4         Recent Pink Sheet Conversions                           13
      5         Comparison of Pricing Ratios                            16

    FIGURE
    NUMBER                   LIST OF FIGURES                          PAGE
    ------                   ---------------                          ----

                SECTION IV  -  CORRELATION OF MARKET VALUE

      1         SNL Index                                               17
      2         Interest Rates                                          18


                                EXHIBIT TITLE
                                -------------

Exhibit I - Ferguson & Company Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Anson Savings Bank, SSB BankSource Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Selected Publicly Traded Thrifts

Exhibit VI - Comparative Group Selection

Exhibit VII - Pro Forma Calculations

     Pro Forma Assumptions
     Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

                                  INTRODUCTION

  Anson Savings Bank, SSB ("Anson Savings" or "Bank") is a state chartered, federally insured mutual savings bank located in Wadesboro (Anson County), North Carolina. It was chartered by the State of North Carolina in 1889, and received its insurance of accounts in 1959. It adopted its current name in 1993, at which time it switched from a state chartered, OTS supervised thrift to a state savings bank. In December 1997, the Board of Directors adopted a plan to convert the Bank from the mutual to stock form of organization. In connection with the conversion, the Bank will form a parent holding company to be known as Anson Bancorp, Inc. ("ABI" or the "Holding Company"). ABI will sell stock to the public and invest part of the proceeds in exchange for all of the shares of stock issued by Anson Savings.

  At December 31, 1997, Anson Savings had total assets of $20.7 million, loans of $11.3 million, securities and cash and time deposits in other banks of $8.8 million, deposits of $16.7 million, and equity of $3.9 million, or 18.6% of assets.

  The bank has one office, which is located in Wadesboro (Anson County), North Carolina. North Carolina is in the southeastern portion of the United States. Anson County is located in the south central section of the State, within 15 miles of the South Carolina border.

  Anson Savings is a traditional thrift. It invests primarily in (1) 1-4 family loans, (2) investment securities (principally government and agency securities), and (3) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has not utilized borrowings recently.

  The Bank offers a limited variety of real estate loan products, and single family loans dominate the Bank's loan portfolio. At December 31, 1997, loans on 1-4 family dwellings made up 52.4% of total assets and 92.1% of the loan portfolio. Consumer loans were 0.7% of the loan portfolio and construction real estate loans were 3.1% of the loan portfolio. Investment securities and temporary cash investments made up 42.4% of total assets.

  Anson Savings had $312,000 in non-performing assets at December 31, 1997, as compared to $240,000 at June 30, 1997, and $198,000 at June 30, 1996. The
Bank's non-performing loans are relatively high, but its loss experience is relatively low, indicating that the Bank has been accommodating to customers with temporary financial problems.

  Savings deposits decreased $0.967 million during the period from June 30, 1996, to December 31, 1997, a compound annual decline rate of 3.8%. Savings decreased $0.832 million (4.7%) from June 30, 1996, to June 30, 1997, and decreased $0.135 million (0.8%) from June 30, 1997, to December 31, 1997. Anson Savings has not relied on borrowings during recent years.

  The Bank's capital to assets ratio has increased slightly during the period of 18 months ending December 31, 1997. Equity capital, as a percentage of assets, has increased from 16.9% at June 30, 1996, to 18.6% at December 31, 1997. The compound annual asset growth rate was negative 2.3% during the period, while the compound annual rate of growth for equity was 4.3%.

  Anson Savings' profitability, as measured by return on average assets ("ROAA"), has been up and down as compared to its peer group average of banks filing call reports with the FDIC, consisting of banks with assets under $25 million. For the years ending December 31, 1994, 1995, and 1996, and the nine months ending September 30, 1997, Anson Savings ranked in the 53rd, 28th, 14th, and 26th percentile, respectively, in ROAA, based on information derived from the BankSource database published by Sheshunoff Information Services Inc. (See
Exhibit III, page 2). In return on equity for the same periods, Anson Savings ranked in the 30th, 18th, 13th, and 19th percentile, respectively.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

  Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. Anson Savings' spread was 2.39% for the year ended June 30, 1996. It decreased to 2.29% for the year ended June 30, 1997, and decreased further to 2.25% for the period of six months ending December 31, 1997.

  The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. Anson Savings has a higher exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

  As Table I.1 shows, Anson Savings experienced a moderate decline in assets during the period of one year and six months ending December 31, 1997. Assets decreased $733 thousand during the period (3.4%). Loans decreased $249 thousand, or 2.2%. Investment securities, cash, and time deposits combined decreased $328 thousand, or 3.6% during the period. Savings deposits decreased by $967 thousand, or 5.5%. Equity increased $238 thousand, or 6.6%.

Asset/Liability Management

  Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides rate shock information at varying levels of interest rate change. Table I.4 provides repricing gap information. The Bank's cumulative asset/liability repricing imbalance is - 53.0%, -47.5%, and -39.6% at one year, three years, and five years, respectively. The Bank has exposure to interest rate increases, but its exposure will be reduced through the equity raised in the conversion.

  Anson Savings' basic approach to interest rate risk management has been to emphasize shorter term fixed rate mortgage loans and increase its level of liquid assets, which have short to intermediate terms to maturity. Anson Savings currently is not utilizing synthetic hedge instruments and has not used borrowings in recent years. Anson Savings' business plan calls for continuing its current strategies.

Income and Expense Trends

  Anson Savings was profitable for the fiscal years ended June 30, 1996 and 1997, and the period of six months ending December 31, 1997. The Bank recorded a loss for the period of six months ended December 31, 1996. Fluctuations in income over the period have resulted principally from (1) changes in non-interest expense, principally the SAIF assessment of approximately $114,000 in 1997; and (2) fluctuating interest rates

  Net interest income decreased in the year ended June 30, 1997, resulting from a combination of lower volumes and spreads. Net interest income declined for the six months ended December 31, 1997, principally as a result of lower volumes.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------


Regulatory Capital Requirements

  As Table I.5 demonstrates, Anson Savings meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

Lending

  Table I.6 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, at June 30, 1996 and 1997, and at December 31, 1997, Anson Savings' loan composition was dominated by 1-4 family dwelling loans. Table I.7 provides information on loan maturities and repricing opportunities at December 31, 1997. The schedule shows that, at that date, approximately 82% of the portfolio was scheduled to mature in more than five years. The table also shows that the Bank has only minor amounts of adjustable rate loans.

  Table I.8 provides information with respect to loan originations. It indicates annual loan originations of approximately $2.0 million throughout the period covered.

  Table I.9 provides rates, yields, and average balances for each of the two years ended June 30, 1997, and for the six month periods ended December 31, 1996 and 1997. Interest rates earned on interest-earning assets decreased from 7.41% in 1996 to 7.14% in 1997, and increased to 7.20% for the six months ended December 31, 1997. Interest rates paid on interest-bearing liabilities decreased from 5.02% in 1996 to 4.85% 1997, and increased to 4.96% for the six months ended December 31, 1997. Anson Savings' spread decreased from 2.39% in 1996 to 2.29% in 1997, and further decreased to 2.24% for the six months ended December 31, 1997.

  Table I.10 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1996 versus 1997, and during the six month period ended December 31, 1996 versus 1997. The table shows that the decrease in net interest income from the year ended June 30, 1996 to 1997 resulted from a combination of lower volumes and rates, while most of the decrease from December 31, 1996 to 1997 resulted from lower volumes.

Non-performing Assets

  As shown in Table I.11, the Bank had $312 thousand in loans that were over 90 days delinquent at December 31, 1997. The Bank continued to accrue interest on these loans. The Bank had $240 thousand in nonperforming assets at June 30, 1997, and $198 thousand at June 30, 1996.

Classified Assets

  Anson Savings had $312 thousand in classified assets at December 31, 1997. All of the classified assets were classified as substandard. The Bank had a loan loss allowance of $100,000, or 32.1% of classified assets at December 31, 1997.

Loan Loss Allowance

  Table I.12 provides an analysis of Anson Savings' loan loss allowance. It shows no loans charged off during 1996, 1997, and the six months ended December 31, 1997. Table I.13 shows the allocation of the loan loss allowance among the various loan categories as of June 30 1996 and 1997, and December 31, 1997.

Mortgage-Backed Securities and Investments

  Table I.14 provides a breakdown of investments as of June 30, 1996 and 1997, and December 31, 1997. Table I.15 provides maturity and yield information for investments as of December 31, 1997.

Savings Deposits

  At December 31, 1997, Anson Savings' deposit portfolio was composed as follows: Money market accounts-$101 thousand or 0.6%; passbook accounts--$3.585 million or 21.6%; and certificate accounts--$12.908 million or 77.8% (see Table I.16). Table I.17 provides maturity information on certificates. It shows that 79.0% of all time deposits mature within one year and 96.0% mature within two years.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------


  Anson Savings is not overly dependent on large certificates of deposit. At December 31, 1997, the Bank had $1.251 million in certificates that were issued for $100 thousand or more, or 7.5% of its total deposits (see Table I.18).

Borrowings

  Anson Savings has had no borrowings in recent years.

Subsidiaries

  Anson Savings has no subsidiary.

Legal Proceedings

  From time to time, Anson Savings becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Anson Savings' financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

  As in any interest sensitive industry, the future earnings capacity of Anson Savings will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

  Anson Savings is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, it has exposure to rising interest rates.

  The addition of capital through the conversion will encourage Anson Savings to grow. The business plan projects asset growth over the three year period ending December 31, 2000 between 3.0% and 4.0% annually. Growth for the first year is projected at 27.4% because of the conversion. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio.

Asset-Size-Efficiency of Asset Utilization

  At its current size and in its current asset configuration, Anson Savings is a moderately efficient operation. With total assets of approximately $20.7 million at December 31, 1997, Anson Savings has five full time employees. The business plan projects that operating expense levels as a percentage of average assets will stay in line with pre-conversion rates.

Intangible Values

  Anson Savings' greatest intangible value lies in its loyal deposit base.
Anson Savings has a 108 year history of operations and independence. At June 30, 1996, the Bank had 9.35% of the deposit market in its area (down from 10.73% at June 30, 1994), and it has the ability to increase market share. Anson Savings has substantially maintained its market share in recent years without making any significant efforts.

  Anson Savings has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------


Effect of Government Regulations

  Anson Savings' business plan calls for a continuation of its current strategies. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank.

Office Facilities

  Anson Savings' office is a well maintained facility that was built in 1959 and remodeled in 1981. It has excellent amenities to service the Bank's customer base. Table I.19 provides information on Anson Savings' office.

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                      Table I.1 - Selected Financial Data

                                                                            At                                    Compound
                                                                       December 31,         At June 30,            Growth
                                                                    ---------------  -----------------------
                                                                             1997          1997         1996        Rate
                                                                             ----          ----         ----        ----
                                                                                        ($000's)
Selected Financial Condition Data:
---------------------------------
Total assets                                                               20,723        20,720       21,456        -2.34%
Loans receivable, net                                                      11,323        11,423       11,572        -1.46%
Investments (including interest earning cash)                               8,794         8,700        9,122        -2.47%
Savings deposits                                                           16,656        16,791       17,623        -3.82%
Equity -  substantially restricted                                          3,859         3,756        3,621         4.32%

                                                              Six Months Ended
                                                                 December 31,               Year Ended June 30,
                                                           ---------------------------   -------------------------
                                                               1997              1996         1997           1996
                                                               ----              ----         ----           ----
                                                                                               ($000's)
Selected Operations Data:
------------------------
Interest income                                                 718               743        1,442          1,559

Interest expense                                                412               419          819            894
                                                           ---------------------------   -------------------------
                                   Net interest income          306               324          623            665
Provision for loan losses                                         -                 1            5              7
                                                           ---------------------------   -------------------------
                             Net interest income after
                             provision for loan losses          306               323          618            658
                                                           ---------------------------   -------------------------
Noninterest income                                                4                 1            6              2
                                                           ---------------------------   -------------------------
                                             Sub-total          310               324          624            660
                                                           ---------------------------   -------------------------
Noninterest expense                                             232               348          555            481
                                                           ---------------------------   -------------------------
                            Income (loss) before taxes           78               (24)          69            179
Income tax expense (benefit)                                     17                (4)          19             52
Extraordinary income                                              -                 -            -              -
                                                           ---------------------------   -------------------------
                                     Net income (loss)           61               (20)          50            127
                                                           ===========================   =========================

Source:  Offering Circular, F&C Calculations  6

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                     Table I.2 - Selected Financial Ratios

                                                       At or for the Six Months                   At or For the Year
                                                          Ended December 31,                         Ended June 30,
                                                     ---------------------------------  --------------------------------------
                                                              1997               1996                 1997               1996
                                                              -----              -----                -----              ----
Performance Ratios:
------------------
Return on assets (ratio of net earnings
  to average total assets)                                    0.60%             -0.14%                0.24%              0.58%
Return on equity (ratio of net earnings
   to average equity)                                         3.24%             -0.82%                1.34%              3.57%
Ratio of average interest-earning assets to
   average interest-bearing liabilities                     120.00%            119.00%              119.00%            118.00%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense                   131.90%             92.82%              111.35%            136.80%
Net interest rate spread                                      2.25%              2.37%                2.29%              2.39%
Net yield on average interest-earning assets                  3.09%              3.15%                3.15%              3.16%

Quality Ratios:
--------------
Non-performing assets to total assets
  at end of period                                            1.51%              1.29%                1.16%              0.92%
Allowance for loan losses to non-performing
 loans at end of period                                      32.05%             35.96%               41.67%             47.98%
Allowance for loan losses to total loans, net                 0.88%              0.81%                0.88%              0.82%

Capital Ratios:
--------------
Equity to total assets at end of period                      18.62%             17.51%               18.13%             16.88%
Average equity to average assets                             18.50%             17.16%               17.81%             16.37%

Source:  Offering Circular, F&C calculations

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                        Table I.3 - Interest Rate Shock

                                             Net Portfolio Value
                                             September 30, 1997
                        --------------------------------------------------------


        Change              Estimated
       in Rates                NPV               $ Change             % Change
----------------------  -------------------      --------        ---------------
                                                 ($000's)

  +400 bp                   $ 2,479              (1,139)                 -31%
  +300 bp                     2,780                (838)                 -23%
  +200 bp                     3,081                (537)                 -15%
  +100 bp                     3,349                (269)                  -7%
     0 bp                     3,618                   -                    -
 --100 bp                     3,750                 132                    4%
 --200 bp                     3,881                 263                    7%
 --300 bp                     3,991                 373                   10%
 --400 bp                     4,101                 483                   13%


Source:  Report prepared by FHLB of Atlanta

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                Table I.4 - Interest Rate Sensitivity Analysis

                                                                                   At December 31, 1997
                                                  ----------------------------------------------------------------------------------
                                                                    Over Six     Over One   Over Three
                                                   Six Months       Months to    to Three     to Five       Over Five
                                                     or Less        One Year      Years        Years          Years       Total
                                                  ----------------------------------------------------------------------------------
                                                                                        ($000's)
Interest-earning assets:
------------------------
1-4 family adjustable                                $    60      $      -      $      -    $       -      $       -     $      60
1-4 family fixed                                         194            68           345        1,197          8,727        10,531
Other real estate fixed                                    -            44             -           78            633           755
Deposit loans                                             77             -             -            -              -            77
Interest-bearing deposits                              5,290             -             -            -              -         5,290
Investments                                            1,630             -         1,000           41            692         3,363
FHLB stock                                                 -             -             -            -            143           143
                                                    -------------------------------------------------------------------------------
Total interest-earning assets                       $  7,251      $    112      $  1,345    $   1,316      $  10,195     $  20,219
                                                    ===============================================================================

Interest-bearing liabilities:
-----------------------------
Passbook accounts                                   $  3,585      $      -      $      -    $       -      $       -     $   3,585
Money market deposit accounts                            101             -             -            -              -           101
Certificates of deposit                                5,833         6,135           940            -              -        12,908
                                                    -------------------------------------------------------------------------------
                                                    $  9,519      $  6,135      $    940    $       -      $       -     $  16,594
                                                    ===============================================================================

Interest-earning assets less
   interest-bearing liabilities                     $ (2,268)     $ (6,023)     $    405    $   1,316      $  10,195
                                                    =================================================================

Cumulative interest-rate sensitivity gap            $ (2,268)     $ (8,291)     $ (7,886)   $  (6,570)     $   3,625
                                                    =================================================================

Cumulative interest-rate sensitivity gap
  as a percentage of interest-earning assets          -11.22%       -41.01%       -39.00%      -32.49%         17.93%
                                                    =================================================================

Cumulative ratio of interest earning
  assets to interest-bearing liabilities               76.17%        47.04%        52.48%       60.41%        121.85%
                                                    =================================================================

Cumulative interest rate sensitivity gap
  as a percent of total assets                        -10.94%       -40.01%       -38.05%      -31.70%         17.49%
                                                    =================================================================

Source:  Offering circular             9

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                        Table I.5 - Capital Compliance

                                                           December 31, 1997
                                                       -------------------------
                                                          Amount         Percent
                                                         ($000's)      of Assets
                                                       ----------    -----------

Capital under generally accepted accounting principals     3,859           18.6%
                                                       ==========    ===========

Tier 1 leverage capital                                    3,615           17.4%
Requirement                                                  829            4.0%
                                                       ----------    -----------
                 Excess                                    2,786           13.4%
                                                       ==========    ===========

Tier 1 risk adjusted capital                               3,615           46.5%
Requirement                                                  311            4.0%
                                                       ----------    -----------
                 Excess                                    3,304           42.5%
                                                       ==========    ===========

Total regulatory capital                                   3,712           47.8%
Requirement                                                  621            8.0%
                                                       ----------    -----------
                 Excess                                    3,091           39.8%
                                                       ==========    ===========

NC savings bank capital                                    3,712           17.9%
Requirement                                                1,036            5.0%
                                                       ----------    -----------
                 Excess                                    2,676           12.9%
                                                       ==========    ===========

Source:  Offering circular            10

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                    Table I.6 - Loan Portfolio Composition

                                               At December 31,                                At June 30,
                                          --------------------------   --------------------------------------------------------
                                                     1997                         1997                         1996
                                          --------------------------   --------------------------   ---------------------------
                                            Amount         Percent       Amount         Percent       Amount          Percent
                                            ------         -------       ------         -------       ------          -------
                                                                                              ($000's)
Mortgage Loans:
  1-4 family                                    10,857         92.1%       10,888           91.8%       11,241            94.6%
  Non-residential                                  483          4.1%          543            4.6%          400             3.4%
  Construction                                     366          3.1%          349            2.9%          199             1.7%
                                          --------------------------   --------------------------   ---------------------------
        Total real estate loans                 11,706         99.3%       11,780           99.4%       11,840            99.6%
                                          --------------------------   --------------------------   ---------------------------
Other Loans:
  Deposit                                           77          0.7%           75            0.6%           46             0.4%
                                          --------------------------   --------------------------   ---------------------------
        Total consumer loans                        77          0.7%           75            0.6%           46             0.4%
                                          --------------------------   --------------------------   ---------------------------
Total loans                                     11,783        100.0%       11,855          100.0%       11,886           100.0%
                                          -------------=============   -------------=============   -------------==============
Less:
  Allowance for losses                             100                        100                           95
  Undisbursed construction proceeds                319                        288                          174
  Deferred fees and discounts                       41                         44                           46
                                          -------------              -------------                -------------
Loan portfolio, net                             11,323                     11,423                       11,571
                                          =============              =============                =============

Source:  Offering Circular            11

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                          Table I.7 - Loan Maturities

The following table sets forth certain information at December 31, 1997, regarding the amount of loans maturing in the loan portfolio, based on contractual terms to maturity. Adjustable rate loans are shown as maturing in the period in which the rate adjusts.

                                           Under            One to           Three to           Over
                                         One Year         Three Years       Five Years        Five Years           Total
                                     ---------------   ----------------  ----------------  ----------------   ---------------
                                                                    ($000's)
Real estate loans
  1-4 family adjustable                          60                 -                  -                 -                60
  1-4 family fixed rate                         262               345              1,197             8,727            10,531
  Other                                          44                 -                 78               633               755
Consumer deposit loans                           77                 -                  -                 -                77
                                     ---------------   ---------------   ----------------  ----------------   ---------------
                            Total               443               345              1,275             9,360            11,423
                                     ===============   ===============   ================  ================   ===============

The following table sets forth the dollar amount of all fixed rate loans for which final payment is not due until after December 31, 1998.

                                                         Fixed Rate
                                                           Loans
                                                       --------------
                                                          ($000's)

Real estate loans:
  1-4 family fixed rate                                        10,269
  Other                                                           711
                                                       ---------------
                            Total                              10,980
                                                       ===============

Source:  Offering Circular             12

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

        Table I.8 - Loan Origination, Purchase, and Repayment Activity

                                                                      Six Months
                                                                        Ended
                                                                     December 31,                 Year Ended June 30,
                                                                ----------------------   ------------------------------------
                                                                        1997                   1997               1996
                                                                        ----                   ----               ----
                                                                                                       ($000's)
Originations by type:
--------------------
Real estate:
  1-4 family                                                                  839               1,365              1,619
  Non-residential                                                               -                   -                 67
  Construction                                                                171                 486                253
Other:
  Loans on deposits                                                            22                  53                 69
                                                                ------------------   -----------------   ----------------
     Total loans originated                                                 1,032               1,904              2,008
                                                                ------------------   -----------------   ----------------

Purchases                                                                      -                   -                  -
                                                                ------------------   -----------------   ----------------
     Total loans originated and purchases                                   1,032               1,904              2,008
                                                                ------------------   -----------------   ----------------

Loan repayments                                                             1,135               2,051              2,342
                                                                ------------------   -----------------   ----------------

Other changes, net                                                              3                  (2)                (4)
                                                                ------------------   -----------------   ----------------

               Net increase (decrease) in loans receivable, net              (100)               (149)              (338)
                                                                ------------------   -----------------   ----------------

Total gross loans receivable at beginning of period                        11,423              11,572             11,910
                                                                ------------------   -----------------   ----------------

Total gross loans receivable at end of period                              11,323              11,423             11,572
                                                                ==================   =================   ================

Source:  Offering Circular            13

FERGUSON & COMPANY     Table I.9 - Average Balances, Rates, and Yields
------------------
                                                                       Section I
                                                                       ---------

                                                                           Six Months Ended December 31,
                                           -----------------------------------------------------------------------------------------
                                                                 1997                                          1996
                                           --------------------------------------------   ------------------------------------------
                                                Average         Interest                     Average          Interest
                                              Outstanding       Earned/        Average     Outstanding         Earned/      Average
                                                Balance           Paid        Yield/Rate     Balance            Paid      Yield/Rate
                                           ---------------------------------------------  ------------------------------------------
                                                                ($000's)
Interest-earning assets:
------------------------
Other interest-earning assets                      5,335           150          5.62%           5,032            137          5.45%
Investments                                        3,059            93          6.08%           3,686            111          6.02%
Loans                                             11,558           475          8.22%          11,842            495          8.36%
                                           ---------------------------------------------  ------------------------------------------
Total interest-earning assets                     19,952           718          7.20%          20,560            743          7.23%
                                           ---------------------------------------------  ------------------------------------------
Non-interest earning assets                          744                                          633
                                           --------------                                 ------------
Total assets                                      20,696                                       21,193
                                           ==============                                 ============

Interest-bearing liabilities:
-----------------------------
Deposits                                          16,567           411          4.96%          17,243            419          4.86%
                                           ---------------------------------------------  ------------------------------------------
Total interest-bearing liabilities                16,567           411          4.96%          17,243            419          4.86%
                                           ---------------------------------------------  ------------------------------------------
Non-interest bearing liabilities                     301                                          313
                                           --------------                                 ------------
Total liabilities                                 16,868                                       17,556
Equity                                             3,828                                        3,637
                                           --------------                                 ------------
Total liabilities and equity                      20,696                                       21,193
                                           ==============                                 ============

Net interest income                                                307                                           324
                                                           ============                                 =============
Net interest rate spread                                                        2.24%                                         2.37%
                                                                         ============                                ==============
Net average earning assets                         3,385                                        3,317
                                           ==============                                 ============
Net interest margin                                                             3.08%                                         3.15%
                                                                         ============                                ==============
Average interest-earning assets to
average interest-bearing liabilities                            120.43%                                       119.24%
                                                           ============                                 =============

Source: Offering Circular             14

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                Table I.9 - Average Balances, Rates, and Yields

                                                                             Year Ended June 30,
                                           -----------------------------------------------------------------------------------------
                                                               1997                                          1996
                                           -------------------------------------------   -------------------------------------------
                                              Average         Interest                       Average        Interest
                                            Outstanding       Earned/        Average       Outstanding      Earned/       Average
                                              Balance           Paid        Yield/Rate       Balance          Paid       Yield/Rate
                                           -------------------------------------------   -------------------------------------------
                                                             ($000's)
Interest-earning assets:
-----------------------
 Other interest-earning assets                     4,783          263           5.50%          4,218           242          5.74%
 Investments                                       3,635          215           5.91%          4,675           285          6.10%
 Loans                                            11,771          963           8.18%         12,145         1,032          8.50%
                                           ------------------------------------------   -----------------------------------------
Total interest-earning assets                     20,189        1,441           7.14%         21,038         1,559          7.41%
                                           ------------------------------------------   -----------------------------------------
Non-interest earning assets                          731                                         539
                                           --------------                               -------------
Total assets                                      20,920                                      21,577
                                           ==============                               =============

Interest-bearing liabilities:
----------------------------
 Deposits                                         16,899          819           4.85%         17,796           894          5.02%
                                           ------------------------------------------   -----------------------------------------
Total interest-bearing liabilities                16,899          819           4.85%         17,796           894          5.02%
                                           ------------------------------------------   -----------------------------------------
Non-interest bearing liabilities                     296                                         249
                                           --------------                               -------------
Total liabilities                                 17,195                                      18,045
Equity                                             3,725                                       3,532
                                           --------------                               -------------
Total liabilities and equity                      20,920                                      21,577
                                           ==============                               =============

Net interest income                                               622                                          665
                                                         =============                                  ===========
Net interest rate spread                                                        2.29%                                       2.39%
                                                                      ===============                              ==============
Net average earning assets                         3,290                                       3,242
                                           ==============                               =============
Net interest margin                                                             3.08%                                       3.16%
                                                                      ===============                              ==============
Average interest-earning assets to
 average interest-bearing liabilities                          119.47%                                      118.22%
                                                         =============                                  ===========

Source:  Offering Circular            15

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                        Table I.10 - Rate/Volume Analysis

                                            Six Months Ended December 31,                         Year Ended June 30,
                                                     1997 vs. 1996                                   1997 vs. 1996
                                     ---------------------------------------------   ----------------------------------------------
                                                        Increase                                        Increase
                                                      (Decrease)                                      (Decrease)
                                                          Due to                                          Due to
                                     ------------------------------     Total        -------------------------------    Total
                                                                      Increase                                         Increase
                                            Volume           Rate    (Decrease)             Volume            Rate    (Decrease)
                                            ------           ----    ----------             ------            ----    ---------
                                                                                                       ($000's)
Interest-earning assets:
 Interest bearing deposits                        9              4             13                32             (10)            22
 Investments                                    (19)             1            (18)              (62)             (8)           (70)
 Loans                                          (12)            (7)           (19)              (32)            (38)           (70)
                                        ------------------------------------------   ----------------------------------------------

     Total interest-earning assets              (22)            (2)           (24)              (62)            (56)          (118)
                                        ==========================================   ==============================================

Interest-bearing liabilities:

Deposits                                        (16)             8             (8)              (45)            (30)           (75)
                                        ------------------------------------------   ----------------------------------------------

     Total interest-bearing liabilities         (16)             8             (8)              (45)            (30)           (75)
                                        ===========================---------------   ===============================---------------

    Increase (decrease) in
       net interest income                                                    (16)                                             (43)
                                                                   ===============                                  ===============

Source:  Offering Circular            16

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                       Table I.11 - Non-Performing Assets

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                                 December 31,                    June 30,
                                                             -----------------   ---------------------------------------
                                                                    1997                  1997              1996
                                                                    ----                  ----              ----
                                                                                      ($000's)
Non-accruing loans                                           $                -    $                -     $           -

Accruing loans delinquent 90 days or more                                   312                   240               198
                                                             -------------------   ---------------------- ---------------
                    Total non-performing loans                              312                   240               198
                                                             -------------------   ---------------------- ---------------

Foreclosed assets                                                             -                     -                 -
                                                             -------------------   ---------------------- ---------------

Total non-performing assets                                                 312                   240               198
                                                             ===================   ====================== ===============

Total non-performing loans as a
  percentage of total net loans                                            2.76%                 2.10%             1.71%
                                                             ===================   ====================== ===============

Total non-performing assets as a
  percentage of total assets                                               1.51%                 1.16%             0.92%
                                                             ===================   ====================== ===============

Source:  Offering Circular             17

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------


            Table I.12 - Analysis of the Allowance for Loan Losses

                                                              Six Months
                                                                ended
                                                             December 31,             Year ended June 30,
                                                          -------------------   ---------------------------------
                                                                        1997              1997              1996
                                                                        -----             ----              ----
                                                                                 ($000's)
Balance at beginning of period                                           100                95                88
                                                          -------------------   ---------------   ---------------

Net charge-offs:
Real estate                                                                -                 -                 -
Other                                                                      -                 -                 -
                                                          -------------------   ---------------   ---------------
                                                                           -                 -                 -
                                                          -------------------   ---------------   ---------------

Additions charged to operations                                            -                 5                 7
                                                          -------------------   ---------------   ---------------
Balance at end of period                                                 100               100                95
                                                          ===================   ===============   ===============

Allowance for loan losses to net
  loans at end of period                                                0.88%             0.88%             0.82%
                                                          ===================   ===============   ===============

Net loans charged off as a percent of average
  loans outstanding                                                     0.00%             0.00%             0.00%
                                                          ===================   ===============   ===============

Source:  Offering Circular              18

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

             Table I.13 - Allocation of Allowance for Loan Losses


                                        At December 31,                              At June 30,
                                   --------------------------   -------------------------------------------------------
                                             1997                         1997                         1996
                                   --------------------------   --------------------------   --------------------------
                                                   Percent                     Percent                      Percent
                                                  of Loans                     of Loans                     of Loans
                                                   in Each                     in Each                      in Each
                                     Amount of    Category       Amount of     Category       Amount of     Category
                                     Loan Loss    to Gross       Loan Loss     to Gross       Loan Loss     to Gross
                                     Allowance      Loans        Allowance      Loans         Allowance      Loans
                                     ---------      -----        ---------      -----         ---------      -----
                                                                                      ($000's)
Real estate:
  1-4 family                                40          92.1%           40           91.8%           40           94.6%
  Non-residential                           20           4.1%           20            4.6%           15            3.4%
  Construction                              20           3.1%           20            2.9%           20            1.7%
Consumer                                     -           0.7%
Unallocated                                 20           0.0%           20            0.6%           20            0.4%
                                   --------------------------   --------------------------   --------------------------

                                           100         100.0%          100          100.0%           95          100.0%
                                   ==========================   ==========================   ==========================

Source:  Offering Circular            19

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                           Table I.14 - Investments


                                                           December 31,                                 June 30,
                                                  -----------------------------  ------------------------------------------------
                                                              1997                            1997                    1996
                                                  -----------------------------  --------------------------   -------------------

                                                   Carrying         % of          Carrying           % of       Carrying     % of
                                                    Value           Total           Value           Total        Value       Total
                                                    -----           -----           -----           -----        -----       -----
                                                                                           ($000's)
AVAILABLE FOR SALE:
U.S. government and agency
  securities                                              380           100.0%          318          100.0%         194       100.0%
                                                  ------------  --------------  ------------  -------------  -----------  ----------
    Total available for sale                              380           100.0%          318          100.0%         194       100.0%
                                                  ------------  ==============  ------------  =============  -----------  ==========

HELD TO MATURITY:
U.S. government and agencies                            1,500            67.2%        2,496           75.7%       1,994        68.0%
Mortgage-backed securities                                732            32.8%          800           24.3%         940        32.0%
                                                  ------------  --------------  ------------  -------------  -----------  ----------
Total Held to Maturity                                  2,232          100.00%        3,296         100.00%       2,934      100.00%
                                                  ------------  ==============  ------------  =============  -----------  ==========

Interest earning deposits in
  other banks                                           6,039                         4,944                       5,851
FHLB stock                                                143                           143                         143
                                                  ------------                  ------------                 -----------

      Total Investment and
Mortgage-backed securities                              8,794                         8,701                       9,122
                                                  ============                  ============                 ===========

Source:  Offering Circular              20

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                      Table I.15 - Investment Maturities


                               Less than 1 Year   From 1 to 5 Years    From 5 to 10 Years     Over 10 Years            Total
                            -------------------- -------------------   -------------------   ---------------   ---------------------
                                       Average              Average              Average             Average     Carrying  Weighted
                              Amount     Yield      Amount    Yield      Amount    Yield     Amount    Yield        Value     Yield
                              ------     -----      ------    -----      ------    -----     ------    -----        -----     -----
                                                            ($000's)
Securities available
  for sale:
-----------
FHLMC stock                      380      0.00%       -        0.00%       -        0.00%      -        0.00%         380     0.00%


Securities held to
  maturity:
-----------
U.S Government and               500      5.70%   1,000        5.64%       -        0.00%      -        0.00%       1,500     5.66%
  agencies
Mortgage-backed                    -      0.00%      43        7.76%     259        7.00%    430        6.50%         732     6.95%
  securities

Other:
------
Interest bearing deposits
  in other banks               6,039      5.48%       -        0.00%       -        0.00%      -        0.00%       6,039     5.48%
FHLB stock                         -      0.00%       -        0.00%       -        0.00%    143        7.25%         143     7.25%
                            ------------------- --------------------  -------------------  ------------------   -------------------
                  Totals       6,919      5.19%   1,043        5.73%     259        7.00%    573        6.69%       8,794     5.43%
                            =================== ====================  ===================  ==================   ===================

Source:  Offering Circular             21

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                         Table I.16 - Deposit Portfolio

                                                          Balance      Percent
                                           Interest  December 31,           of
Category                                   Rate (1)          1997     Deposits
--------                                   --------          ----     --------
                                                          ($000's)
Savings and transactions accounts                          ------
---------------------------------
Passbook accounts                              3.25%         3,585       21.6%
Money market accounts                          3.05%           101        0.6%
                                                       ------------   --------
                                                             3,686       22.2%
                                                       ------------   --------
Certificates of deposit with
----------------------------
  original maturities of:
  -----------------------
  6 months                                     5.07%         3,955       23.8%
  12 months                                    5.11%         2,101       12.7%
  14 to 36 months                              5.67%         6,852       41.3%
                                          ----------   -----------    --------
           Total certificates of deposit       5.40%        12,908       77.8%
                                          ----------   ------------   --------

                  Total savings deposits       4.92%        16,594      100.0%
                                          ==========   ============   ========

(1) Indicates weighted average rate at December 31, 1997.



Source:  Offering circular           22

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------

                     Table I.17 - Time Deposit Maturities

                        Amount Due During Year Ending December 31,
                        --------------------------------------------------------
                            1998        1999        2000       Total       Rate
                            ----        ----        ----       ----        ----
                                                  ($000's)
Certificates of
100,000 or more            1,251           -           -       1,251       5.95%

Certificates under
100,000                    8,948       2,196         513      11,657       5.34%
                        ---------   ---------   ---------  ----------  ---------
                  Total   10,199       2,196         513      12,908       5.40%
                        =========   =========   =========  ==========  =========

                Percent    79.01%      17.01%       3.97%     100.00%
                        =========   =========   =========  ==========

Source:  Offering circular

                   Table I.18 - Jumbo CD Maturities ($000's)

Maturity Period
---------------
Within six months                                                           539
Six through twelve months                                                   712
Over twelve months                                                            0
                                                                       ---------
                        Total                                             1,251
                                                                       =========

Source:  Offering circular

FERGUSON & COMPANY                                                Section I
------------------                                                ---------


                             Table I.19 - Offices


                               Net Book       Year    Owned or
Physical address                  Value     Opened      Leased           Space
----------------                  -----     ------      ------           -----
                                ($000's)

Main Office:
211 South Greene Street              211      1959       Owned    5,700 sq. ft.
Wadesboro, NC


Source:  Anson Savings Bank



Source:  Offering Circular            24

                                   SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------


                                II.  MARKET AREA

DEMOGRAPHICS

  Anson Savings Bank ("Anson Savings" or "Bank") conducts its operations through one office located in Wadesboro, Anson County, North Carolina. North Carolina is in the southeastern region of the United States. Anson County is in the south central section of North Carolina, within 15 miles of the South Carolina border.

  Anson Savings has determined that its principal trade area is Anson County and parts of the contiguous counties. Table II.1 presents historical and projected trends for the United States, North Carolina, Anson County, and zip code 28170, which includes the City of Wadesboro. The information addresses population, income, employment, and housing trends.

  As indicated in Table II.1, population growth rates for North Carolina are above the United States growth rate. Growth rates for Anson County and zip code 28170 are well below both North Carolina and the United States. Household income growth for North Carolina, Anson County, and zip code 28170 is projected to be below that of the United States for the period 1996 to 2001.

  In the period from 1990 until 1996, the population of the State of North Carolina grew 6.94%. During the same period, the Anson County population increased 3.56%, zip code 28170 increased 3.48%, and the United States population increased 6.67%. Projections of population growth from 1996 through 2001 indicate that the State of North Carolina will increase 7.52%, while Anson County is projected to increase by 2.75%, zip code 28170 is projected to increase 2.29%, and the United States population is projected to increase by 5.09%.

  Household income is projected to decrease by 11.94% for Anson County from 1996 to 2001. For the same period, household income is projected to decrease by 5.37% for the State of North Carolina, decrease by 10.72% for zip code 28170, and decline by 3.88% for the United States. Per capita and household income levels for the State of North Carolina are below those of the United States, and per capita and household income levels for Anson County and zip code 28170 are well below the State of North Carolina.

  The 2001 estimate shows that, for Anson County, households with incomes less than $15,000 are expected to be 31%; those with incomes between $15,000 and $25,000 are estimated at 20%; those with incomes between $25,000 and $50,000 are estimated at 34%; those with incomes between $50,000 and $100,000 are estimated at 13%; and households with incomes in excess of $100,000 are projected to be 1%. The 2001 estimates for North Carolina are 22%, 18%, 36%, 21%, and 4%, respectively. The 2001 estimate for zip code 28170 is 33%, 21%, 32%, 12%, and 1%, respectively.

  The number of households in Anson County is projected to increase by 2.90% from 1996 to 2001, well below the projection for the State of North Carolina which calls for an increase of 7.79% and in line with the projected increase for zip code 28170 at 2.44%. While the household growth rate for North Carolina is higher than that of the United States (7.79% versus 5.14%), the household growth rate for Anson County and zip code 28170 are well below the projected growth rate for the U.S. and North Carolina.

  With projections of a slight increase in population and number of households, combined with projections of a declining household income, the market for housing units will be flat. Zip code 28170 has approximately 3,900 housing units, of which 64.83% are owner occupied, and a vacancy rate of 7.55%. Anson County has approximately 9,300 housing units, of which 69.57% are owner occupied, and a vacancy rate of 7.82%.

The principal sources of employment in Anson County are manufacturing--34.6%; trade--22.2%; and services--22.6%.

  Analysis of the data presented above presents a picture of limited economic opportunity, suggesting that Anson Savings' growth opportunities within its current market area will be limited.

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

  Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), Anson County had $187.5 million in deposits and Anson Savings had 9.35% of the deposit market, down slightly from 10.73% of the market at June 30, 1994. The Bank's recent deposit growth rate has been negative, slightly below the overall market. Anson Savings' competition consists of 8 commercial bank offices. Table II.3 shows that from June 30, 1994 to 1996, Anson Savings' deposits decreased by $0.934 million (6.6%), while the overall market increased $12.553 million in deposits (7.2%). The Bank's deposits decreased $0.88 million (5.0%) from June 30, 1996, to December 31, 1997. The Bank's business plan projects that its deposits will grow at a moderate pace in the future. The Bank intends to market its services and products more aggressively.

  Building permit information was not available. However, projected population and household income growth rates in Anson Savings' market area portend limited lending opportunities within the market.

  Growth opportunities for Anson Savings can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of the Bank, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of Management affects the valuation of the Bank.

  Wadesboro is approximately 40 miles from Charlotte. While Anson County may present limited economic opportunity, Union County, which is between Anson County and Charlotte, has a much better economic base. Therefore, if the Bank reaches a position of limited opportunities within the immediate trade area, it is fairly simple to expand its trade area by branching or opening loan production offices. Management is well aware of this, and is prepared to expand if the economics justify it.

FERGUSON & COMPANY      Table II.1 - Demographic Trends              Section II
------------------          Key Economic Indicators                  ----------
          United States, North Carolina, Anson County, Zip Code 28170

========================================================================================================================
                                                           United            North              Anson           Zip Code
             Key Economic Indicator                        States           Carolina            County           28170
------------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.                              278,802,003        7,865,805           24,977           10,349
  1996 - 2001 Percent Change, Est.                              5.09             7.52             2.75             2.29
Total Population, 1996 Est.                              265,294,885        7,315,856           24,309           10,117
  1990 - 96 Percent Change, Est.                                6.67            10.37             3.56             3.48
Total Population, 1990                                   248,709,873        6,628,637           23,474            9,777
------------------------------------------------------------------------------------------------------------------------
Household Income, 2001 Est.                                   33,189           28,922           20,970           19,897
  1996 - 2001 Percent Change, Est.                             (3.88)           (5.37)          (11.94)          (10.72)
Household Income, 1996 Est.                                   34,530           30,562           23,812           22,286
------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                                       16,738           15,147           10,519           10,431
------------------------------------------------------------------------------------------------------------------------
Household Income Distribution-2001 Est. (%)
  $15,000 and less                                                20               22               31               33
  $15,000 - $25,000                                               16               18               20               21
  $25,000 - $50,000                                               34               36               34               32
  $50,000 - $100,000                                              24               21               13               12
  $100,000 - $150,000                                              4                3                1                1
  $150,000 and over                                                2                1                0                0
------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                                         6.24             4.63             3.62             4.67
------------------------------------------------------------------------------------------------------------------------
Median Age of Population, 1996 Est.                             34.3             34.8             35.7             35.6
Median Age of Population, 1990                                  32.9             33.1             34.2             34.5
========================================================================================================================
Average Housing Value, 1990                                   79,098           79,714           46,619           49,364
------------------------------------------------------------------------------------------------------------------------
Total Households, 2001 Est.                              103,293,062        3,005,720            8,827            3,656
  1996 - 2001 Percent Change, Est.                              5.14             7.79             2.90             2.44
Total Households, 1996                                    98,239,161        2,788,382            8,578            3,569
  1990 - 96 Percent Change, Est.                                6.84            10.78             0.55            (0.42)
Total Households, 1990                                    91,947,410        2,517,026            8,531            3,584
------------------------------------------------------------------------------------------------------------------------
Total Housing Units, 1990                                101,641,260        2,818,193            9,255            3,870
  % Vacant                                                     10.07            10.69             7.82             7.55
  % Occupied                                                   89.93            89.31            92.18            92.45
     % By Owner                                                57.78            60.74            69.57            64.83
     % By Renter                                               32.15            28.57            22.60            27.62
========================================================================================================================

Source:  Scan/US, Inc.                 3

FERGUSON & COMPANY     Table II.2 - Percent Employment by Industry    Section II
------------------                                                    ----------

                                                  United            North             Anson
               Industry                           States           Carolina           County
=========================================     ==============    ===============    ============
  Construction/Agriculture/Mining                  9.5                7.3               7.0

  Manufacturing                                   17.7               23.4              34.6

  Transportation/Utilities                         7.1                4.6               4.0

  Trade                                           21.2               22.5              22.2

  Finance/Insurance                                6.9                4.2               1.8

  Services                                        32.7               21.8              22.6

  Public Administration                            4.8               16.2               7.8

Source:  State of North Carolina ESC.  4

FERGUSON & COMPANY         Table II.3 - Market Area Deposits          Section II
------------------                                                    ----------

---------------------------------------------------------------------------------------------------------------

                                                           1996                  1995                  1994
                                                      --------------        --------------        --------------
                                                                            (in Thousands)
Union County Deposits

Total Anson Savings Bank                              $       17,536        $       17,683        $       18,778
                                                      --------------        --------------        --------------
          Number of Branches                                       1                     1                     1

Other Thrifts                                                    -                     -                     -
                                                      --------------        --------------        --------------
          Number                                                 -                     -                     -
          Number of branches                                     -                     -                     -

Total Thrifts                                                 17,536                17,683                18,778
                                                      --------------        --------------        --------------
          Number                                                   1                     1                     1
          Number of branches                                       1                     1                     1

Total Bank Deposits                                   $      169,952        $      164,324        $      156,157
                                                      --------------        --------------        --------------
          Number                                                   3                     3                     3
          Number of Branches                                       8                     8                     9

Total Credit Union Deposits                           $          -          $          -          $          -
                                                      --------------        --------------        --------------
          Number                                                 -                     -                     -
          Number of Branches                                     -                     -                     -

          Total Deposits                              $      187,488        $      182,007        $      174,935
                                                      ==============        ==============        ==============

                      Percent of Deposits Held by
                               Anson Savings Bank              9.35%                 9.72%                10.73%
                                                      ==============        ==============        ==============

---------------------------------------------------------------------------------------------------------------

Source:  BranchSource, a product of Sheshunoff Information Services, Inc.

                                  SECTION III

                           COMPARISON WITH PUBLICLY

                                TRADED THRIFTS

FERGUSON & COMPANY                                                  Section III
------------------                                                  -----------


                 III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Anson Savings relative to a group of 11 publicly traded thrift institutions ("comparative group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Anson Savings' stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Anson Savings to the comparative group. Exhibits III and IV contain selected financial information on Anson Savings and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the comparative group are discussed below.

Selection Criteria

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $100 million. The Southeast Region, which includes North Carolina, had five thrifts that met the size requirements. We found 49 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 11 and eliminated 38 for the following reasons: (a) One was a mutual holding company; (b) Two did not have PE ratios for the last quarter and six had PE ratios over 35 for the last quarter; (c) Twenty-nine had tangible equity under 20% of assets; (d) Three had agreed to be acquired; (e) Four had loans in excess of 90% of assets; and (f) Three had loans serviced in excess of 40% of assets. After eliminating the thrifts described above, there were 11 left.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 400 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     .  We eliminated companies with losses,
     . We eliminated indicated acquisition targets, . We eliminated companies with price/earnings ratios in excess of 35, and . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 268 publicly traded thrifts is included in Exhibit V.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Four of the comparative group members are located in the Southeast and the others are located in the Midwest (6) and West (1) Regions. With total assets of approximately $20.7 million, Anson Savings is well below the group selected, which has average assets of $63.2 million and median assets of $60.8 million.

FERGUSON & COMPANY                                                  Section III
------------------                                                  -----------

Anson Savings' assets after conversion will continue to be much smaller than the comparative group. Pro forma assets at the midpoint are $26.5 million.

Profitability

     Using the comparison of profitability components as a percentage of average assets, Anson Savings was below the comparative group in net income, 0.64% to 1.33%; net interest income, 2.90% to 4.09%; loss provisions, 0.26% to 0.08%; noninterest income, 0.04% to 0.10%; efficiency ratio, 71.27% to 53.51%; and core
income, 0.64% to 1.25%.   Anson Savings was above the comparative group in loss
provisions, 0.02% to 0.03%; and operating expense, 2.11% to 2.22%. Anson Savings' operating expense minus other income was 2.07% versus 2.12% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Anson Savings will compare more favorably with the comparative group in terms of return on average assets, with a return of 1.17% at the midpoint of the appraisal range. Pro forma return on average equity is 3.26% at the midpoint, versus a mean of 4.11% and median of 3.95% for the comparative group.

     As compared with the comparative group, Anson Savings has a lower level of loss provisions and operating expense. Anson Savings is below the comparative group in all other areas of operations shown on Table III.2. Anson Savings has two serious impediments to earnings relative to the comparative group--1) its spread; and 2) its ratio of interest earning assets to interest bearing liabilities. The proceeds from the stock sale will improve most of Anson Savings' operating ratios. However, it will take some time and asset growth to leverage the capital. In addition, improving the spread will require growth in higher yielding loans and lower costing liabilities.

Balance Sheet Characteristics

     The general asset composition of Anson Savings is similar to that of the comparative group. Anson Savings has a higher level of passive investments with 43.27% of its assets invested in cash, investments, and mortgage-backed securities, versus 32.99% for the comparative group. Anson Savings has a lower percentage of its assets in loans, at 54.64% versus 65.62% for the comparative group. Anson Savings' percentage of earning assets to interest costing liabilities is much lower than that of the group. Anson Savings has 120.79% and the comparative group averages 145.70%. After conversion, Anson Savings' ratio will be higher than that of the group of comparatives (155% at the midpoint).

     The liability side differs mainly in that Anson Savings has a lower percentage of borrowings, a higher percentage of deposits, and a lower percentage of equity. Anson Savings has no borrowings versus 5.02% of assets for the comparative group and deposits equal to 80.37% of assets versus 64.10% for the comparative group. Anson Savings' equity is 18.62% of assets versus 29.17% for the comparative group. Anson Savings' equity ratio after conversion will be above that of the comparative group. Anson Savings' pro forma equity ratio at the midpoint is 36.5% (40.9% at the supermaximum).

Risk Factors

     Anson Savings has a much higher level of non-performing assets than the comparative group, at 1.51% of assets versus 0.64% for the comparative group. However, Anson Savings' loss experience is nominal. Anson Savings' loan loss allowance is 0.88% of net loans, which is in line with the comparative group at 0.64%. Almost all of Anson Savings' loans are long-term, fixed rate. The Bank's gap position is aided by its high percentage of its assets in short to intermediate term liquid assets. Its rate shock table indicates a 15% decline in net portfolio value at a 200 basis point increase in rates and a 31% decline in net portfolio value at a 400 basis point rate increase (see Table I.3). It has a one year negative gap of 40.0%, three year negative gap of 38.0%, and five year negative gap of 31.7%. The comparative group information indicates a negative 1.72% one year gap to assets. However, only 3 of the 11 members of the group

FERGUSON & COMPANY                                                  Section III
------------------                                                  -----------

reported their gap. Overall, we believe that Anson Savings' interest rate risk position is below that of the comparative group.

Summary of Financial Comparison

     Based on the above discussion of operational, balance sheet, and risk characteristics of Anson Savings compared with the group, we believe that Anson Savings' performance is slightly below that of the comparative group. The conversion proceeds will improve several of Anson Savings' financial aspects, but, after conversion, the Bank will continue to lag the comparative group in some financial areas. Expansion of the earnings base is needed to leverage the capital to achieve a reasonable return on equity.

FUTURE PLANS

     Anson Savings' future plans are to be a well capitalized profitable institution with good asset quality and a commitment to serving the needs of its trade area. The business plan projects that the Bank will experience moderate growth, leveraging the capital slowly.

     In recent years, Anson Savings has experienced no growth. The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities.

     Increasing market penetration by increasing the number of services and products available and expansion into Union County are the most likely methods to achieve growth.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------
              Table III.1 - Comparative General Characteristics

                                                                                           Total                 Current   Current
                                                                                 Number    Assets                 Stock     Market
                                                                     Type         of       ($000)                 Price     Value
Ticker    Short Name                        City            State   Thrift (1)  Offices     MRQ     IPO Date       ($)       ($M)
CRZY      Crazy Woman Creek Bancorp         Buffalo          WY      Trad.         1       60,774   03/29/96      16.500    15.75
FFDF      FFD Financial Corp.               Dover            OH      Trad.         1       92,364   04/03/96      18.750    27.09
LXMO      Lexington B&L Financial Corp.     Lexington        MO      Trad.         1       58,783   06/06/96      16.500    18.49
MBSP      Mitchell Bancorp Inc.             Spruce Pine      NC      Trad.         1       36,103   07/12/96      17.000    15.83
MRKF      Market Financial Corp.            Mount Healthy    OH      Trad.         2       56,833   03/27/97      16.750    22.37
PFFC      Peoples Financial Corp.           Massillon        OH      Trad.         2       82,464   09/13/96      16.500    23.37
PSFI      PS Financial Inc.                 Chicago          IL      Trad.         1       85,698   11/27/96      13.938    28.90
RELI      Reliance Bancshares Inc.          Milwaukee        WI      Trad.         1       44,544   04/19/96       9.125    23.38
SCBS      Southern Community Bancshares     Cullman          AL      Trad.         1       70,893   12/23/96      18.000    20.47
SCCB      S. Carolina Community Bancshrs    Winnsboro        SC      Trad.         3       45,092   07/07/94      21.500    12.54
SSB       Scotland Bancorp Inc.             Laurinburg       NC      Trad.         2       61,473   04/01/96      10.125    19.38

Maximum                                                                            3       92,364     35,516      21.500    28.90
Minimum                                                                            1       36,103     34,522       9.125    12.54
Average                                                                            1       63,184     35,209      15.881    20.69
Median                                                                             1       60,774     35,222      16.500    20.47

          (1) Determined type thrift by reference to TAFS, which is derived from quarterly reports filed with the OTS, and BankSource, which is derived from quarterly reports filed with the FDIC. TAFS and BankSource are published by Sheshunoff.

Source: SNL & F&C calculations         4

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------



                     Table III.2 - Key Financial Indicators


                                                   Anson           Comparative
                                               Savings Bank           Group
                                              ---------------    ---------------

Profitability
  (% of average assets)
Net income                                              0.64              1.33
Net interest income                                     2.90              4.09
Loss (recovery)  provisions                             0.02              0.03
Other operating income                                  0.04              0.10
Operating expense                                       2.11              2.22
Efficiency ratio                                       71.27             53.51
Core income (excluding gains
   and losses on asset sales)                           0.64              1.25


Balance Sheet Factors
   (% of assets)
Cash and investments                                   39.74             26.99
Mortgage-backed securities (including CMO's)            3.53              6.00
Loans                                                  54.64             65.62
Savings deposits                                       80.37             64.10
Borrowings                                               -                5.02
Equity                                                 18.62             29.17
Tangible equity                                        18.62             29.17


Risk Factors
   (%)
Earning assets/costing liabilities                    120.79            145.70
Non-performing assets/assets                            1.51              0.64
Loss allowance/non performing assets                   32.05            196.64
Loss allowance/loans                                    0.88              0.64
One year gap/assets (1)                               (40.01)            (1.72)


(1) Only 3 of the 11 in the group reported one year gap.

Source: SNL Securities, F&C calculations, and Offering Circular

FERGUSON & COMPANY         Table III.3-Pro Forma Comparisons         Section III
------------------                                                   -----------


                              Anson Savings Bank



As of February 27, 1998


Ticker  Name                         Price     Mk Value     PE      P/Book    P/TBook   P/Assets    Div Yld     Assets        Eq/A
                                      ($)       ($Mil)      (X)      (%)        (%)        (%)        (%)       ($000)         (%)
        Anson Savings Bank
        ------------------
        Before Conversion               N/A        N/A       N/A       N/A        N/A        N/A        N/A     20,723        18.6
        Pro Forma Supermaximum       10.000       8.78      23.4      74.8       74.8       30.6       3.00     28,536        40.9
        Pro Forma Maximum            10.000       7.59      22.3      71.5       71.5       27.6       3.00     27,472        38.6
        Pro Forma Midpoint           10.000       6.60      21.2      68.2       68.2       24.9       3.00     26,546        36.5
        Pro Forma Minimum            10.000       5.61      19.8      64.1       64.1       21.9       3.00     25,621        34.2

        Comparative Group
        -----------------
        Averages                     15.881      20.69      28.1     120.3      120.3       33.9       2.09     63,184        29.2
        Medians                      16.500      20.47      28.3     111.6      111.6       29.7       1.98     60,774        24.1

        North Carolina Thrifts
        ----------------------
        Averages                     23.370      60.38      22.9     137.8      138.1       30.0       2.34    224,264        23.0
        Medians                      18.063      38.49      23.6     126.9      129.2       28.9       2.35    141,482        22.7

        Southeast Region Thrifts
        ------------------------
        Averages                     26.750      96.47      23.6     176.5      181.9       23.1       2.02    567,533        14.8
        Medians                      20.625      60.79      23.9     159.7      159.7       21.4       1.98    228,656        12.9

        All Public Thrifts
        ------------------
        Averages                     25.861     293.65      21.3     173.6      181.7       19.1       1.68  1,765,084        11.9
        Medians                      22.250      65.62      20.6     159.7      165.7       17.8       1.63    357,691        10.1

        Comparative Group
        -----------------
CRZY    CrazyWomanCreek-WY           16.500      15.75      20.9     109.7      109.7       25.9       2.42     60,774        23.6
FFDF    FFDFinlCorp-OH               18.750      27.09      33.5     121.9      121.9       29.3       1.60     92,364        24.1
LXMO    LexingtonB&L-MO              16.500      18.49      23.6     111.6      111.6       29.7       1.82     58,783        26.6
MBSP    MitchellBancorp-NC           17.000      15.83      28.3     109.3      109.3       43.8       2.35     36,103        40.1
MRKF    MarketFinlCorp-OH            16.750      22.37        NA     110.7      110.7       39.4       1.67     56,833        35.6
PFFC    PeoplesFinlCorp-OH           16.500      23.37      33.7     150.3      150.3       28.4       3.03     82,464        18.9
PSFI    PSFinancialInc-IL            13.938      28.90        NA      94.4       94.4       35.2       3.44     85,698        37.3
RELI    RelianceBcshs-WI              9.125      23.38      45.6     104.8      104.8       52.5        -       44,544        50.1
SCBS    SouthernCmnty-AL             18.000      20.47      20.7     145.2      145.2       28.9       1.67     70,893        19.9
SCCB    SCCmntyBcshs-SC              21.500      12.54      30.7     134.5      134.5       27.8       2.98     45,092        20.7
SSB     ScotlandBancorp-NC           10.125      19.38      15.6     131.0      131.0       31.5       1.98     61,473        24.1


FERGUSON & COMPANY         Table III.3-Pro Forma Comparisons         Section III
------------------                                                   -----------

                              Anson Savings Bank

As of February 27, 1998

Ticker  Name                              TEq/A       EPS      ROAA      ROAE
                                           (%)        ($)       (%)       (%)

        Anson Savings Bank
        ------------------
        Before Conversion                  18.6        N/A     0.64      3.55
        Pro Forma Supermaximum             40.9       0.43     1.31      3.23
        Pro Forma Maximum                  38.6       0.45     1.24      3.24
        Pro Forma Midpoint                 36.5       0.47     1.17      3.26
        Pro Forma Minimum                  34.2       0.50     1.10      3.27

        Comparative Group
        -----------------
        Averages                           29.2       0.62     1.25      4.11
        Medians                            24.1       0.65     1.20      3.95

        North Carolina Thrifts
        ----------------------
        Averages                           22.9       1.08     1.32      5.72
        Medians                            22.7       0.69     1.44      5.12

        Southeast Region Thrifts
        ------------------------
        Averages                           14.7       1.18     1.05      7.99
        Medians                            12.9       0.89     1.00      7.26

        All Public Thrifts
        ------------------
        Averages                           11.7       1.31     0.99      9.37
        Medians                             9.9       1.12     0.94      8.28

        Comparative Group
        -----------------
CRZY    CrazyWomanCreek-WY                 23.6       0.79     1.30      5.11
FFDF    FFDFinlCorp-OH                     24.1       0.56     0.88      3.60
LXMO    LexingtonB&L-MO                    26.6       0.70     1.23      4.21
MBSP    MitchellBancorp-NC                 40.1       0.60     1.51      3.62
MRKF    MarketFinlCorp-OH                  35.6         NA     1.04      3.15
PFFC    PeoplesFinlCorp-OH                 18.9       0.49     0.78      3.22
PSFI    PSFinancialInc-IL                  37.3         NA     2.10      5.43
RELI    RelianceBcshs-WI                   50.1       0.20     1.04      2.11
SCBS    SouthernCmnty-AL                   19.9       0.87     1.20      5.66
SCCB    SCCmntyBcshs-SC                    20.7       0.70     1.00      3.95
SSB     ScotlandBancorp-NC                 24.1       0.65     1.65      5.17


                                        Note: Stock prices are closing prices or last trade. Pro forma calculations for Anson are based on sales at $10 a share with a minimum of $5,610,000, midpoint of $6,600,000, maximum of $7,590,000, and supermaximum of $8,728,500. Sources:
                                        Anson SB's audited and unaudited
                                        financial Statements, SNL Securities,
                                        and F&C calculations.

                                   SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                        IV.  CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

  Certain factors must be considered to determine whether adjustments are required in correlating Anson Savings' market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

  This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

  Section III includes a discussion regarding a comparison of Anson Savings' earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table
III.3 presents certain key indicators on a pro forma basis after conversion.

  As shown in Table III.2, from an earnings viewpoint, Anson Savings is below its comparative group in core income as a percentage of average assets ( 0.64% for Anson Savings Versus 1.25% for the group). Anson Savings' core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. Anson Savings' net interest income as a percent of assets is 2.90% versus 4.09% for the comparatives. The difference is attributable to 1) Anson Savings' lower ratio of interest-earning assets to interest-bearing liabilities, which is caused by its lower capital position; and 2) Anson Savings' lower spread.
Exhibit III, page 2 indicates that Anson Savings' net interest margin was in the 19th percentile for calendar year 1994, the 10th percentile for calendar year 1995, and the 6th percentile for calendar year 1996and the nine months ending September 30, 1997. Generally, this means that Anson Savings' net interest margin was lower than approximately 80% of the banks in its asset range. The peer group that Anson Savings is compared to is all banks under $25 million in assets filing call reports with the FDIC.

  Anson Savings' loan loss provisions are nominal, as is the case with its comparative group, with loss provisions of 0.02% of assets for Anson Savings versus 0.03% of assets for the comparative group. Anson Savings' other operating income is .04% of average assets, versus 0.10% for the comparative group. Anson Savings' lower ratio results from its business mix.

  Anson Savings' operating expense ratio, at 2.11% of average assets, is below that of the comparative group, which is 2.22%. Anson Savings' lower ratio results from its more traditional business mix.

  After Anson Savings completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that Anson Savings' return on assets will be 1.17% at the midpoint, versus a mean of 1.25% and median of 1.20% for the comparative group.

  Anson Savings' pro forma equity to assets ratio at the midpoint is 36.5%, versus a mean of 29.2% and median of 24.1% for the comparative group. Anson Savings' pro forma return on equity is 3.26% at the midpoint versus a mean of 4.11% and median of 3.95% for the comparative group.

  There were no adjustments to Anson Savings' recorded earnings for appraisal purposes. Set forth below is a reconciliation of appraisal earnings:

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                  Table IV.1 - Appraisal Earnings Adjustments


Net income, year ended June 30, 1997                                    $ 50,000
Add back net loss, six months ended December 31, 1996                     21,000
                                                                      ----------
Net income, six months ended June 30, 1997                                71,000
Plus net income, six months ended December 31, 1997                       62,000
                                                                      ----------
Net income, year ended December 31, 1997                                 133,000
Appraisal earnings adjustments                                                 0
Appraisal earnings, year ended December 31, 1997                        $133,000
                                                                      ==========

  Anson Savings' asset composition is more passive than the comparative group. Anson Savings has a lower ratio of loans to assets, higher ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, lower ratio of borrowings to assets, and lower ratio of equity to assets. From the risk factor viewpoint, Anson Savings is slightly below the comparative group. Anson Savings has a higher level of non performing assets, though it has a low write off experience. Anson Savings' loan loss allowance is 0.88% of net loans, compared with the comparative group, which is 0.64%. Its ratio of interest earning assets to interest bearing liabilities (120.79%) is well below the comparative group (145.70%). Anson Savings' ratio will exceed the comparative group after conversion. At the midpoint, Anson Savings' ratio would be approximately 155%, and at the supermaximum, it would be approximately 168%. From an interest rate risk factor, Anson Savings probably has more exposure than the comparative group.

  We believe that a slight downward adjustment is necessary relative to
                           -------------------
financial aspects of Anson Savings.

Market Area

  Section II describes Anson Savings' market area.

  We believe that no adjustment is required for Anson Savings' market area.
                  -------------

Management

  The President, who functions as CEO, has been with Anson Savings 36 years, serving as CEO since joining the Bank. The Treasurer has been with the Bank for 34 years, serving as Treasurer since 1972. The Secretary has been with the Bank for 39 years, serving as Secretary since 1969. Anson Savings has a management succession plan.

  We believe  no adjustment is required for Anson Savings' management.
              -------------

Dividends

  Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.09% and a median of 1.98%, while all public thrifts are paying a mean of 1.68% and median of 1.63%. At the time that this appraisal was prepared, Management had not decided upon a dividend rate, but seemed to be considering a rate between 3% and 4%. Anson Savings does intend to commit to a dividend initially. For purposes of our appraisal, we assumed a dividend rate of 3%. With the amount of capital that the Bank will have after conversion, it should not have any problems paying dividends.

  We believe that no adjustment is required relative to Anson Savings' intention
                  -------------
to pay dividends.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

Liquidity

  The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company intends to list its Common Stock over the counter through the OTC "Electronic Bulletin Board," there can be no assurance that a liquid trading market will develop.

  A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

  The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $12.54 million to $28.90 million, with a mean value of $20.69 million. The midpoint of Anson Savings' valuation range is $6.6 million at $10 a share, or 660,000 shares.

  We believe that a downward adjustment is required relative to the liquidity of
                    -------------------
Anson Savings' stock.

Thrift Equity Market Conditions

  The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from 96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994--decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; Year ended December 31, 1997-- increased 69.3% to 814.1; and Period ended February 27, 1998--increased 0.6% to
818.7. It is market value weighted with a base value of 100 as of March 31, 1984.

  As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through February 27, 1998, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, 1996. It closed 1996 at 483.6, up 28.4% from 1995. It closed 1997 at 814.1, a robust growth of 68.3% for the year. It is up 0.6% (to 818.7) from December 31, 1997 to February 27, 1998, after dropping 5.6% to 768.3 during January 1998.

  The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

NORTH CAROLINA ACQUISITIONS

  Table IV.2 provides information relative to acquisitions of financial institutions in North Carolina announced during 1997. There were four thrift acquisitions and four bank acquisitions announced during that time frame. Currently, there are 14 publicly held thrifts in the State of North Carolina. There are 54 publicly held thrifts in the southeast region of the country. Bank acquisitions in North Carolina in 1997 averaged 284.9% of book value and 28.3 times earnings. The median price was 292.8% of book value and

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

28.8 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in North Carolina during that period averaged 175.8% of book value and 30.2 times earnings.

EFFECT OF INTEREST RATES ON THRIFT STOCK

  The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."/1/ This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994./2/ The good news about unemployment gave way to speculation that the March 25th increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost index, an increase in Unit Labor Cost, and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation. Since the significant market adjustment that occurred on October 21, 1997, the Federal Reserve has publicized inaction. The market reaction to the inaction has been mixed--generally regarded as a neutral response.

  The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets. Large mergers are likely to slow. But at the regional level, merger activity is likely to continue.

  What is likely to happen in the short to intermediate term is that rates will float around current levels, but will be trending downward for the next few months. By year end, the long bond could be as low as 5.40%. The GDP is likely to grow at a rate of 2.5% to 3.0%, with most of the growth coming in the first half of the year. Inflation will moderate at between 1.5% and 2.0% for the year.

  With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

  The consumer seems happier now than in the past. Job markets are strong and the unemployment rate was recently 4.6%--the lowest since November 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

  In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt and other personal debt

----------------------
/1/ US Financial Data, published by the Research Division of the Federal Reserve
    Bank of St. Louis, MO.
/2/ National Economic Trends, the Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases and other big ticket items.

  With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward? From an analytical view, there is one thing on the economic horizon that could negatively impact our economy--the Pacific Rim countries are in depression. Some of the Pacific Rim countries will resist or only pay "lip service" to the IMF requirements. These economies have only one way out of their problems--exports. They will begin to export at very low prices and this will have a negative impact on the United States corporate profits. Our corporate profits will be hit from two directions with the Pacific Rim problems--1) competition from exports as we have discussed coupled with 2) loss of sales by the United States due to economic inability of the Pacific Rim customers to buy our products and services.

  Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits.

  As clearly illustrated, the SNL Thrift Index has performed well over the last seven years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

  Figure IV.2 graphically displays the rate environment since September 12, 1997. At that time, the yield curve was relatively flat, with only a 105 basis point ("BP") difference between the one year treasury bill rate and the 30 year treasury. Since that time, the yield curve has become flatter, with a 52 BP spread between the one year treasury bill rate and the 30 year treasury rate at February 27, 1998.

  At September 12, 1997, the spread between the 1 year T-Bill and the 5 year T-Note was 64 BP, and the spread between the 5 year T-Note and the 30 year bond was 41 BP. On February 27, 1998, the spreads were 18 and 34 BP, respectively.

  From September 12, 1997, to February 27, 1998, the Fed Funds rate increased 3 BP and the Prime Rate did not change.

  Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

  Anson Savings, with its level of interest rate risk, is vulnerable to rising rates. However, such risk is mitigated by the Bank's capital level, especially on a pro forma basis after conversion.

  During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has become quite robust, surpassing 1993 levels. Table IV.3 provides information on 13 conversions completed since August 31, 1997 and listed on major exchanges. The average change in price since conversion is a gain of 63.6% and the median change is a gain of 66.6%. Within that group, all have increased in value with a range of a low of 43.1% to a high of 81.3%. The average increase in value at one day, one week, and one month after conversion has been 54.0%, 56.6%, and 53.3%, respectively. The median increase in value at one day, one week, and one month after conversion has been 50.6%, 60.0%, and 56.3%, respectively.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

  Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information, albeit limited, to review the price to book ratio. The average price-to-book ratio, as of February 27, 1998, is 115.2% and the median is 115.2%. That compares to the offering price to pro forma book, where the average was 76.8% and the median was 76.6%.

  Table IV.4 provides information on 13 pink sheet conversions completed since February 28, 1997. The average change in price since conversion is a gain of 50.6% and the median change is a gain of 55.0%. Within that group, all have increased in value with a range of a low of 26.2% to a high of 75.0%. The average increase in value at one day, one week, and one month after conversion has been 37.4%, 37.3%, and 40.9%, respectively. The median increase in value at one day, one week, and one month after conversion has been 37.5%, 36.9%, and 41.3%, respectively.

  Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information to review the price to book ratio. The average price-to-book ratio, as of February 27, 1998, is 99.0% and the median is 99.0%. That compares to the offering price to pro forma book, where the average was 71.6% and the median was 72.3%.


  We believe a downward adjustment is required for the new issue discount.
               -------------------

Adjustments Conclusion

                              Adjustments Summary
--------------------------------------------------------------------------------
                                 No Change       Upward         Down
Financial Aspects                                                X
Market Area                          X
Management                           X
Dividends                            X
Liquidity                                                        X
Thrift Equity Market                                             X
 Conditions
--------------------------------------------------------------------------------


Valuation Approach

  Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

  Table III.3 presents Anson Savings' pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Anson Savings' net income for the twelve months ended December 31, 1997, was approximately $133,000, with no adjustments required to determine appraisal earnings of $133,000. The Bank's capital level after conversion will be sufficient to mitigate its interest rate risk. The Bank projects moderate growth.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

  The comparative group traded at an average of 28.1 times earnings at February 27, 1998, and at 120.3% of book value. The comparative group traded at a median of 28.3 times earnings and a median of 111.6% of book value. At the midpoint of the valuation range, Anson Savings is priced at 21.2 times earnings and 68.2% of book value. At the maximum end of the range, Anson Savings is priced at 22.3 times earnings and 71.5% of book value. At the supermaximum, Anson Savings is priced at 23.4 times earnings and 74.8% of book value.

  The midpoint valuation of $6,600,000 represents a discount of 43.3% from the average and a discount of 38.9% from the median of the comparative group on a price/book basis. The price/earnings ratio for Anson Savings at the midpoint represents a discount of 24.6% from the comparative group's mean and a discount of 25.1% from the median price/earnings ratio.

  The maximum valuation of $7,590,000 represents a discount of 40.6% from the average and 35.9% from the median of the comparative group on a price/book basis. The price/earnings ratio for Anson Savings at the maximum represents a discount of 20.6% from the average and a discount of 21.2% from the median of the comparative group.

  As shown in Table IV.3, conversions closing since August 31, 1997, have closed at an average price to book ratio of 76.8% and median of 76.6%. Anson Savings' pro forma price to book ratio is 68.2% at the midpoint, 71.5% at the maximum, and 74.8% at the supermaximum of the range. At the midpoint, Anson Savings is 11.2% below the average and 11.0% below the median. At the maximum of the range, Anson Savings is 6.9% below the average and 6.7% below the median. At the supermaximum of the range, Anson Savings' pro forma price to book ratio is 2.6% below the average and 2.3% below the median.

  As shown in Table IV.4, pink sheet conversions closing since February 28, 1997, have closed at an average price to book ratio of 71.6% and median of 72.3%. Anson Savings' pro forma price to book ratio is 68.2% at the midpoint, 71.5% at the maximum, and 74.8% at the supermaximum of the range. At the midpoint, Anson Savings is 4.7% below the average and 5.7% below the median. At the maximum of the range, Anson Savings is 0.1% below the average and 1.1% below the median. At the supermaximum of the range, Anson Savings' pro forma price to book ratio is 4.5% above the average and 3.5% above the median.

  Anson Savings' pro forma price to assets ratio and its pro forma equity to assets ratios are at or above all of the groups used for comparison.


Valuation Conclusion

  We believe that as of February 27, 1998, the estimated pro forma market value of Anson Savings was $6,600,000. The resulting valuation range was $5,610,000 at the minimum to $7,590,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $8,728,500, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & COMPANY                    Table IV.2 - North Carolina Acquisitions                                     Section IV
------------------                                                                                                 ----------

                                                                                                          Seller:        Seller:
                                                                                                          1:Total        1:Eqty/
                                                                                          Announce         Assets         Assets
Buyer                      ST    Seller                           ST    TYPE                  Date          ($000)           (%)
Triangle Bancorp           NC    Guaranty State Bncp              NC    B                  10/16/97       103,830             10.8
First Charter Corp         NC    Carolina State Bank              NC    B                  06/30/97       139,014              9.0
Triangle Bancorp           NC    Bank of Mecklenburg              NC    B                  03/27/97       259,280              7.0
LSB Bancshares             NC    Old North State Bank             NC    B                  01/21/97       128,497              8.4
Triangle Bancorp           NC    United Federal Svgs              NC    T                  12/26/97       285,744              7.3
Southern Bancshares        NC    ESB Bncp                         NC    T                  11/21/97        26,502             19.0
FNB Corp.                  NC    Home Savings Bank                NC    T                  06/03/97        53,446             17.7
First Citizens BcShs       NC    First Savings Fin'l              NC    T                  04/03/97        55,850             16.4

                                 Maximum                                                                  285,744             19.0
                                 Minimum                                                                   26,502              7.0
                                 Average                                                                  131,520             12.0
                                 Median                                                                   116,164              9.9
                                 Average-banks                                                            157,655              8.8
                                 Median-banks                                                             133,756              8.7
                                 Average-thrifts                                                          105,386             15.1
                                 Median-thrifts                                                            54,648             17.1

Source:  SNL & F&C calculations
                                       8

FERGUSON & COMPANY                Table IV.2 - North Carolina Acquisitions                                         Section IV
------------------                                                                                                 ----------

                            Ann'd          Ann'd          Ann'd          Ann'd             Ann'd        Seller:        Seller:
                         Deal Pr/           Deal       Deal Pr/           Deal        TgBk Prem/          1:YTD          1:YTD
                           Assets          Pr/Bk          4-Qtr        Pr/Deps          CoreDeps           ROAA           ROAE
Seller                        (%)            (%)        EPS (x)            (%)               (%)            (%)            (%)

Guaranty State Bncp          34.2          301.5           30.7           39.4              31.8            1.15          10.71
Carolina State Bank          30.4          336.3           35.1           35.3              30.2            0.78           8.46
Bank of Mecklenburg          16.2          217.8           20.6           23.8              19.2            0.82          11.27
Old North State Bank         25.3          284.1           27.0           29.6              24.8            0.98          11.64
United Federal Svgs          25.0          323.3           35.0           28.1              22.3            0.71           9.47
ESB Bncp                     24.2          126.9           25.3           30.5               8.3            1.98          10.55
Home Savings Bank            27.1          150.9             NA           34.0              12.3            0.96           5.36
First Savings Fin'l          19.0          102.1             NA           23.4               3.9           (0.99)         (5.64)

Maximum                      34.2          336.3           35.1           39.4              31.8            1.98          11.64
Minimum                      16.2          102.1           20.6           23.4               3.9           (0.99)         (5.64)
Average                      25.2          230.4           28.9           30.5              19.1            0.80           7.73
Median                       25.1          250.9           28.8           30.0              20.7            0.89          10.01
Average-banks                26.5          284.9           28.3           32.0              26.5            0.93          10.52
Median-banks                 27.8          292.8           28.8           32.4              27.5            0.90          10.99
Average-thrifts              23.8          175.8           30.2           29.0              11.7            0.67           4.94
Median-thrifts               24.6          138.9           30.2           29.3              10.3            0.84           7.42

Source:  SNL & F&C calculations
                                       9

FERGUSON & COMPANY         TABLE IV.3 - Recent Conversions            Section IV
------------------        (Completed since August 31, 1997)           ----------

                                                                                 Conversion              Gross             Offering
                                                                                     Assets           Proceeds                Price
Ticker          Short Name                            State          IPO Date        ($000)             ($000)                  ($)
RCBK            Richmond County Financial Corp        NY             02/18/98       993,370            244,663               10.000
HFBC            HopFed Bancorp Inc.                   KY             02/09/98       202,496             40,336               10.000
TSBK            Timberland Bancorp Inc.               WA             01/13/98       206,188             66,125               10.000
MYST            Mystic Financial Inc.                 MA             01/09/98       149,653             27,111               10.000
UTBI            United Tennessee Bankshares           TN             01/05/98        64,189             14,548               10.000
PEDE            Great Pee Dee Bancorp                 SC             12/31/97        60,538             21,821               10.000
UCBC            Union Community Bancorp               IN             12/29/97        84,291             30,418               10.000
WSBI            Warwick Community Bancorp             NY             12/23/97       286,545             66,065               10.000
SIB             Staten Island Bancorp Inc.            NY             12/22/97     2,144,500            515,775               12.000
HCBC            High Country Bancorp Inc.             CO             12/10/97        76,324             13,225               10.000
FSFF            First SecurityFed Financial           IL             10/31/97       260,002             64,080               10.000
OTFC            Oregon Trail Financial Corp.          OR             10/06/97       204,213             46,949               10.000
SHSB            SHS Bancorp Inc.                      PA             10/01/97        81,688              8,200               10.000

Maximum                                                                           2,144,500            515,775               12.000
Minimum                                                                              60,538              8,200               10.000
Average                                                                             370,307             89,178               10.154
Median                                                                              202,496             40,336               10.000



Source: SNL & F&C calculations             10

FERGUSON & COMPANY           Table IV.3 - Recent Conversions          Section IV
------------------          (Completed since August 31, 1997)


                               Conversion Pricing Ratios
             --------------------------------------------------------------
                    Price/            Price/           Price/         Price/            Current       Current             Current
                 Pro-Forma         Pro-Forma        Pro-Forma       Adjusted              Stock        Price/         Price/ Tang
                Book Value        Tang. Book         Earnings         Assets              Price    Book Value          Book Value
Ticker                 (%)               (%)              (x)            (%)                ($)           (%)                 (%)
RCBK                  79.6              79.6             14.0           19.8             16.656            NA                  NA
HFBC                  75.4              75.4             12.4           16.6             17.313            NA                  NA
TSBK                  81.5              81.5             10.5           24.3             17.625            NA                  NA
MYST                  77.8              77.8             17.5           15.3             17.000            NA                  NA
UTBI                  76.6              76.6             18.4           18.5             14.313            NA                  NA
PEDE                  73.9              73.9             15.9           26.5             15.875         112.2               112.2
UCBC                  74.1              74.1             13.5           26.5             14.625            NA                  NA
WSBI                  78.6              78.6             13.7           18.7             16.000            NA                  NA
SIB                   80.6              83.0             14.1           19.4             20.500            NA                  NA
HCBC                  77.7              77.7             30.5           14.8             14.750            NA                  NA
FSFF                  75.2              75.2             14.9           19.8             15.375            NA                  NA
OTFC                  76.6              76.6             18.5           18.7             18.125         118.2               118.2
SHSB                  70.7              70.7             13.9            9.1             18.000            NA                  NA

Maximum               81.5              83.0             30.5           26.5             20.500         118.2               118.2
Minimum               70.7              70.7             10.5            9.1             14.313         112.2               112.2
Average               76.8              77.0             16.0           19.1             16.627         115.2               115.2
Median                76.6              76.6             14.1           18.7             16.656         115.2               115.2


Source: SNL & F&C calculations             11

FERGUSON & COMPANY      Table IV.3 - Recent Conversions               Section IV
------------------     (Completed since August 31, 1997)              ----------


                                                                                         Post Conversion Price Change
                     Price One          Price One          Price One     --------------------------------------------------------
                     Day After         Week After        Month After          One             One            One              To
                    Conversion         Conversion         Conversion          Day            Week          Month            Date
Ticker                     ($)                ($)                ($)          (%)             (%)            (%)             (%)
RCBK                    16.313            16.438                  NA         63.1            64.4             NA            66.6
HFBC                    16.813            16.000                  NA         68.1            60.0             NA            73.1
TSBK                    14.500            16.000              16.000         45.0            60.0           60.0            76.3
MYST                    14.438            15.625              15.000         44.4            56.3           50.0            70.0
UTBI                    14.750            13.750              14.250         47.5            37.5           42.5            43.1
PEDE                    16.125            15.500              14.875         61.3            55.0           48.8            58.8
UCBC                    14.688            14.250              14.250         46.9            42.5           42.5            46.3
WSBI                    15.625            17.000              15.625         56.3            70.0           56.3            60.0
SIB                     19.063            19.438              19.188         58.9            62.0           59.9            70.8
HCBC                    14.438            15.063              14.500         44.4            50.6           45.0            47.5
FSFF                    15.063            15.125              16.063         50.6            51.3           60.6            53.8
OTFC                    16.750            16.375              16.125         67.5            63.8           61.3            81.3
SHSB                    14.750            16.250              16.000         47.5            62.5           60.0            80.0

Maximum                 19.063            19.438              19.188         68.1            70.0           61.3            81.3
Minimum                 14.438            13.750              14.250         44.4            37.5           42.5            43.1
Average                 15.640            15.909              15.625         54.0            56.6           53.3            63.6
Median                  15.063            16.000              15.625         50.6            60.0           56.3            66.6


Source: SNL & F&C calculations        12

FERGUSON & COMPANY    Table IV.4 - Recent Pink Sheet Conversions     Section IV
------------------        (Completed since February 28, 1997)        ----------


                                                                                  Conversion
                                                                                      Assets       IPO Proceeds        IPO Price
Ticker          Short Name                              State          IPO Date       ($000)             ($000)              ($)
SFSH            SFSB Holding Co.                        PA             02/27/98       37,810              7,260           10.000
WPBC            Wyman Park Bancorp                      MD             01/07/98       62,241             10,117           10.000
DFFN            Delaware First Financial Corp.          DE             01/05/98      112,545             11,570           10.000
CDLC            Coddle Creek Financial Corp.            NC             12/31/97      114,162             33,724           50.000
NARK            North Arkansas Bancshares Inc.          AR             12/19/97       34,379              3,703           10.000
OSFS            Ohio State Financial Services           OH             09/29/97       33,929              6,332           10.000
CIBC            Citizens Bancorp Inc.                   IN             09/18/97       45,153             10,580           10.000
WSBH            WSB Holding Co.                         PA             08/29/97       33,139              3,306           10.000
SCYT            Security Bancorp Inc.                   TN             06/30/97       44,121              4,364           10.000
SVBC            Sistersville Bancorp Inc.               WV             06/26/97       26,258              6,614           10.000
SFBK            SFB Bancorp Inc.                        TN             05/30/97       46,579              7,670           10.000
RFFC            Rocky Ford Financial Inc.               CO             05/22/97       20,388              4,232           10.000
VBAS            Vermilion Bancorp Inc.                  IL             03/26/97       35,459              3,968           10.000

Maximum                                                                              114,162             33,724           50.000
Minimum                                                                               20,388              3,306           10.000
Average                                                                               49,705              8,726           13.077
Median                                                                                37,810              6,614           10.000

Source: SNL & F&C calculations        13

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                                            Table IV.4 - Recent Pink Sheet Conversions
                                                (Completed since February 28, 1997)


                        Conversion Pricing Ratios
         --------------------------------------------------------
              Price/            Price/        Price/       Price/      Current           Current           Current           Current
           Pro-Forma         Pro-Forma     Pro-Forma     Adjusted        Stock            Price/       Price/ Tang            Price/
          Book Value        Tang. Book      Earnings       Assets        Price        Book Value        Book Value          Earnings
Ticker           (%)               (%)           (x)          (%)          ($)               (%)               (%)               (x)
SFSH            76.0              76.0            NA         16.1       12.813                NA                NA                NA
WPBC            75.0              75.0          28.4         14.0       15.870                NA                NA                NA
DFFN            73.7              73.7          20.6          9.3       13.120                NA                NA                NA
CDLC            77.9              77.9          22.3         22.8       79.120                NA                NA                NA
NARK            72.3              72.3            NA          9.7       12.620              86.6              86.6                NA
OSFS            63.3              63.3          17.0         15.7       17.500             106.3             106.3                NA
CIBC            73.5              73.5          16.1         19.0       15.250             104.7             104.7              19.1
WSBH            71.4              71.4            NA          9.1       15.000             101.3             101.3              75.0
SCYT            72.9              72.9          18.1          9.0       16.375             109.5             109.5              12.4
SVBC            65.4              65.4          26.7         20.1       15.750              95.3              95.3              23.2
SFBK            69.6              69.6          17.7         14.1       15.500              99.0              99.0              14.4
RFFC            68.8              68.8          17.7         17.2       14.500              93.3              93.3              33.0
VBAS            71.4              71.4            NA         10.1       15.625              95.3              95.3              21.7

Maximum         77.9              77.9          28.4         22.8       79.120             109.5             109.5              75.0
Minimum         63.3              63.3          16.1          9.0       12.620              86.6              86.6              12.4
Average         71.6              71.6          20.5         14.3       19.926              99.0              99.0              28.4
Median          72.3              72.3          18.1         14.1       15.500              99.0              99.0              21.7



Source: SNL & F&C calculations        14

FERGUSON & COMPANY      Table IV.4 - Recent Pink Sheet Conversions    Section IV
------------------                                                    ----------
                           (Completed since February 28, 1997)



                                                                                       Post Conversion Price Change
                 Price One         Price One           Price One      -------------------------------------------------------------
                 Day After        Week After         Month After               One             One            One              To
                Conversion        Conversion          Conversion               Day            Week          Month            Date
Ticker                 ($)               ($)                 ($)               (%)             (%)            (%)             (%)

SFSH                12.813                NA                  NA              28.1              NA             NA            28.1
WPBC                13.750            13.620              14.620              37.5            36.2           46.2            58.7
DFFN                    NA            11.960              12.750                NA            19.6           27.5            31.2
CDLC                77.000            77.620              79.370              54.0            55.2           58.7            58.2
NARK                12.500            12.750              13.000              25.0            27.5           30.0            26.2
OSFS                15.500            15.370              14.960              55.0            53.7           49.6            75.0
CIBC                14.000            14.000              15.000              40.0            40.0           50.0            52.5
WSBH                13.500            13.500              13.750              35.0            35.0           37.5            50.0
SCYT                14.500            15.000              15.250              45.0            50.0           52.5            63.8
SVBC                13.750            13.875              14.250              37.5            38.8           42.5            57.5
SFBK                13.813            13.750              14.000              38.1            37.5           40.0            55.0
RFFC                13.000            13.125              13.500              30.0            31.3           35.0            45.0
VBAS                12.375            12.250              12.125              23.8            22.5           21.3            56.3

Maximum             77.000            77.620              79.370              55.0            55.2           58.7            75.0
Minimum             12.375            11.960              12.125              23.8            19.6           21.3            26.2
Average             18.875            18.902              19.381              37.4            37.3           40.9            50.6
Median              13.750            13.685              14.125              37.5            36.9           41.3            55.0



Source: SNL & F&C calculations          15

FERGUSON & COMPANY                 Table IV.5                        Section IV
------------------                                                   ----------
                          Comparison of Pricing Ratios


                                                                             Group                         Percent Premium
                                                 Anson                    Compared to                     (Discount) Versus
                                                Savings        -------------------------------     -------------------------------
                                                 Bank             Average           Median             Average          Median
                                           ---------------     -------------    --------------     --------------   --------------
Comparison of PE ratio at
  midpoint to:
--------------------------------------
Comparative group                                  21.2               28.1              28.3              (24.6)           (25.1)
North Carolina thrifts                             21.2               22.9              23.6               (7.4)           (10.2)
Southeast Region thrifts                           21.2               23.6              23.9              (10.2)           (11.3)
All public thrifts                                 21.2               21.3              20.6               (0.5)             2.9
Recent conversions                                 21.2               16.0              14.1               32.5             50.4
Recent pink sheet conversions                      21.2               20.5              18.1                3.4             17.1

Comparison of PE ratio at
  maximum to:
--------------------------------------
Comparative group                                  22.3               28.1              28.3              (20.6)           (21.2)
North Carolina thrifts                             22.3               22.9              23.6               (2.6)            (5.5)
Southeast Region thrifts                           22.3               23.6              23.9               (5.5)            (6.7)
All public thrifts                                 22.3               21.3              20.6                4.7              8.3
Recent conversions                                 22.3               16.0              14.1               39.4             58.2
Recent pink sheet conversions                      22.3               20.5              18.1                8.8             23.2

Comparison of PE ratio at
  supermaximum to:
--------------------------------------
Comparative group                                  23.4               28.1              28.3              (16.7)           (17.3)
North Carolina thrifts                             23.4               22.9              23.6                2.2             (0.8)
Southeast Region thrifts                           23.4               23.6              23.9               (0.8)            (2.1)
All public thrifts                                 23.4               21.3              20.6                9.9             13.6
Recent conversions                                 23.4               16.0              14.1               46.3             66.0
Recent pink sheet conversions                      23.4               20.5              18.1               14.1             29.3

Comparison of PB ratio at
  midpoint to:
--------------------------------------
Comparative group                                  68.2              120.3             111.6              (43.3)           (38.9)
North Carolina thrifts                             68.2              137.8             126.9              (50.5)           (46.3)
Southeast Region thrifts                           68.2              176.5             159.7              (61.4)           (57.3)
All public thrifts                                 68.2              173.6             159.7              (60.7)           (57.3)
Recent conversions                                 68.2               76.8              76.6              (11.2)           (11.0)
Recent pink sheet conversions                      68.2               71.6              72.3               (4.7)            (5.7)

Comparison of PB ratio at
  maximum to:
--------------------------------------
Comparative group                                  71.5              120.3             111.6              (40.6)           (35.9)
North Carolina thrifts                             71.5              137.8             126.9              (48.1)           (43.7)
Southeast Region thrifts                           71.5              176.5             159.7              (59.5)           (55.2)
All public thrifts                                 71.5              173.6             159.7              (58.8)           (55.2)
Recent conversions                                 71.5               76.8              76.6               (6.9)            (6.7)
Recent pink sheet conversions                      71.5               71.6              72.3               (0.1)            (1.1)

Comparison of PB ratio at
  supermaximum to:
--------------------------------------
Comparative group                                  74.8              120.3             111.6              (37.8)           (33.0)
North Carolina thrifts                             74.8              137.8             126.9              (45.7)           (41.1)
Southeast Region thrifts                           74.8              176.5             159.7              (57.6)           (53.2)
All public thrifts                                 74.8              173.6             159.7              (56.9)           (53.2)
Recent conversions                                 74.8               76.8              76.6               (2.6)            (2.3)
Recent pink sheet conversions                      74.8               71.6              72.3                4.5              3.5


Source: SNL & F&C calculations          16

FERGUSON & COMPANY              Figure IV.1 - SNL Index              Section IV
------------------              -----------------------              ----------


                                                 % CHANGE SINCE
                                    ---------------------------------------
                           SNL      PREVIOUS
               DATE      INDEX          DATE          12/31/96     12/31/97
               ----      -----          ----          --------     --------
           12/31/90       96.6
           12/31/91      143.9         49.0%
           12/31/92      201.1         39.7%
           12/31/93      252.5         25.6%
           12/31/94      244.7         -3.1%
           12/31/95      376.5         53.9%
           12/31/96      483.6         28.4%
            3/31/97      527.7          9.1%              9.1%
            6/30/97      624.6         18.4%             29.2%
            9/30/97      737.5         18.1%             52.5%
           12/31/97      814.1         10.4%             68.3%
            1/30/98      768.3         -5.6%             58.9%        -5.6%
            2/27/98      818.7          6.6%             69.3%         0.6%



                                   SNL INDEX


                           [LINE GRAPH APPEARS HERE]




Source:  SNL & F&C calculations        17


FERGUSON & COMPANY                                Figure IV.2 - Interest Rates                                      Section IV
------------------                                                                                                  ----------


-----------------------------------------------------------------------------------------------               ----------------
                                     1 Year         5 Year         10 Year         30 Year                        1 to 30
                   Fed Fds (*)       T-bill         Treas.          Treas.          Treas.                      Yr. Spread
-----------------------------------------------------------------------------------------------               ----------------
12-Sep-97               5.48            5.59           6.23            6.34            6.64                           1.05
-----------------------------------------------------------------------------------------------               ----------------
26-Sep-97               5.45            5.46           6.00            6.08            6.36
10-Oct-97               5.46            5.44           5.93            6.04            6.34                           0.90
-----------------------------------------------------------------------------------------------               ----------------
24-Oct-97               5.54            5.52           6.02            6.09            6.38
7-Nov-97                5.60            5.43           5.81            5.92            6.20                           0.77
-----------------------------------------------------------------------------------------------               ----------------
21-Nov-97               5.51            5.46           5.79            5.84            6.06
5-Dec-97                5.58            5.54           5.82            5.86            6.04                           0.50
-----------------------------------------------------------------------------------------------               ----------------
19-Dec-97               5.66            5.49           5.74            5.77            5.96
2-Jan-98                5.45            5.52           5.71            5.75            5.93                           0.41
-----------------------------------------------------------------------------------------------               ----------------
16-Jan-98               5.45            5.17           5.32            5.45            5.74
30-Jan-98               5.53            5.27           5.48            5.63            5.89                           0.62
-----------------------------------------------------------------------------------------------               ----------------
13-Feb-98               5.43            5.27           5.47            5.57            5.89
27-Feb-98               5.51            5.42           5.60            5.63            5.94                           0.52
-----------------------------------------------------------------------------------------------               ----------------
                                        Rates September 12, 1997 through February 27, 1998

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------------------   -----------
                         1 Year     5 Year    10 Year    30 Year      1 to 30
           Fed Fds(*)    T-bill     Treas.     Treas.     Treas.    Yr. Spread
-----------------------------------------------------------------   -----------
2/27/1998        5.51      5.42       5.60       5.63       5.94           0.52
-----------------------------------------------------------------   -----------

                           [LINE GRAPH APPEARS HERE]

Source:  Financial Data, Federal Reserve Bank of St. Louis, MO.

                                    EXHIBITS

                                   EXHIBIT I

FERGUSON & COMPANY
------------------

                        Exhibit I - Firm Qualifications


     Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Hurst, Texas. Its services to financial institutions include:

 .  Mergers and acquisition services

 .  Business plans

 .  Fairness opinions and conversion appraisals

 .  Litigation support

 .  Operational and efficiency consulting

 .  Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 14 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------

                                                                                         Deposit
                                                                                         Insurance
                                                                                         Agency
Ticker        Short Name                          City                 State   Region    (BIF/SAIF)    Exchange   IPO Date
BANC          BankAtlantic Bancorp Inc.           Fort Lauderdale      FL      SE        SAIF          NASDAQ     11/29/83
BFSB          Bedford Bancshares Inc.             Bedford              VA      SE        SAIF          NASDAQ     08/22/94
BKUNA         BankUnited Financial Corp.          Coral Gables         FL      SE        SAIF          NASDAQ     12/11/85
CENB          Century Bancorp Inc.                Thomasville          NC      SE        SAIF          NASDAQ     12/23/96
CFCP          Coastal Financial Corp.             Myrtle Beach         SC      SE        SAIF          NASDAQ     09/26/90
CFFC          Community Financial Corp.           Staunton             VA      SE        SAIF          NASDAQ     03/30/88
CFNC          Carolina Fincorp Inc.               Rockingham           NC      SE        SAIF          NASDAQ     11/25/96
CFTP          Community Federal Bancorp           Tupelo               MS      SE        SAIF          NASDAQ     03/26/96
CNIT          CENIT Bancorp Inc.                  Norfolk              VA      SE        SAIF          NASDAQ     08/06/92
COOP          Cooperative Bankshares Inc.         Wilmington           NC      SE        SAIF          NASDAQ     08/21/91
EBSI          Eagle Bancshares                    Tucker               GA      SE        SAIF          NASDAQ     04/01/86
FFBH          First Federal Bancshares of AR      Harrison             AR      SE        SAIF          NASDAQ     05/03/96
FFCH          First Financial Holdings Inc.       Charleston           SC      SE        SAIF          NASDAQ     11/10/83
FFDB          FirstFed Bancorp Inc.               Bessemer             AL      SE        SAIF          NASDAQ     11/19/91
FFLC          FFLC Bancorp Inc.                   Leesburg             FL      SE        SAIF          NASDAQ     01/04/94
FFPB          First Palm Beach Bancorp Inc.       West Palm Beach      FL      SE        SAIF          NASDAQ     09/29/93
FGHC          First Georgia Holding Inc.          Brunswick            GA      SE        SAIF          NASDAQ     02/11/87
FLAG          FLAG Financial Corp.                LaGrange             GA      SE        SAIF          NASDAQ     12/11/86
FLFC          First Liberty Financial Corp.       Macon                GA      SE        SAIF          NASDAQ     12/06/83
FSTC          First Citizens Corp.                Newnan               GA      SE        SAIF          NASDAQ     03/01/86
FTF           Texarkana First Financial Corp      Texarkana            AR      SE        SAIF          AMSE       07/07/95
GSFC          Green Street Financial Corp.        Fayetteville         NC      SE        SAIF          NASDAQ     04/04/96
HARB          Harbor Florida Bancorp (MHC)        Fort Pierce          FL      SE        SAIF          NASDAQ     01/06/94
HBS           Haywood Bancshares Inc.             Waynesville          NC      SE        BIF           AMSE       12/18/87
HFNC          HFNC Financial Corp.                Charlotte            NC      SE        SAIF          NASDAQ     12/29/95
MBSP          Mitchell Bancorp Inc.               Spruce Pine          NC      SE        SAIF          NASDAQ     07/12/96
PDB           Piedmont Bancorp Inc.               Hillsborough         NC      SE        SAIF          AMSE       12/08/95
PFSL          Pocahontas FS&LA (MHC)              Pocahontas           AR      SE        SAIF          NASDAQ     04/05/94
SCBS          Southern Community Bancshares       Cullman              AL      SE        SAIF          NASDAQ     12/23/96
SCCB          S. Carolina Community Bancshrs      Winnsboro            SC      SE        SAIF          NASDAQ     07/07/94
SOPN          First Savings Bancorp Inc.          Southern Pines       NC      SE        SAIF          NASDAQ     01/06/94
SSB           Scotland Bancorp Inc.               Laurinburg           NC      SE        SAIF          AMSE       04/01/96
SSFC          South Street Financial Corp.        Albemarle            NC      SE        SAIF          NASDAQ     10/03/96
SSM           Stone Street Bancorp Inc.           Mocksville           NC      SE        SAIF          AMSE       04/01/96
SZB           SouthFirst Bancshares Inc.          Sylacauga            AL      SE        SAIF          AMSE       02/14/95
TWIN          Twin City Bancorp                   Bristol              TN      SE        SAIF          NASDAQ     01/04/95
VABF          Virginia Beach Fed. Financial       Virginia Beach       VA      SE        SAIF          NASDAQ     11/01/80

Maximum
Minimum
Average
Median

Source: SNL & F&C calculations         1

FERGUSON & COMPANY     Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------


                                                                                                                 Tangible
           Current   Current     Price/     Current     Current               Current        Total   Equity/      Equity/      Core
             Stock    Market        LTM      Price/    Price/ T     Price/   Dividend       Assets    Assets     T Assets       EPS
             Price     Value   Core EPS      Book V      Book V     Assets      Yield       ($000)       (%)          (%)       ($)
Ticker         ($)      ($M)        (x)         (%)         (%)        (%)        (%)         MRQ        MRQ          MRQ       LTM
BANC        13.500    341.17       26.5       167.9       192.3       11.4       0.98    3,064,480       6.8          6.0      0.51
BFSB        28.500     32.56       20.1       155.9       155.9       23.8       1.97      136,908      14.5         14.5      1.42
BKUNA       14.688    208.70       34.2       160.9       181.1        6.9       -       3,028,776       4.8          4.4      0.43
CENB        93.750     38.19       21.6       123.8       123.8       37.3       2.13      102,281      30.2         30.2      4.34
CFCP        21.750    101.66       20.7       301.7       301.7       18.0       1.66      563,866       6.0          6.0      1.05
CFFC        30.750     39.27       20.5       161.9       161.9       21.4       1.82      183,278      13.2         13.2      1.50
CFNC        17.750     33.82       24.3       126.2       126.2       28.7       1.35      114,660      22.7         22.7      0.73
CFTP        18.688     86.50       29.2       126.9       126.9       37.8       1.71      228,656      26.5         26.5      0.64
CNIT        71.250    112.17       22.1       229.8       250.9       16.8       1.68      701,708       7.0          6.4      3.22
COOP        20.250     60.43       29.4       213.6       213.6       16.4       -         369,121       7.7          7.7      0.69
EBSI        20.500    117.23       18.8       159.7       159.7       12.6       2.93      934,458       7.8          7.8      1.09
FFBH        26.000    127.30       22.6       156.3       156.3       23.3       1.08      547,119      14.9         14.9      1.15
FFCH        52.500    354.93       24.2       307.4       307.4       19.8       1.60    1,793,325       6.4          6.4      2.17
FFDB        24.000     27.72       17.4       160.0       174.3       15.5       2.08      178,792       9.7          9.0      1.38
FFLC        19.375     72.54       21.3       141.0       141.0       18.1       1.86      400,237      12.9         12.9      0.91
FFPB        37.875    191.45       26.7       165.0       168.8       10.5       1.85    1,821,077       6.4          6.2      1.42
FGHC        10.000     30.52       22.2       220.8       238.1       18.4       4.00      166,386       8.3          7.8      0.45
FLAG        20.625     42.01       25.8       193.5       193.5       17.6       1.65      238,463       9.1          9.1      0.80
FLFC        30.125    233.42       23.9       241.2       265.4       18.3       1.46    1,275,398       7.6          7.0      1.26
FSTC        32.000     88.72       17.0       248.8       311.3       25.1       1.00      352,233      10.1          8.2      1.88
FTF         28.250     49.71       16.2       182.0       182.0       27.6       1.98      180,259      15.2         15.2      1.74
GSFC        18.375     78.98       27.0       124.8       124.8       44.0       2.40      179,700      35.2         35.2      0.68
HARB        70.500    352.12       25.6       348.3       359.0       31.1       1.99    1,128,942       8.9          8.7      2.75
HBS         21.875     27.35       14.0       126.2       130.7       17.9       2.74      152,796      14.2         13.8      1.56
HFNC        13.625    234.25       25.7       141.1       141.1       25.7       2.35      910,786      18.2         18.2      0.53
MBSP        17.000     15.83       28.3       109.3       109.3       43.8       2.35       36,103      40.1         40.1      0.60
PDB         10.625     29.23       19.0       138.7       138.7       22.5       3.77      130,167      16.2         16.2      0.56
PFSL        44.188     72.13       31.1       291.5       291.5       18.5       2.04      389,405       6.4          6.4      1.42
SCBS        18.000     20.47       20.7       145.2       145.2       28.9       1.67       70,893      19.9         19.9      0.87
SCCB        21.500     12.54       30.7       134.5       134.5       27.8       2.98       45,092      20.7         20.7      0.70
SOPN        23.625     87.53       18.9       127.6       127.6       29.1       3.73      300,816      22.8         22.8      1.25
SSB         10.125     19.38       15.6       131.0       131.0       31.5       1.98       61,473      24.1         24.1      0.65
SSFC        13.000     60.79       28.3       165.6       165.6       26.6       3.08      228,491      14.9         14.9      0.46
SSM         20.438     38.79       23.0       125.2       125.2       37.0       2.20      104,773      29.6         29.6      0.89
SZB         22.250     21.71       26.5       135.7       135.7       13.1       2.70      165,388       9.7          9.7      0.84
TWIN        14.500     18.45       24.2       133.4       133.4       17.3       2.76      106,932      12.9         12.9      0.60
VABF        18.000     89.65       29.5       206.9       206.9       14.8       1.33      605,486       7.2          7.2      0.61

Maximum     93.750    354.93       34.2       348.3       359.0       44.0       4.00    3,064,480      40.1         40.1      4.34
Minimum     10.000     12.54       14.0       109.3       109.3        6.9       -          36,103       4.8          4.4      0.43
Average     26.750     96.47       23.6       176.5       181.9       23.1       2.02      567,533      14.8         14.7      1.18
Median      20.625     60.79       23.9       159.7       159.7       21.4       1.98      228,656      12.9         12.9      0.89




Source: SNL & F&C calculations          2

FERGUSON & COMPANY   Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------


                        Core      Core                              NPAs/    Price/      Core       Core       Core
                        ROAA      ROAE   Merger          Current   Assets     Core        EPS       ROAA       ROAE
                         (%)       (%)   Target?         Pricing      (%)      EPS        ($)        (%)        (%)
Ticker                   LTM       LTM   (Y/N)              Date      MRQ      (x)        MRQ        MRQ        MRQ
BANC                    0.53      9.11     N            02/27/98     1.07     33.8       0.10       0.44       7.34
BFSB                    1.19      8.34     N            02/27/98      -       21.6       0.33       1.10       7.72
BKUNA                   0.37      6.20     N            02/27/98     0.37     52.5       0.07       0.21       3.72
CENB                    1.63      5.91     N            02/27/98     0.58     25.2       0.93       1.38       4.56
CFCP                    1.04     16.59     N            02/27/98     0.59     21.8       0.25       0.94      15.05
CFFC                    1.13      8.22     N            02/27/98     0.56     29.6       0.26       0.74       5.47
CFNC                    1.17      5.06     N            02/27/98     0.10     24.7       0.18       1.11       4.88
CFTP                    1.33      4.54     N            02/27/98     0.49     31.2       0.15       1.19       4.43
CNIT                    0.78     10.96     N            02/27/98     0.45     18.8       0.95       0.91      12.75
COOP                    0.60      7.76     N            02/27/98     0.07     29.8       0.17       0.61       7.90
EBSI                    0.77      9.06     N            02/27/98     1.18     17.1       0.30       0.81       9.69
FFBH                    1.01      6.51     N            02/27/98     0.96     22.4       0.29       0.97       6.49
FFCH                    0.86     13.90     N            02/27/98     1.35     23.9       0.55       0.87      13.66
FFDB                    0.96      9.89     N            02/27/98       NA     17.7       0.34       0.93       9.63
FFLC                    0.95      6.79     N            02/27/98     0.19     19.4       0.25       0.97       7.40
FFPB                    0.44      6.61     N            02/27/98     0.52     36.4       0.26       0.30       4.74
FGHC                    0.94     11.32     N            02/27/98     1.64     16.7       0.15       1.12      13.49
FLAG                    0.72      7.98     N            02/27/98     3.92     25.8       0.20       0.69       7.75
FLFC                    0.79     10.53     N            02/27/98     1.00     21.5       0.35       0.87      11.61
FSTC                    1.70     17.58     N            02/27/98     1.12     19.5       0.41       1.41      14.00
FTF                     1.71     10.91     N            02/27/98     0.07     17.2       0.41       1.58      10.33
GSFC                    1.60      4.48     N            02/27/98     0.07     27.0       0.17       1.54       4.37
HARB                    1.24     14.73     N            02/27/98     0.51     24.5       0.72       1.28      14.72
HBS                     1.37      9.41     N            02/27/98     0.67      8.3       0.66       2.18      15.52
HFNC                    0.94      4.61     N            02/27/98     0.79     31.0       0.11       0.82       4.43
MBSP                    1.51      3.62     N            02/27/98     1.77     32.7       0.13       1.20       3.02
PDB                     1.22      7.26     N            02/27/98     1.13     20.4       0.13       1.13       6.88
PFSL                    0.62      9.72     N            02/27/98     0.13     33.5       0.33       0.58       9.16
SCBS                    1.20      5.66     N            02/27/98     2.17     20.5       0.22       1.22       6.05
SCCB                    1.00      3.95     N            02/27/98     1.53     44.8       0.12       0.62       2.61
SOPN                    1.75      7.43     N            02/27/98     0.20     18.5       0.32       1.74       7.61
SSB                     1.65      5.17     N            02/27/98      -       28.1       0.09       1.00       4.31
SSFC                    0.83      3.32     N            02/27/98     0.16       NM      (0.06)     (0.40)     (1.71)
SSM                     1.56      4.57     N            02/27/98      -       25.6       0.20       1.49       4.98
SZB                     0.67      5.08     N            02/27/98       NA     23.2       0.24       0.67       5.94
TWIN                    0.72      5.59     N            02/27/98     0.08     19.1       0.19       0.90       6.97
VABF                    0.49      7.24     N            02/27/98     0.50     26.5       0.17       0.55       7.90

Maximum                 1.75     17.58                               3.92     52.5       0.95      2.180     15.520
Minimum                 0.37      3.32                                -        8.3      (0.06)    (0.400)    (1.710)
Average                 1.05      7.99                               0.74     25.3       0.29      0.964      7.713
Median                  1.00      7.26                               0.52     24.2       0.24      0.940      7.340



Source: SNL & F&C calculations          3

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held North Carolina Thrifts
------------------


                                                                                     Deposit
                                                                                     Insurance
                                                                                     Agency
Ticker        Short Name                        City               State   Region    (BIF/SAIF)    Exchange         IPO Date
CENB          Century Bancorp Inc.              Thomasville        NC      SE        SAIF          NASDAQ           12/23/96
CFNC          Carolina Fincorp Inc.             Rockingham         NC      SE        SAIF          NASDAQ           11/25/96
COOP          Cooperative Bankshares Inc.       Wilmington         NC      SE        SAIF          NASDAQ           08/21/91
GSFC          Green Street Financial Corp.      Fayetteville       NC      SE        SAIF          NASDAQ           04/04/96
HBS           Haywood Bancshares Inc.           Waynesville        NC      SE        BIF           AMSE             12/18/87
HFNC          HFNC Financial Corp.              Charlotte          NC      SE        SAIF          NASDAQ           12/29/95
MBSP          Mitchell Bancorp Inc.             Spruce Pine        NC      SE        SAIF          NASDAQ           07/12/96
PDB           Piedmont Bancorp Inc.             Hillsborough       NC      SE        SAIF          AMSE             12/08/95
SOPN          First Savings Bancorp Inc.        Southern Pines     NC      SE        SAIF          NASDAQ           01/06/94
SSB           Scotland Bancorp Inc.             Laurinburg         NC      SE        SAIF          AMSE             04/01/96
SSFC          South Street Financial Corp.      Albemarle          NC      SE        SAIF          NASDAQ           10/03/96
SSM           Stone Street Bancorp Inc.         Mocksville         NC      SE        SAIF          AMSE             04/01/96

Maximum
Minimum
Average
Median




Source: SNL & F&C calculations          4

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held North Carolina Thrifts
------------------

                                                                                                                  Tangible
            Current     Current       Price/     Current     Current                Current      Total   Equity/   Equity/      Core
              Stock      Market          LTM      Price/    Price/ T     Price/    Dividend     Assets    Assets  T Assets       EPS
              Price       Value     Core EPS      Book V      Book V     Assets       Yield      ($000)      (%)       (%)       ($)
Ticker          ($)        ($M)          (x)         (%)         (%)        (%)         (%)        MRQ       MRQ       MRQ       LTM
CENB         93.750       38.19         21.6       123.8       123.8       37.3        2.13    102,281      30.2      30.2      4.34
CFNC         17.750       33.82         24.3       126.2       126.2       28.7        1.35    114,660      22.7      22.7      0.73
COOP         20.250       60.43         29.4       213.6       213.6       16.4         -      369,121       7.7       7.7      0.69
GSFC         18.375       78.98         27.0       124.8       124.8       44.0        2.40    179,700      35.2      35.2      0.68
HBS          21.875       27.35         14.0       126.2       130.7       17.9        2.74    152,796      14.2      13.8      1.56
HFNC         13.625      234.25         25.7       141.1       141.1       25.7        2.35    910,786      18.2      18.2      0.53
MBSP         17.000       15.83         28.3       109.3       109.3       43.8        2.35     36,103      40.1      40.1      0.60
PDB          10.625       29.23         19.0       138.7       138.7       22.5        3.77    130,167      16.2      16.2      0.56
SOPN         23.625       87.53         18.9       127.6       127.6       29.1        3.73    300,816      22.8      22.8      1.25
SSB          10.125       19.38         15.6       131.0       131.0       31.5        1.98     61,473      24.1      24.1      0.65
SSFC         13.000       60.79         28.3       165.6       165.6       26.6        3.08    228,491      14.9      14.9      0.46
SSM          20.438       38.79         23.0       125.2       125.2       37.0        2.20    104,773      29.6      29.6      0.89

Maximum      93.750      234.25         29.4       213.6       213.6       44.0        3.77    910,786      40.1      40.1      4.34
Minimum      10.125       15.83         14.0       109.3       109.3       16.4         -       36,103       7.7       7.7      0.46
Average      23.370       60.38         22.9       137.8       138.1       30.0        2.34    224,264      23.0      22.9      1.08
Median       18.063       38.49         23.6       126.9       129.2       28.9        2.35    141,482      22.7      22.7      0.69

Source: SNL & F&C calculations         5

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held North Carolina Thrifts
------------------


                        Core      Core                             NPAs/   Price/       Core       Core       Core
                        ROAA      ROAE    Merger        Current   Assets     Core        EPS       ROAA       ROAE
                         (%)       (%)   Target?        Pricing      (%)      EPS        ($)        (%)        (%)
Ticker                   LTM       LTM     (Y/N)           Date      MRQ      (x)        MRQ        MRQ        MRQ
CENB                    1.63      5.91        N        02/27/98     0.58     25.2       0.93       1.38       4.56
CFNC                    1.17      5.06        N        02/27/98     0.10     24.7       0.18       1.11       4.88
COOP                    0.60      7.76        N        02/27/98     0.07     29.8       0.17       0.61       7.90
GSFC                    1.60      4.48        N        02/27/98     0.07     27.0       0.17       1.54       4.37
HBS                     1.37      9.41        N        02/27/98     0.67      8.3       0.66       2.18      15.52
HFNC                    0.94      4.61        N        02/27/98     0.79     31.0       0.11       0.82       4.43
MBSP                    1.51      3.62        N        02/27/98     1.77     32.7       0.13       1.20       3.02
PDB                     1.22      7.26        N        02/27/98     1.13     20.4       0.13       1.13       6.88
SOPN                    1.75      7.43        N        02/27/98     0.20     18.5       0.32       1.74       7.61
SSB                     1.65      5.17        N        02/27/98      -       28.1       0.09       1.00       4.31
SSFC                    0.83      3.32        N        02/27/98     0.16       NM      (0.06)     (0.40)     (1.71)
SSM                     1.56      4.57        N        02/27/98      -       25.6       0.20       1.49       4.98

Maximum                 1.75      9.41                              1.77     32.7       0.93      2.180     15.520
Minimum                 0.60      3.32                               -        8.3      (0.06)    (0.400)    (1.710)
Average                 1.32      5.72                              0.46     24.7       0.25      1.150      5.563
Median                  1.44      5.12                              0.18     25.6       0.17      1.165      4.720

Source: SNL & F&C calculations         6

FERGUSON & COMPANY     Exhibit II.3 - Comparatives General Characteristics
------------------

                                                                                      Total                     Current    Current
                                                                         Number      Assets                       Stock     Market
                                                                            of       ($000)                       Price      Value
Ticker     Short Name                           City           State    Offices         MRQ         IPO Date        ($)       ($M)
CRZY       Crazy Woman Creek Bancorp            Buffalo          WY         1        60,774         03/29/96     16.500     15.75
FFDF       FFD Financial Corp.                  Dover            OH         1        92,364         04/03/96     18.750     27.09
LXMO       Lexington B&L Financial Corp.        Lexington        MO         1        58,783         06/06/96     16.500     18.49
MBSP       Mitchell Bancorp Inc.                Spruce Pine      NC         1        36,103         07/12/96     17.000     15.83
MRKF       Market Financial Corp.               Mount Healthy    OH         2        56,833         03/27/97     16.750     22.37
PFFC       Peoples Financial Corp.              Massillon        OH         2        82,464         09/13/96     16.500     23.37
PSFI       PS Financial Inc.                    Chicago          IL         1        85,698         11/27/96     13.938     28.90
RELI       Reliance Bancshares Inc.             Milwaukee        WI         1        44,544         04/19/96      9.125     23.38
SCBS       Southern Community Bancshares        Cullman          AL         1        70,893         12/23/96     18.000     20.47
SCCB       S. Carolina Community Bancshrs       Winnsboro        SC         3        45,092         07/07/94     21.500     12.54
SSB        Scotland Bancorp Inc.                Laurinburg       NC         2        61,473         04/01/96     10.125     19.38

Maximum                                                                     3        92,364           35,516     21.500     28.90
Minimum                                                                     1        36,103           34,522      9.125     12.54
Average                                                                     1        63,184           35,209     15.881     20.69
Median                                                                      1        60,774           35,222     16.500     20.47

Source: SNL & F&C calculations         7

FERGUSON & COMPANY   Exhibit II.4 - Comparatives Balance Sheet Characteristics
------------------

                                                  Total    Mortgage-              Investment &
                                    Total      Cash and       Backed       Net      Foreclosed
                                   Assets   Investments   Securities     Loans     Real Estate
                                   ($000)        ($000)       ($000)    ($000)          ($000)
Short Name                           MRQ           MRQ           MRQ       MRQ             MRQ
Crazy Woman Creek Bancorp          60,774        31,039        7,656     28,739           -
FFD Financial Corp.                92,364        26,451       14,109     64,197           -
Lexington B&L Financial Corp.      58,783        11,563        1,669     45,873           -
Mitchell Bancorp Inc.              36,103         6,626          -       28,991           91
Market Financial Corp.             56,833        27,223        1,239     28,883           -
Peoples Financial Corp.            82,464        21,254       11,997     59,530           -
PS Financial Inc.                  85,698        49,012        9,255     35,444           -
Reliance Bancshares Inc.           44,544        16,645          476     27,456           -
Southern Community Bancshares      70,893        23,909           NA     45,757           -
S. Carolina Community Bancshrs     45,092         8,284           42     35,684          101
Scotland Bancorp Inc.              61,473        15,706          383     44,492           -

Maximum                            92,364        49,012       14,109     64,197          101
Minimum                            36,103         6,626          -       27,456           -
Average                            63,184        21,610        4,683     40,459           17
Median                             60,774        21,254        1,454     35,684           -

                                          Loan
                                     Servicing           Total        Other        Total
                                        Rights     Intangibles       Assets     Deposits
                                        ($000)          ($000)       ($000)       ($000)
Short Name                                MRQ             MRQ          MRQ          MRQ
Crazy Woman Creek Bancorp                 -               -           996        30,508
FFD Financial Corp.                       -               -         1,716        58,769
Lexington B&L Financial Corp.             -               -         1,347        42,694
Mitchell Bancorp Inc.                     -               -           395        20,411
Market Financial Corp.                    -               -           727        35,600
Peoples Financial Corp.                   -               -         1,680        65,551
PS Financial Inc.                         -               -         1,242        41,315
Reliance Bancshares Inc.                  -               -           443        17,675
Southern Community Bancshares             -               -         1,227        56,521
S. Carolina Community Bancshrs            -               -         1,023        35,242
Scotland Bancorp Inc.                     -               -         1,275        45,636

Maximum                                   -               -         1,716        65,551
Minimum                                   -               -           395        17,675
Average                                   -               -         1,097        40,902
Median                                    -               -         1,227        41,315

Source: SNL & F&C calculations         8

FERGUSON & COMPANY   Exhibit II.4-Comparatives Balance Sheet Characteristics
------------------


                                        Total    Subordinated         Other         Total    Preferred
                                   Borrowings            Debt   Liabilities   Liabilities       Equity
                                       ($000)          ($000)        ($000)        ($000)       ($000)
Short Name                                MRQ             MRQ           MRQ           MRQ          MRQ
Crazy Woman Creek Bancorp              15,450               -           451        46,409            -
FFD Financial Corp.                    10,031               -         1,339        70,139            -
Lexington B&L Financial Corp.               -               -           437        43,131            -
Mitchell Bancorp Inc.                       -               -         1,204        21,615            -
Market Financial Corp.                      -               -         1,023        36,623            -
Peoples Financial Corp.                     -               -         1,365        66,916            -
PS Financial Inc.                       8,500               -         3,898        53,713            -
Reliance Bancshares Inc.                4,000               -           557        22,232            -
Southern Community Bancshares               -               -           273        56,794            -
S. Carolina Community Bancshrs              -               -           524        35,766            -
Scotland Bancorp Inc.                       -               -         1,042        46,678            -

Maximum                                15,450               -         3,898        70,139            -
Minimum                                     -               -           273        21,615            -
Average                                 3,453               -         1,101        45,456            -
Median                                      -               -         1,023        46,409            -


                                                                 Regulatory    Regulatory
                                       Common           Total      Tangible          Core
                                       Equity          Equity       Capital       Capital
                                       ($000)          ($000)        ($000)        ($000)
Short Name                                MRQ             MRQ           MRQ           MRQ
Crazy Woman Creek Bancorp              14,365          14,365        11,008        11,008
FFD Financial Corp.                    22,225          22,225        14,000        14,000
Lexington B&L Financial Corp.          15,652          15,652        12,036        12,036
Mitchell Bancorp Inc.                  14,488          14,488            NA        10,585
Market Financial Corp.                 20,210          20,210        13,162        13,162
Peoples Financial Corp.                15,548          15,548        13,308        13,308
PS Financial Inc.                      31,985          31,985        31,985        31,985
Reliance Bancshares Inc.               22,312          22,312            NA            NA
Southern Community Bancshares          14,099          14,099            NA            NA
S. Carolina Community Bancshrs          9,326           9,326         8,193         8,193
Scotland Bancorp Inc.                  14,795          14,795        12,762        12,762

Maximum                                31,985          31,985        31,985        31,985
Minimum                                 9,326           9,326         8,193         8,193
Average                                17,728          17,728        14,557        14,115
Median                                 15,548          15,548        12,962        12,762


Source: SNL & F&C calculations

FERGUSON & COMPANY     Exhibit II.4 - Comparatives Balance Sheet Characteristics
------------------


                                   Regulatory
                                        Total          Tangible              Core        Risk-Based
                                      Capital          Capital/          Capital/          Capital/
                                       ($000)          Tangible      Adj Tangible      Risk-Weightd
Short Name                                MRQ        Assets (%)        Assets (%)        Assets (%)
Crazy Woman Creek Bancorp              11,274              20.5              20.5              52.2
FFD Financial Corp.                    14,200              16.1              16.1              35.2
Lexington B&L Financial Corp.          12,242              22.8              22.8              46.4
Mitchell Bancorp Inc.                  10,773                NA                NA                NA
Market Financial Corp.                 13,212                NA                NA                NA
Peoples Financial Corp.                13,456              20.2              20.2              51.3
PS Financial Inc.                      32,171                NA                NA                NA
Reliance Bancshares Inc.                   NA                NA                NA                NA
Southern Community Bancshares              NA               8.9               8.9              18.1
S. Carolina Community Bancshrs          8,465              24.6              24.6              53.1
Scotland Bancorp Inc.                  13,017                NA                NA                NA

Maximum                                32,171              24.6              24.6              53.1
Minimum                                 8,465               8.9               8.9              18.1
Average                                14,312              18.9              18.9              42.7
Median                                 13,017              20.3              20.3              48.8


                                                                        Loan Loss          Publicly
                                        NPAs/         Reserves/         Reserves/          Reported
                                       Assets            Assets              NPLs        Book Value
                                          (%)               (%)               (%)               ($)
Short Name                                MRQ               MRQ               MRQ               MRQ
Crazy Woman Creek Bancorp                0.18              0.44            237.50             15.04
FFD Financial Corp.                      0.05              0.29            642.86             15.38
Lexington B&L Financial Corp.            0.67              0.38             56.09             14.79
Mitchell Bancorp Inc.                    1.77              0.52             34.31             15.56
Market Financial Corp.                    -                0.09                NM             15.13
Peoples Financial Corp.                  0.04              0.18                NM             10.98
PS Financial Inc.                        0.68              0.22             31.79             14.76
Reliance Bancshares Inc.                  -                0.35                NM              8.71
Southern Community Bancshares            2.17              1.14             52.44             12.40
S. Carolina Community Bancshrs           1.53              0.65             49.66             15.99
Scotland Bancorp Inc.                     -                0.41                NM              7.73

Maximum                                  2.17              1.14            642.86             15.99
Minimum                                   -                0.09             31.79              7.73
Average                                  0.64              0.42            157.81             13.32
Median                                   0.18              0.38             52.44             14.79


Source: SNL & F&C calculations         10

FERGUSON & COMPANY    Exhibit II.4-Comparatives Balance Sheet Characteristics
------------------


                                      Tangible     Earn Assets/      Full-Time           Loans                    Cash & Invest
                                  Publicly Rep      Int Bearing     Equivalent        Serviced           MBS/       (Sans MBS)/
                                    Book Value      Liabilities      Employees      For Others         Assets            Assets
                                           ($)              (%)       (Actual)           ($000)           (%)               (%)
Short Name                                 MRQ              MRQ            MRQ             MRQ            MRQ               MRQ
Crazy Woman Creek Bancorp                15.04           130.96             10              76          12.60             38.48
FFD Financial Corp.                      15.38           132.36             24               -          15.28             13.36
Lexington B&L Financial Corp.            14.79           136.62             10               -           2.84             16.83
Mitchell Bancorp Inc.                    15.56           175.36              6               -              -             18.35
Market Financial Corp.                   15.13           157.39              9               -           2.18             45.72
Peoples Financial Corp.                  10.98           123.00             19               -          14.55             11.23
PS Financial Inc.                        14.76           168.46             15               -          10.80             46.39
Reliance Bancshares Inc.                  8.71           191.63             NA               -           1.07             36.30
Southern Community Bancshares            12.40           125.17             NA              NA             NA                NA
S. Carolina Community Bancshrs           15.99           130.32             NA              NA           0.09             18.28
Scotland Bancorp Inc.                     7.73           131.42             13               -           0.62             24.93

Maximum                                  15.99           191.63             24              76          15.28             46.39
Minimum                                   7.73           123.00              6               -              -             11.23
Average                                  13.32           145.70             13               8           6.00             26.99
Median                                   14.79           132.36             12               -           2.51             21.64


Source: SNL & F&C calculations        11

FERGUSON & COMPANY       Exhibit II.5-Comparatives Operations
------------------


                                                             Net Income                  ROAA                          ROAE
                                  Average                        Before                Before     Core               Before    Core
                                   Assets    Net Income     Extra Items      ROAA       Extra     ROAA      ROAE      Extra    ROAE
                                   ($000)        ($000)          ($000)       (%)         (%)      (%)       (%)        (%)     (%)
Short Name                            LTM           LTM             LTM       LTM         LTM      LTM       LTM        LTM     LTM
Crazy Woman Creek Bancorp          55,868           719             719      1.29        1.29     1.30      5.05       5.05    5.11
FFD Financial Corp.                87,692         1,607           1,607      1.83        1.83     0.88      7.49       7.49    3.60
Lexington B&L Financial Corp.      60,398           746             746      1.24        1.24     1.23      4.22       4.22    4.21
Mitchell Bancorp Inc.              34,620           523             523      1.51        1.51     1.51      3.62       3.62    3.62
Market Financial Corp.             55,081           575             575      1.04        1.04     1.04      3.15       3.15    3.15
Peoples Financial Corp.            86,378           684             684      0.79        0.79     0.78      3.27       3.27    3.22
PS Financial Inc.                  76,791         1,557           1,557      2.03        2.03     2.10      5.26       5.26    5.43
Reliance Bancshares Inc.           46,524           499             499      1.07        1.07     1.04      2.18       2.18    2.11
Southern Community Bancshares      70,721           848             848      1.20        1.20     1.20      5.66       5.66    5.66
S. Carolina Community Bancshrs     46,034           462             462      1.00        1.00     1.00      3.95       3.95    3.95
Scotland Bancorp Inc.              66,893         1,113           1,113      1.66        1.66     1.65      5.21       5.21    5.17

Maximum                            87,692         1,607           1,607      2.03        2.03     2.10      7.49       7.49    5.66
Minimum                            34,620           462             462      0.79        0.79     0.78      2.18       2.18    2.11
Average                            62,455           848             848      1.33        1.33     1.25      4.46       4.46    4.11
Median                             60,398           719             719      1.24        1.24     1.20      4.22       4.22    3.95


Source: SNL & F&C calculations        12

FERGUSON & COMPANY         Exhibit II.5-Comparatives Operations
------------------


                                    Loan         Total         Total      Net Loan                    Common   Dividend     Interest
                                    Loss   Noninterest   Noninterest   Chargeoffs/       LTM EPS   Dividends     Payout      Income/
                               Provision        Income       Expense     Avg Loans   After Extra   Per Share      Ratio   Avg Assets
                                  ($000)        ($000)        ($000)           (%)           ($)         ($)        (%)          (%)
Short Name                           LTM           LTM           LTM           LTM           LTM         LTM        LTM          LTM
Crazy Woman Creek Bancorp            -              78           963          0.07          0.78        0.40      51.28         7.35
FFD Financial Corp.                  125            61         1,711           -            1.19        0.28      23.11         6.98
Lexington B&L Financial Corp.         29            79         1,217          0.02          0.70        0.15      21.43         7.61
Mitchell Bancorp Inc.                 24             5           834           -            0.60        0.40      66.67         7.71
Market Financial Corp.               -               6         1,145           -              NA          NA         NA         6.72
Peoples Financial Corp.               12            29         2,093          0.11          0.49        5.45         NM         7.19
PS Financial Inc.                    -              76         1,189           -              NA          NA         NA         7.42
Reliance Bancshares Inc.              22            22         1,446           -            0.21         -          -           7.39
Southern Community Bancshares        -             172         1,612         (0.03)         0.86        0.30      34.88         7.30
S. Carolina Community Bancshrs       -             116         1,232           -            0.70        0.62      88.57         7.68
Scotland Bancorp Inc.                 24            74         1,509           -            0.65        6.28     965.38         7.56

Maximum                              125           172         2,093          0.11          1.19        6.28     965.38         7.71
Minimum                              -               5           834         (0.03)         0.21         -          -           6.72
Average                               21            65         1,359          0.02          0.69        1.54     156.42         7.36
Median                                12            74         1,232           -            0.70        0.40      43.08         7.39


Source: SNL & F&C calculations        13

FERGUSON & COMPANY        Exhibit II.5-Comparatives Operations
------------------


                                     Interest    Net Interest       Gain on        Real   Noninterest          G&A   Noninterest
                                     Expense/         Income/         Sale/      Estate       Income/     Expense/      Expense/
                                   Avg Assets      Avg Assets    Avg Assets     Expense    Avg Assets   Avg Assets    Avg Assets
                                          (%)             (%)           (%)      ($000)           (%)          (%)           (%)
Short Name                                LTM             LTM           LTM         LTM           LTM          LTM           LTM
Crazy Woman Creek Bancorp                3.83            3.53         (0.03)        -            0.14         1.72          1.72
FFD Financial Corp.                      3.68            3.31          1.46         -            0.07         1.95          1.95
Lexington B&L Financial Corp.            3.80            3.81          0.01         -            0.13         2.01          2.01
Mitchell Bancorp Inc.                    2.76            4.95           -            (2)         0.01         2.41          2.41
Market Financial Corp.                   3.07            3.65           -           -            0.01         2.08          2.08
Peoples Financial Corp.                  3.58            3.61          0.02         -            0.03         2.42          2.42
PS Financial Inc.                        2.52            4.90         (0.05)        -            0.10         1.55          1.55
Reliance Bancshares Inc.                 2.59            4.80         (0.01)        -            0.05         3.11          3.11
Southern Community Bancshares            3.39            3.91           -           -            0.24         2.28          2.28
S. Carolina Community Bancshrs           3.62            4.06           -             6          0.25         2.66          2.68
Scotland Bancorp Inc.                    3.06            4.50          0.36         -            0.11         2.26          2.26

Maximum                                  3.83            4.95          1.46           6          0.25         3.11          3.11
Minimum                                  2.52            3.31         (0.05)         (2)         0.01         1.55          1.55
Average                                  3.26            4.09          0.16           0          0.10         2.22          2.22
Median                                   3.39            3.91           -           -            0.10         2.26          2.26


Source: SNL & F&C calculations        14

FERGUSON & COMPANY          Exhibit II.5 - Comparatives Operations
------------------

                                  Net Oper          Total   Amortization               Extra and
                                 Expenses/   Nonrecurring             of         Tax   After Tax     Efficiency    Preferred
                                Avg Assets        Expense    Intangibles   Provision       Items          Ratio    Dividends
                                       (%)         ($000)         ($000)      ($000)      ($000)            (%)       ($000)
Short Name                             LTM            LTM            LTM         LTM         LTM            LTM          LTM
Crazy Woman Creek Bancorp             1.58             -              -          352          -           47.02           -
FFD Financial Corp.                   1.88             -              -          803          -           57.77           -
Lexington B&L Financial Corp.         1.88             -              -          390          -           51.18           -
Mitchell Bancorp Inc.                 2.40             -              -          336          -           48.69           -
Market Financial Corp.                2.07             -              -          297          -           56.77           -
Peoples Financial Corp.               2.39             -              -          376          -           66.44           -
PS Financial Inc.                     1.45             40             -        1,014          -           30.97           -
Reliance Bancshares Inc.              3.06             -              -          307          -           64.15           -
Southern Community Bancshares         2.04             -              -          474          -           54.94           -
S. Carolina Community Bancshrs        2.41             -              -          290          -           61.79           -
Scotland Bancorp Inc.                 2.15            230             -          449          -           48.91           -

Maximum                               3.06            230             -        1,014          -           66.44           -
Minimum                               1.45             -              -          290          -           30.97           -
Average                               2.12             25             -          463          -           53.51           -
Median                                2.07             -              -          376          -           54.94           -

Source: SNL & F&C calculations         15

FERGUSON & COMPANY         Exhibit II.5 - Comparatives Operations
------------------

                                         Yield on        Cost of                 Interest         Loan Loss
                                      Int Earning    Int Bearing    Effective       Yield        Provision/
                                           Assets    Liabilities     Tax Rate      Spread        Avg Assets
                                              (%)            (%)          (%)         (%)               (%)
Short Name                                    LTM            LTM          LTM         LTM               LTM
Crazy Woman Creek Bancorp                    7.47           5.23        32.87        2.24               -
FFD Financial Corp.                          7.08           4.95        33.32        2.13              0.14
Lexington B&L Financial Corp.                7.86           5.46        34.33        2.40              0.05
Mitchell Bancorp Inc.                        7.95           5.16        39.12        2.79              0.07
Market Financial Corp.                       6.80           4.70        34.06        2.10               -
Peoples Financial Corp.                      7.38           4.82        35.47        2.56              0.01
PS Financial Inc.                            7.87           4.36        39.44        3.51               -
Reliance Bancshares Inc.                     7.73           5.25        38.09        2.48              0.05
Southern Community Bancshares                7.41           4.33        35.85        3.08               -
S. Carolina Community Bancshrs               7.83           4.92        38.56        2.91               -
Scotland Bancorp Inc.                        7.69           4.61        28.75        3.08              0.04

Maximum                                      7.95           5.46        39.44        3.51              0.14
Minimum                                      6.80           4.33        28.75        2.10               -
Average                                      7.55           4.89        35.44        2.66              0.03
Median                                       7.69           4.92        35.47        2.56              0.01

Source: SNL & F&C calculations         16

FERGUSON & COMPANY  Exhibit II.6 - Comparatives Pricing Charateristics
------------------


                                                                        Current    Current    Price/
                                                                          Stock     Market       LTM
                Abbreviated                                               Price      Value  Core EPS
Ticker          Name                    City                 State          ($)       ($M)       (x)
CRZY            CrazyWomanCreek-WY      Buffalo              WY          16.500      15.75      20.9
FFDF            FFDFinlCorp-OH          Dover                OH          18.750      27.09      33.5
LXMO            LexingtonB&L-MO         Lexington            MO          16.500      18.49      23.6
MBSP            MitchellBancorp-NC      Spruce Pine          NC          17.000      15.83      28.3
MRKF            MarketFinlCorp-OH       Mount Healthy        OH          16.750      22.37        NA
PFFC            PeoplesFinlCorp-OH      Massillon            OH          16.500      23.37      33.7
PSFI            PSFinancialInc-IL       Chicago              IL          13.938      28.90        NA
RELI            RelianceBcshs-WI        Milwaukee            WI           9.125      23.38      45.6
SCBS            SouthernCmnty-AL        Cullman              AL          18.000      20.47      20.7
SCCB            SCCmntyBcshs-SC         Winnsboro            SC          21.500      12.54      30.7
SSB             ScotlandBancorp-NC      Laurinburg           NC          10.125      19.38      15.6

Maximum                                                                  21.500      28.90      45.6
Minimum                                                                   9.125      12.54      15.6
Average                                                                  15.881      20.69      28.1
Median                                                                   16.500      20.47      28.3

Source: SNL & F&C calculations         17

FERGUSON & COMPANY     Exhibit II.6-Comparatives Pricing Characteristics
------------------


                                                                                                Tangible
                Current       Current                   Current         Total     Equity/        Equity/
                 Price/      Price/ T      Price/      Dividend        Assets      Assets       T Assets
                 Book V        Book V      Assets         Yield         ($000)        (%)            (%)
Ticker              (%)           (%)         (%)           (%)           MRQ         MRQ            MRQ
CRZY              109.7         109.7        25.9          2.42        60,774        23.6           23.6
FFDF              121.9         121.9        29.3          1.60        92,364        24.1           24.1
LXMO              111.6         111.6        29.7          1.82        58,783        26.6           26.6
MBSP              109.3         109.3        43.8          2.35        36,103        40.1           40.1
MRKF              110.7         110.7        39.4          1.67        56,833        35.6           35.6
PFFC              150.3         150.3        28.4          3.03        82,464        18.9           18.9
PSFI               94.4          94.4        35.2          3.44        85,698        37.3           37.3
RELI              104.8         104.8        52.5           -          44,544        50.1           50.1
SCBS              145.2         145.2        28.9          1.67        70,893        19.9           19.9
SCCB              134.5         134.5        27.8          2.98        45,092        20.7           20.7
SSB               131.0         131.0        31.5          1.98        61,473        24.1           24.1

Maximum           150.3         150.3        52.5          3.44        92,364        50.1           50.1
Minimum            94.4          94.4        25.9           -          36,103        18.9           18.9
Average           120.3         120.3        33.9          2.09        63,184        29.2           29.2
Median            111.6         111.6        29.7          1.98        60,774        24.1           24.1


Source: SNL & F&C calculations

FERGUSON & COMPANY     Exhibit II.6-Comparatives Pricing Characteristics
------------------


                                                    ROACE
                Core        Core        Core       Before                                NPAs/      Price/
                 EPS        ROAA        ROAE        Extra       Merger     Current      Assets        Core
                 ($)         (%)         (%)          (%)      Target?     Pricing         (%)         EPS
Ticker           LTM         LTM         LTM          LTM        (Y/N)        Date         MRQ         (x)
CRZY            0.79        1.30        5.11         5.05         N       02/27/98        0.18        19.6
FFDF            0.56        0.88        3.60         7.49         N       02/27/98        0.05        39.1
LXMO            0.70        1.23        4.21         4.22         N       02/27/98        0.67        24.3
MBSP            0.60        1.51        3.62         3.62         N       02/27/98        1.77        32.7
MRKF              NA        1.04        3.15         3.15         N       02/27/98         -          34.9
PFFC            0.49        0.78        3.22         3.27         N       02/27/98        0.04        45.8
PSFI              NA        2.10        5.43         5.26         N       02/27/98        0.68        18.3
RELI            0.20        1.04        2.11         2.18         N       02/27/98         -          45.6
SCBS            0.87        1.20        5.66         5.66         N       02/27/98        2.17        20.5
SCCB            0.70        1.00        3.95         3.95         N       02/27/98        1.53        44.8
SSB             0.65        1.65        5.17         5.21         N       02/27/98         -          28.1

Maximum         0.87        2.10        5.66         7.49                                 2.17        45.8
Minimum         0.20        0.78        2.11         2.18                                  -          18.3
Average         0.62        1.25        4.11         4.46                                 0.64        32.2
Median          0.65        1.20        3.95         4.22                                 0.18        32.7


Source: SNL & F&C calculations

FERGUSON & COMPANY     Exhibit II.6-Comparatives Pricing Characteristics
------------------


                        Core         Core         Core
                         EPS         ROAA         ROAE
                         ($)          (%)          (%)
Ticker                   MRQ          MRQ          MRQ

CRZY                    0.21         1.27         5.36
FFDF                    0.12         0.73         3.00
LXMO                    0.17         1.09         3.97
MBSP                    0.13         1.20         3.02
MRKF                    0.12         1.04         2.93
PFFC                    0.09         0.59         3.16
PSFI                    0.19         1.98         5.24
RELI                    0.05         1.10         2.24
SCBS                    0.22         1.22         6.05
SCCB                    0.12         0.62         2.61
SSB                     0.09         1.00         4.31

Maximum                 0.22         1.98         6.05
Minimum                 0.05         0.59         2.24
Average                 0.14         1.08         3.81
Median                  0.12         1.09         3.16


Source: SNL & F&C calculations

FERGUSON & COMPANY       Exhibit II.7-Comparatives Risk Characteristics
------------------


                                               NPAs + Loans                                              Net Loan
                                      NPAs/     90+ Pst Due/      NPAs/   Reserves/     Reserves/     Chargeoffs/
                                     Assets          Assets      Equity       Loans          NPAs       Avg Loans
                                        (%)             (%)         (%)         (%)           (%)             (%)
Short Name                              MRQ             MRQ         MRQ         MRQ           MRQ             MRQ
Crazy Woman Creek Bancorp              0.18            0.18        0.78        0.92        237.50            0.50
FFD Financial Corp.                    0.05            0.05        0.19        0.42        642.86            0.00
Lexington B&L Financial Corp.          0.67            0.67        2.52        0.48         56.09            0.07
Mitchell Bancorp Inc.                  1.77            1.77        4.41        0.64         29.42            0.00
Market Financial Corp.                 0.00            0.34        0.00        0.18            NM            0.00
Peoples Financial Corp.                0.04            0.04        0.20        0.25        480.65           (0.01)
PS Financial Inc.                      0.68            0.68        1.83        0.52         31.79            0.00
Reliance Bancshares Inc.               0.00            0.00        0.00        0.57            NM            0.00
Southern Community Bancshares          2.17            2.34       10.90        1.73         52.44            0.00
S. Carolina Community Bancshrs         1.53            1.53        7.41        0.81         42.40            0.00
Scotland Bancorp Inc.                  0.00            0.00        0.00        0.57            NM            0.00

Maximum                                2.17            2.34       10.90        1.73        642.86            0.50
Minimum                                0.00            0.00        0.00        0.18         29.42           (0.01)
Average                                0.64            0.69        2.57        0.64        196.64            0.05
Median                                 0.18            0.34        0.78        0.57         54.27            0.00


Source: SNL & F&C calculations

FERGUSON & COMPANY            Exhibit II.7 - Comparatives Risk Characteristics
------------------


                                                   Intangible      One Year                      Earn Assets/
                                     Loans/           Assets/      Cum Gap/           Net         Int Bearing
                                     Assets            Equity        Assets         Loans         Liabilities
                                         (%)               (%)           (%)        ($000)                 (%)
Short Name                              MRQ               MRQ           MRY           MRQ                 MRQ
Crazy Woman Creek Bancorp             47.73              0.00            NA        28,739              130.96
FFD Financial Corp.                   69.80              0.00            NA        64,197              132.36
Lexington B&L Financial Corp.         78.41              0.00            NA        45,873              136.62
Mitchell Bancorp Inc.                 80.82              0.00        (20.88)       28,991              175.36
Market Financial Corp.                50.91              0.00            NA        28,883              157.39
Peoples Financial Corp.               72.37              0.00            NA        59,530              123.00
PS Financial Inc.                     41.58              0.00          1.51        35,444              168.46
Reliance Bancshares Inc.              61.99              0.00         14.21        27,456              191.63
Southern Community Bancshares         65.68              0.00            NA        45,757              125.17
S. Carolina Community Bancshrs        79.79              0.00            NA        35,684              130.32
Scotland Bancorp Inc.                 72.79              0.00            NA        44,492              131.42

Maximum                               80.82              0.00         14.21        64,197              191.63
Minimum                               41.58              0.00        (20.88)       27,456              123.00
Average                               65.62              0.00         (1.72)       40,459              145.70
Median                                69.80              0.00          1.51        35,684              132.36






Source: SNL & F&C calculations          22

                                   EXHIBIT III

FERGUSON & COMPANY                  Exhibit III
------------------


ANSON SVGS BK, SSB
WADESBORO, NC

                                                  FINANCIAL HIGHLIGHTS

                                       1994        1995        1996    YTD 9/97
                                                      ($000'S)
BALANCE SHEET:
Total Assets                         21,823      21,775      20,706      20,624
% Change in Assets                    (2.21)      (0.22)      (4.91)      (0.40)
Securities-Book Value                 5,384       4,344       3,284       2,727
Securities-Fair Value                 5,291       4,366       3,286       2,735
Total Loans & Leases                 12,426      12,365      11,825      11,515
Total Deposits                       18,253      17,938      16,814      16,549
Loan/Deposit Ratio                    68.08       68.93       70.33       69.58
Provision for Loan Losses                12           7           3           5

CAPITAL:
Equity Capital                        3,325       3,516       3,629       3,787
Total Qualifying Capital(Est)         3,363       3,529       3,565       3,682
Equity Capital/Average Assets         15.07       16.13       16.97       18.33
Tot Qual Cap/Rk Bsd Asts(Est)         40.19       40.35       44.28       47.22
Tier 1 Cap/Rsk Bsed Asts(Est)         39.17       39.30       43.10       45.93
T1 Cap/Avg Assets(Lev Est)            16.04       15.86       16.51       17.31
Dividends Declared/Net Income           --          --          --          --

PROFITABILITY:
Net Income(Loss)                        222         159          33         112
Return on Average Assets               1.01        0.73        0.15        0.72
Return on Average Equity Cap           6.96        4.65        0.92        4.02
Net Interest Margin                    3.88        3.38        3.34        3.26
Net Int Income/Avg Assets              3.82        3.32        3.10        3.01
Noninterest Income/Avg Assets          0.01        0.04         --         0.06
Noninterest Exp/Avg Assets             2.26        2.32        2.85        2.17

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                2.06        2.25        2.27        2.15
NPA's/Equity + LLR                     7.51        7.71        7.20        6.35
LLR/Nonperf & Restrcd Lns             33.20       33.09       35.45       40.49
Foreclosed RE/Total Assets              --          --          --          --
90+ Day Del Loans/Total Loans          2.06        2.25        2.27        2.15
Loan Loss Reserves/Total Lns           0.68        0.74        0.80        0.87
Net Charge-Offs/Average Loans           --          --          --          --
Dom Risk R/E Lns/Tot Dom Lns           3.03        5.37        5.87        8.83

LIQUIDITY:
Brokered Dep/Total Dom Deps             --          --          --          --
$100M+ Time Dep/Total Dom Dep          3.50        6.13        7.61        8.14
Int Earn Assets/Int Bear Liab        116.95      118.05      119.99      121.31
Pledged Sec/Total Sec                   --          --          --          --
Fair Value Sec/Amort Cost Sec        100.25      104.85      107.99      113.20

Source: BankSource, published by Sheshunoff

FERGUSON & COMPANY                   Exhibit III
------------------


ANSON SVGS BK, SSB
WADESBORO, NC

                                           SELECTED PEER GROUP RATIOS & RANKINGS
                                              1994      1995      1996  YTD 9/97
Peer Group Category                              1         1         1         1

CAPITAL:
Equity Capital/Average Assets                15.07     16.13     16.97     18.33
Peer Group Percentile                           88        86        88        83
Primary Capital/Adj Avg Assets               15.39     16.48     17.33     18.72
Peer Group Percentile                           86        85        85        82
Tangible Capital/Tangible Asset              15.24     16.15     17.53     18.36
Peer Group Percentile                           89        87        87        84
Tot Qual Cap/Risk Based Assets               40.19     40.35     44.28     47.22
Peer Group Percentile                          --        --        --        --

LIQUIDITY:
Liquid Assets/Short-term Liab              222,875       --        --        --
Peer Group Percentile                          100         2         2         3

PROFITABILITY:
Return on Average Assets                      1.01      0.73      0.15      0.72
Peer Group Percentile                           53        28        14        26
Return on Average Equity Cap                  6.96      4.65      0.92      4.02
Peer Group Percentile                           30        18        13        19
Net Interest Margin                           3.88      3.38      3.34      3.26
Peer Group Percentile                           19        10         6         6
Noninterest Income/Avg Assets                 0.01      0.04       --       0.06
Peer Group Percentile                            1         3         5         4
Noninterest Expense/Avg Assets                2.26      2.32      2.85      2.17
Peer Group Percentile                           93        91        68        90
Int Earn Assets/Int Bear Liab               116.95    118.05    119.99    121.31
Peer Group Percentile                           33        33        40        46

ASSET QUALITY:
Nonaccrual Loans/Total Loans                   --        --        --        --
Peer Group Percentile                          100       100       100       100
Foreclosed RE/Total Assets                     --        --        --        --
Peer Group Percentile                          100       100       100       100
Forcl RE/Loans+Forcl RE                        --        --        --        --
Peer Group Percentile                          100       100       100       100
NPL+Frcl RE/Lns+Frcl RE                       2.06      2.25      2.27      2.15
Peer Group Percentile                           30        26        26        25
Nonaccrual Loans/Loan Loss Res                 --        --        --        --
Peer Group Percentile                          100       100       100       100
LLR/Nonperf & Restrcd Lns                    33.20     33.09     35.45     40.49
Peer Group Percentile                            6         7         9        12
Loan Loss Reserves/Total Loans                0.68      0.74      0.80      0.87
Peer Group Percentile                            5         8        12        18
Net Charge-Offs/Average Loans                  --        --        --        --
Peer Group Percentile                           70        75        79        76
Earnings Coverage/Net Charge-Offs              --        --        --        --
Peer Group Percentile                           71        75        80        77
ANSON SVGS BK, SSB
WADESBORO, NC

                                               FINANCIAL HIGHLIGHTS

                                    12/31/96     3/31/97     6/30/97     9/30/97


Source: BankSource, published by Sheshunoff

FERGUSON & COMPANY                   Exhibit III
------------------

                                                       ($000'S)
BALANCE SHEET:
Total Assets                          20,706      20,558      20,768     20,624
% Change in Assets                     (2.87)      (0.71)       1.02      (0.69)
Securities-Book Value                  3,284       3,248       3,758      2,727
Securities-Fair Value                  3,286       3,235       3,758      2,735
Total Loans & Leases                  11,825      11,786      11,524     11,515
Total Deposits                        16,814      16,619      16,726     16,549
Loan/Deposit Ratio                     70.33       70.92       68.90      69.58
Provision for Loan Losses                --            2           3        --

CAPITAL:
Equity Capital                         3,629       3,668       3,757      3,787
Total Qualifying Capital(Est)          3,565       3,608       3,653      3,682
Equity Capital/Average Assets          17.27       17.78       18.18      18.30
Tot Qual Cap/Rk Bsd Asts(Est)          44.28       45.72       46.87      47.22
Tier 1 Cap/Rsk Bsed Asts(Est)          43.10       44.49       45.59      45.93
T1 Cap/Avg Assets(Lev Est)             16.51       17.02       17.20      17.31
Dividends Declared/Net Income            --          --          --         --

PROFITABILITY:
Net Income(Loss)                          49          37          46         29
Return on Average Assets                0.93        0.72        0.89       0.56
Return on Average Equity Cap            5.45        4.06        4.96       3.08
Net Interest Margin                     3.33        3.33        3.31       3.14
Net Int Income/Avg Assets               3.08        3.06        3.04       2.94
Noninterest Income/Avg Assets          (0.02)        --         0.10       0.08
Noninterest Exp/Avg Assets              2.19        2.21        2.09       2.20

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                 2.27        2.17        2.08       2.15
NPA's/Equity + LLR                      7.20        6.80        6.22       6.35
LLR/Nonperf & Restrcd Lns              35.45       37.89       41.67      40.49
Foreclosed RE/Total Assets               --          --          --         --
90+ Day Del Loans/Total Loans           2.27        2.17        2.08       2.15
Loan Loss Reserves/Total Lns            0.80        0.82        0.87       0.87
Net Charge-Offs/Average Loans            --          --          --         --
Dom Risk R/E Lns/Tot Dom Lns            5.87        7.51        7.75       8.83

LIQUIDITY:
Brokered Dep/Total Dom Deps              --          --          --         --
$100M+ Time Dep/Total Dom Dep           7.61        7.74        8.35       8.14
Int Earn Assets/Int Bear Liab         119.99      119.11      120.93     121.31
Pledged Sec/Total Sec                    --          --          --         --
Fair Value Sec/Amort Cost Sec         107.99      107.48      108.96     113.20


FERGUSON & COMPANY                Exhibit III
------------------

ANSON SVGS BK, SSB
WADESBORO, NC

                                           SELECTED PEER GROUP RATIOS & RANKINGS
                                            12/31/96   3/31/97  6/30/97  9/30/97
Peer Group Category                                1         1        1        1

CAPITAL:
Equity Capital/Average Assets                  17.27     17.78    18.18    18.30
Peer Group Percentile                             86        86       85       83
Primary Capital/Adj Avg Assets                 17.64     18.16    18.58    18.69
Peer Group Percentile                             85        85       84       83
Tangible Capital/Tangible Asset                17.53     17.84    18.09    18.36
Peer Group Percentile                             87        86       85       84
Tot Qual Cap/Risk Based Assets                 44.28     45.72    46.87    47.22
Peer Group Percentile                           --        --       --       --

LIQUIDITY:
Liquid Assets/Short-term Liab                   --        --       --       --
Peer Group Percentile                              2         2        3        3

PROFITABILITY:
Return on Average Assets                        0.93      0.72     0.89     0.56
Peer Group Percentile                             61        28       34       22
Return on Average Equity Cap                    5.45      4.06     4.96     3.08
Peer Group Percentile                             44        19       22       19
Net Interest Margin                             3.33      3.33     3.31     3.14
Peer Group Percentile                              7         7        7        5
Noninterest Income/Avg Assets                  (0.02)    --       0.10     0.08
Peer Group Percentile                              1         3        6        5
Noninterest Expense/Avg Assets                  2.19      2.21     2.09     2.20
Peer Group Percentile                             95        87       91       90
Int Earn Assets/Int Bear Liab                 119.99    119.11   120.93   121.31
Peer Group Percentile                             40        39       47       46

ASSET QUALITY:
Nonaccrual Loans/Total Loans                    --        --       --       --
Peer Group Percentile                            100       100      100      100
Foreclosed RE/Total Assets                      --        --       --       --
Peer Group Percentile                            100       100      100      100
Forcl RE/Loans+Forcl RE                         --        --       --       --
Peer Group Percentile                            100       100      100      100
NPL+Frcl RE/Lns+Frcl RE                         2.27      2.17     2.08     2.15
Peer Group Percentile                             26        29       28       25
Nonaccrual Loans/Loan Loss Res                  --        --       --       --
Peer Group Percentile                            100       100      100      100
LLR/Nonperf & Restrcd Lns                      35.45     37.89    41.67    40.49
Peer Group Percentile                              9        12       12       12
Loan Loss Reserves/Total Loans                  0.80      0.82     0.87     0.87
Peer Group Percentile                             12        13       17       18
Net Charge-Offs/Average Loans                   --        --       --       --
Peer Group Percentile                             79        73       76       77
Earnings Coverage/Net Charge-Offs               --        --       --       --
Peer Group Percentile                             82        73       76       78

Source: BankSource, published by Sheshunoff

                                  EXHIBIT IV

FERGUSON & COMPANY                Exhibit IV
------------------

BUFFALO FEDERAL SAVINGS BANK
BUFFALO, WY
TICKER CRZY
-----------

                                                   FINANCIAL HIGHLIGHTS

                                      1994         1995         1996      YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                        35,836       38,217       52,595       59,293
% Change in Assets                    8.54         6.64        37.62        12.74
Total Loans                         23,177       23,907       26,822       28,852
Deposits                            29,114       29,028       29,146       29,589
Broker Originated Deposits             -            -            -            -

CAPITAL:
Equity Capital                       5,513        5,982       10,747       10,832
Tangible Capital                     5,513        5,961       10,743       10,794
Core Capital                         5,513        5,961       10,743       10,794
Risk-Based Capital                   5,607        6,185       11,007       11,096
Equity Capital/Total Assets          15.38        15.65        20.43        18.27
Core Capital/Risk Based Assets       32.02        33.42        50.76        44.33
Core Capital/Adj Tang Assets         15.38        15.61        20.43        18.22
Tangible Cap/Tangible Assets         15.38        15.61        20.43        18.22
Risk-Based Cap/Risk-Wt Assets        32.56        34.67        52.00        45.57

PROFITABILITY:
Net Income(Loss)                       465          395          281          465
Ret on Avg Assets Bef Ext Item        1.35         1.07         0.56         1.15
Return on Average Equity              8.73         6.87         2.83         5.86
Net Interest Income/Avg Assets        3.93         3.29         3.08         3.20
Noninterest Income/Avg Assets         0.56         0.54         0.24         0.22
Noninterest Expense/Avg Assets        2.41         2.27         2.44         1.73
Yield/Cost Spread                     3.52         2.70         2.23         2.34

LIQUIDITY:
Int Earn Assets/Int Bear Liab       116.28       116.44       123.70       119.39
Brokered Deposits/Tot Deposits         -            -            -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.01         0.33         0.33         0.77
Nonaccrual Loans/Gross Loans          0.01         0.33         0.33         0.78
Nonaccrual Lns/Ln Loss Reserve        1.40        28.57        31.47        74.50
Repos Assets/Tot Assets                -            -            -            -
Net Chrg-Off/Av Adj Lns              (0.09)       (0.10)       (0.03)       (0.08)
Nonmtg 1-4 Constr&Conv Lns/TA         8.83         6.73         4.37         4.93

Source: TAFS, published by Sheshunoff    1

FERGUSON & COMPANY                  Exhibit IV
------------------


FIRST FSB
DOVER, OH
TICKER FFDF
-----------


                                                   FINANCIAL HIGHLIGHTS

                                       1994         1995        1996    YTD 9/97
                                                        ($000'S)
BALANCE SHEET:
Total Assets                         55,709       60,635      79,173      81,523
% Change in Assets                    (1.33)        8.84       30.57        2.97
Total Loans                          40,368       44,509      51,388      58,874
Deposits                             47,911       51,985      54,450      57,296
Broker Originated Deposits              -            -           -           -

CAPITAL:
Equity Capital                        7,383        8,006      13,217      13,472
Tangible Capital                      6,979        7,441      12,271      13,417
Core Capital                          6,979        7,441      12,271      13,417
Risk-Based Capital                    7,062        7,572      12,402      13,672
Equity Capital/Total Assets           13.25        13.20       16.69       16.53
Core Capital/Risk Based Assets        24.34        24.35       33.41       33.73
Core Capital/Adj Tang Assets          12.62        12.39       15.78       16.47
Tangible Cap/Tangible Assets          12.62        12.39       15.78       16.47
Risk-Based Cap/Risk-Wt Assets         24.63        24.78       33.76       34.37

PROFITABILITY:
Net Income(Loss)                        476          512         463       1,221
Ret on Avg Assets Bef Ext Item         0.85         0.88        0.62        2.04
Return on Average Equity               6.86         6.65        4.09       12.35
Net Interest Income/Avg Assets         3.11         3.11        2.81        2.93
Noninterest Income/Avg Assets          0.12         0.13        0.19        2.34
Noninterest Expense/Avg Assets         1.86         1.91        2.07        1.87
Yield/Cost Spread                      2.84         2.67        2.29        2.28

LIQUIDITY:
Int Earn Assets/Int Bear Liab        113.02       113.42      118.89      117.62
Brokered Deposits/Tot Deposits          -            -           -           -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.48         0.21        0.09         -
Nonaccrual Loans/Gross Loans           0.47         0.21        0.09         -
Nonaccrual Lns/Ln Loss Reserve       196.94        64.38       32.88         -
Repos Assets/Tot Assets                 -            -           -           -
Net Chrg-Off/Av Adj Lns                0.01         0.00         -          0.00
Nonmtg 1-4 Constr&Conv Lns/TA          7.54         5.48        3.04        2.98


Source: TAFS, published by Sheshunoff    2

FERGUSON & COMPANY               Exhibit IV
------------------

B&L BANK
LEXINGTON, MO
TICKER LXMO
                                          FINANCIAL HIGHLIGHTS

                                      1994         1995        1996    YTD 9/97
                                                   ($000'S)
BALANCE SHEET:
Total Assets                        46,467       50,525      59,569      58,601
% Change in Assets                   (2.21)        8.73       17.90       (1.63)
Total Loans                         40,094       41,115      45,593      46,097
Deposits                            39,373       42,864      45,457      45,161
Broker Originated Deposits            --           --          --          --

CAPITAL:
Equity Capital                       6,671        7,339      13,810      12,065
Tangible Capital                     6,671        7,315      13,805      12,036
Core Capital                         6,671        7,315      13,805      12,036
Risk-Based Capital                   6,826        7,426      13,940      12,036
Equity Capital/Total Assets          14.36        14.53       23.18       20.59
Core Capital/Risk Based Assets       27.93        29.05       46.46       39.15
Core Capital/Adj Tang Assets         14.36        14.48       23.18       20.55
Tangible Cap/Tangible Assets         14.36        14.48       23.18       20.55
Risk-Based Cap/Risk-Wt Assets        28.58        29.49       46.92       39.15

PROFITABILITY:
Net Income(Loss)                       609          430         426         619
Ret on Avg Assets Bef Ext Item        1.30         0.89        0.76        1.41
Return on Average Equity              9.51         6.14        3.77        6.30
Net Interest Income/Avg Assets        3.57         3.30        2.97        3.54
Noninterest Income/Avg Assets         0.29         0.09        0.23        0.23
Noninterest Expense/Avg Assets        1.79         1.72        2.12        1.67
Yield/Cost Spread                     3.20         2.75        2.11        2.55

LIQUIDITY:
Int Earn Assets/Int Bear Liab       114.52       114.11      127.10      122.28
Brokered Deposits/Tot Deposits        --           --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.91         1.30        1.28        0.89
Nonaccrual Loans/Gross Loans          0.91         1.23        1.28        0.89
Nonaccrual Lns/Ln Loss Reserve      206.18       252.74      292.54      199.03
Repos Assets/Tot Assets               --           --          --          --
Net Chrg-Off/Av Adj Lns               --           --          --          0.02
Nonmtg 1-4 Constr&Conv Lns/TA         3.37         2.77        3.00        3.45

FERGUSON & COMPANY                Exhibit IV
------------------

MITCHELL SVG BK SSB
SPRUCE PINE, NC
TICKER MBSP
                                           FINANCIAL HIGHLIGHTS

                                       1994        1995         1996    YTD 9/97
                                                    ($000'S)
BALANCE SHEET:
Total Assets                         27,614      28,208       30,316      32,662
% Change in Assets                     1.96        2.15         7.47        7.74
Securities-Book Value                   459         570          659         761
Securities-Fair Value                   459         570          659         761
Total Loans & Leases                 22,154      23,065       26,954      28,973
Total Deposits                       21,358      21,325       18,373      19,172
Loan/Deposit Ratio                   103.73      108.16       146.70      151.12
Provision for Loan Losses                24          24           60          18

CAPITAL:
Equity Capital                        6,061       6,110       10,247      10,741
Total Qualifying Capital(Est)         6,046       6,053       10,195      10,645
Equity Capital/Average Assets         22.16       21.89        33.65       35.39
Tot Qual Cap/Rk Bsd Asts(Est)         41.45       39.90        58.23       57.04
Tier 1 Cap/Rsk Bsed Asts(Est)         40.91       39.22        57.30       56.07
T1 Cap/Avg Assets(Lev Est)            21.49       21.38        32.70       33.57
Dividends Declared/Net Income          --         (0.00)        --          --

PROFITABILITY:
Net Income(Loss)                        532         (17)         227         368
Return on Average Assets               1.95       (0.06)        0.75        1.62
Return on Average Equity Cap           9.26       (0.28)        2.97        4.67
Net Interest Margin                    4.79        4.22         4.21        5.07
Net Int Income/Avg Assets              4.80        4.22         4.14        5.00
Noninterest Income/Avg Assets          0.15        0.01         --          0.02
Noninterest Exp/Avg Assets             1.80        4.32         2.87        2.28

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                1.50        2.86         2.88        2.88
NPA's/Equity + LLR                     5.42       10.65         7.49        7.66
LLR/Nonperf & Restrcd Lns             36.87       17.63        23.56       24.40
Foreclosed RE/Total Assets             0.42        0.26         0.28        0.28
90+ Day Del Loans/Total Loans          --          --           --          --
Loan Loss Reserves/Total Lns           0.36        0.45         0.61        0.63
Net Charge-Offs/Average Loans          0.04        --           --          --
Dom Risk R/E Lns/Tot Dom Lns          17.85       17.58        18.64       16.13

LIQUIDITY:
Brokered Dep/Total Dom Deps            --          --           --          --
$100M+ Time Dep/Total Dom Dep         24.91       24.91        21.71       26.35
Int Earn Assets/Int Bear Liab        128.25      130.32       156.43      155.51
Pledged Sec/Total Sec                  --          --           --          --
Fair Value Sec/Amort Cost Sec        150.99      187.50       216.78      250.33

FERGUSON & COMPANY                Exhibit IV
------------------


MARKET B&SC
MOUNT HEALTHY, OH
TICKER MRKF
-----------
                                         FINANCIAL HIGHLIGHTS

                                      1994         1995        1996     YTD 9/97
                                                    ($000'S)
BALANCE SHEET:
Total Assets                        44,466       46,015      45,732       56,122
% Change in Assets                   (5.20)        3.48       (0.62)       22.72
Total Loans                         23,479       23,262      23,735       26,618
Deposits                            37,226       37,942      37,425       40,560
Broker Originated Deposits            --           --          --           --

CAPITAL:
Equity Capital                       6,729        7,327       7,649       13,545
Tangible Capital                     6,566        6,925       7,137       12,885
Core Capital                         6,566        6,925       7,137       12,885
Risk-Based Capital                   6,602        6,973       7,187       12,935
Equity Capital/Total Assets          15.13        15.92       16.73        24.13
Core Capital/Risk Based Assets       42.51        45.86       45.59        67.89
Core Capital/Adj Tang Assets         14.77        15.18       15.88        23.38
Tangible Cap/Tangible Assets         14.77        15.18       15.88        23.38
Risk-Based Cap/Risk-Wt Assets        42.75        46.18       45.91        68.15

PROFITABILITY:
Net Income(Loss)                       457          430         282          401
Ret on Avg Assets Bef Ext Item        1.00         0.95        0.61         0.98
Return on Average Equity              7.16         6.12        3.77         4.33
Net Interest Income/Avg Assets        3.22         3.35        3.16         3.26
Noninterest Income/Avg Assets         0.07         0.08        0.09         0.08
Noninterest Expense/Avg Assets        1.79         1.97        2.53         1.86
Yield/Cost Spread                     2.85         2.83        2.64         2.40

LIQUIDITY:
Int Earn Assets/Int Bear Liab       115.84       117.21      117.58       130.78
Brokered Deposits/Tot Deposits        --           --          --           --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         --           0.06        1.90         0.72
Nonaccrual Loans/Gross Loans          --           --          --           --
Nonaccrual Lns/Ln Loss Reserve        --           --          --           --
Repos Assets/Tot Assets               --           --          --           --
Net Chrg-Off/Av Adj Lns               --           --          --           --
Nonmtg 1-4 Constr&Conv Lns/TA         4.67         4.07        3.40         2.46



Source: TAFS, published by Shehunoff   5

FERGUSON & COMPANY                Exhibit IV
------------------


PEOPLES FS&LA
MASSILLON, OH
TICKER PFFC
-----------                                      FINANCIAL HIGHLIGHTS

                                      1994         1995         1996    YTD 9/97
                                                    ($000'S)
BALANCE SHEET:
Total Assets                        74,488       78,643       81,994      85,039
% Change in Assets                   (4.51)        5.58         4.26        3.71
Total Loans                         36,649       38,150       46,057      57,206
Deposits                            64,910       67,682       64,160      65,660
Broker Originated Deposits            --           --           --          --

CAPITAL:
Equity Capital                       9,486       10,042       16,281      17,209
Tangible Capital                     9,486        9,463       15,486      16,126
Core Capital                         9,486        9,463       15,486      16,126
Risk-Based Capital                   9,554        9,556       15,682      16,271
Equity Capital/Total Assets          12.73        12.77        19.86       20.24
Core Capital/Risk Based Assets       32.04        30.44        48.02       43.49
Core Capital/Adj Tang Assets         12.73        12.17        19.17       19.34
Tangible Cap/Tangible Assets         12.73        12.17        19.17       19.34
Risk-Based Cap/Risk-Wt Assets        32.27        30.73        48.62       43.88

PROFITABILITY:
Net Income(Loss)                       412          439          141         495
Ret on Avg Assets Bef Ext Item        0.54         0.57         0.18        0.80
Return on Average Equity              4.44         4.50         1.12        3.96
Net Interest Income/Avg Assets        2.64         2.82         2.98        3.50
Noninterest Income/Avg Assets         0.14         0.10         0.11        0.13
Noninterest Expense/Avg Assets        2.01         2.08         2.71        2.37
Yield/Cost Spread                     2.33         2.43         2.45        2.75

LIQUIDITY:
Int Earn Assets/Int Bear Liab       110.10       111.68       121.28      123.89
Brokered Deposits/Tot Deposits        --           --           --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         0.18         1.78         0.02        0.00
Nonaccrual Loans/Gross Loans          --           1.64         --          0.00
Nonaccrual Lns/Ln Loss Reserve        --         681.72         --          1.38
Repos Assets/Tot Assets               --           --           --          --
Net Chrg-Off/Av Adj Lns               --          (0.02)        --          --
Nonmtg 1-4 Constr&Conv Lns/TA         4.85         5.44         4.29        2.57

Source: TAFS, published by Sheshunoff  6

FERGUSON & COMPANY                Exhibit IV
------------------


PREFERRED SAVINGS BANK
CHICAGO, IL
TICKER PSFI
-----------
                                                FINANCIAL HIGHLIGHTS

                                       1994       1995        1996      YTD 9/97
                                                      ($000'S)
BALANCE SHEET:
Total Assets                            -          -        68,063        79,532
% Change in Assets                      -          -           -           16.85
Total Loans                             -          -        36,021        35,574
Deposits                                -          -        42,877        42,036
Broker Originated Deposits              -          -           -             -

CAPITAL:
Equity Capital                          -          -        22,722        23,312
Tangible Capital                        -          -        22,102        23,204
Core Capital                            -          -        22,102        23,204
Risk-Based Capital                      -          -        22,288        23,390
Equity Capital/Total Assets             -          -         33.38         29.31
Core Capital/Risk Based Assets          -          -         89.74         81.20
Core Capital/Adj Tang Assets            -          -         32.77         29.22
Tangible Cap/Tangible Assets            -          -         32.77         29.22
Risk-Based Cap/Risk-Wt Assets           -          -         90.50         81.85

PROFITABILITY:
Net Income(Loss)                        -          -           458         1,042
Ret on Avg Assets Bef Ext Item          -          -          1.57          1.93
Return on Average Equity                -          -          6.21          6.11
Net Interest Income/Avg Assets          -          -          5.03          4.72
Noninterest Income/Avg Assets           -          -          0.44          0.13
Noninterest Expense/Avg Assets          -          -          3.03          1.46
Yield/Cost Spread                       -          -          2.08          3.45

LIQUIDITY:
Int Earn Assets/Int Bear Liab           -          -        147.48        148.14
Brokered Deposits/Tot Deposits          -          -           -             -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO           -          -          0.78          0.29
Nonaccrual Loans/Gross Loans            -          -           -             -
Nonaccrual Lns/Ln Loss Reserve          -          -           -             -
Repos Assets/Tot Assets                 -          -           -             -
Net Chrg-Off/Av Adj Lns                 -          -          0.07           -
Nonmtg 1-4 Constr&Conv Lns/TA           -          -         13.10         11.80


Source: TAFS, published by Sheshunoff  7

FERGUSON & COMPANY                Exhibit IV
------------------

PREFERRED SVGS BK
CHICAGO, IL
TICKER PSFI
-----------------
                                              FINANCIAL HIGHLIGHTS

                                         1994        1995        1996   YTD 9/97
                                                         ($000'S)

BALANCE SHEET:
Total Assets                           51,639      53,556         -         -
% Change in Assets                      (4.14)       3.71         -         -
Securities-Book Value                  11,310      14,300         -         -
Securities-Fair Value                  11,139      14,300         -         -
Total Loans & Leases                   33,039      34,693         -         -
Total Deposits                         40,943      41,528         -         -
Loan/Deposit Ratio                      80.70       83.54         -         -
Provision for Loan Losses                  42         -           -         -

CAPITAL:
Equity Capital                         10,525      11,758         -         -
Total Qualifying Capital(Est)          10,762      11,837         -         -
Equity Capital/Average Assets           19.95       22.35         -         -
Tot Qual Cap/Rk Bsd Asts(Est)           51.06       52.85         -         -
Tier 1 Cap/Rsk Bsed Asts(Est)           50.41       52.24         -         -
T1 Cap/Avg Assets(Lev Est)              20.67       21.71         -         -
Dividends Declared/Net Income             -           -           -         -

PROFITABILITY:
Net Income(Loss)                          736       1,075         -         -
Return on Average Assets                 1.40        2.04         -         -
Return on Average Equity Cap             7.29        9.65         -         -
Net Interest Margin                      4.70        5.19         -         -
Net Int Income/Avg Assets                4.87        5.08         -         -
Noninterest Income/Avg Assets            0.06        0.06         -         -
Noninterest Exp/Avg Assets               1.59        1.91         -         -

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                  0.71        1.51         -         -
NPA's/Equity + LLR                       2.19        4.40         -         -
LLR/Nonperf & Restrcd Lns               58.12       26.00         -         -
Foreclosed RE/Total Assets                -           -           -         -
90+ Day Del Loans/Total Loans            0.71        1.51         -         -
Loan Loss Reserves/Total Lns             0.41        0.39         -         -
Net Charge-Offs/Average Loans             -           -           -         -
Dom Risk R/E Lns/Tot Dom Lns            26.73       26.40         -         -

LIQUIDITY:
Brokered Dep/Total Dom Deps               -           -           -         -
$100M+ Time Dep/Total Dom Dep            2.56        2.53         -         -
Int Earn Assets/Int Bear Liab          125.82      126.87         -         -
Pledged Sec/Total Sec                     -           -           -         -
Fair Value Sec/Amort Cost Sec           96.96      100.75         -         -

Source:  BankSource, published by Sheshunoff  8

FERGUSON & COMPANY                   Exhibit IV
------------------


RELIANCE SVGS BK
MILWAUKEE, WI
TICKER RELI
-----------
                                                 FINANCIAL HIGHLIGHTS

                                      1994         1995         1996    YTD 9/97
                                                        ($000'S)
BALANCE SHEET:
Total Assets                        32,639       32,150       40,442      43,067
% Change in Assets                   (1.37)       (1.50)       25.79        6.49
Securities-Book Value               10,711        8,769       12,786      13,268
Securities-Fair Value               10,691        8,857       12,838      13,311
Total Loans & Leases                20,340       22,235       25,222      27,188
Total Deposits                      22,914       21,460       17,932      17,702
Loan/Deposit Ratio                   88.77       103.61       140.65      153.59
Provision for Loan Losses               22           22           22          16

CAPITAL:
Equity Capital                       9,282        9,969       19,652      20,358
Total Qualifying Capital(Est)        9,399        9,821       19,410      19,999
Equity Capital/Average Assets        28.24        30.77        51.69       48.44
Tot Qual Cap/Rk Bsd Asts(Est)        45.16        45.62        81.73       68.71
Tier 1 Cap/Rsk Bsed Asts(Est)        44.71        45.09        81.16       68.18
T1 Cap/Avg Assets(Lev Est)           27.95        30.19        44.56       46.33
Dividends Declared/Net Income         --           --           --          --

PROFITABILITY:
Net Income(Loss)                       373          400          497         379
Return on Average Assets              1.13         1.23         1.31        1.20
Return on Average Equity Cap          4.07         4.16         3.16        2.53
Net Interest Margin                   4.63         4.26         4.92        5.50
Net Int Income/Avg Assets             4.12         4.21         4.68        5.17
Noninterest Income/Avg Assets         0.04         0.04         0.02        0.02
Noninterest Exp/Avg Assets            2.20         2.15         2.28        3.24

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE               --           --           --          0.45
NPA's/Equity + LLR                    --           --           --          0.60
LLR/Nonperf & Restrcd Lns             --           --           --        124.39
Foreclosed RE/Total Assets            --           --           --          --
90+ Day Del Loans/Total Loans         --           --           --          0.45
Loan Loss Reserves/Total Lns          0.46         0.52         0.55        0.56
Net Charge-Offs/Average Loans         0.01         --           --          --
Dom Risk R/E Lns/Tot Dom Lns         34.08        36.80        33.82       28.38

LIQUIDITY:
Brokered Dep/Total Dom Deps           --           --           --          --
$100M+ Time Dep/Total Dom Dep         9.10        10.41         7.20        8.01
Int Earn Assets/Int Bear Liab       138.79       144.61       196.95      192.80
Pledged Sec/Total Sec                 --           --           --          --
Fair Value Sec/Amort Cost Sec        99.45       106.26       105.54      107.12


Source: BankSource, published by Sheshunoff   9

FERGUSON & COMPANY                   Exhibit IV
------------------


FIRST FS&LA OF CULLMAN
CULLMAN, AL
TICKER SCBS
-----------
                                                 FINANCIAL HIGHLIGHTS

                                      1994        1995         1996    YTD 9/97
                                                       ($000'S)
BALANCE SHEET:
Total Assets                        63,421      62,964       72,213      68,455
% Change in Assets                    0.03       (0.72)       14.69       (5.20)
Total Loans                         39,409      37,921       39,182      43,292
Deposits                            58,314      56,878       60,591      55,918
Broker Originated Deposits            --          --           --          --

CAPITAL:
Equity Capital                       4,942       5,788       10,439      12,110
Tangible Capital                     4,942       5,788       10,439      12,147
Core Capital                         4,942       5,788       10,439      12,147
Risk-Based Capital                   4,942       5,788       10,868      12,147
Equity Capital/Total Assets           7.79        9.19        14.46       17.69
Core Capital/Risk Based Assets       14.74       17.97        30.45       32.76
Core Capital/Adj Tang Assets          7.79        9.19        14.46       17.73
Tangible Cap/Tangible Assets          7.79        9.19        14.46       17.73
Risk-Based Cap/Risk-Wt Assets        14.74       17.97        31.70       32.76

PROFITABILITY:
Net Income(Loss)                       478         762          198         689
Ret on Avg Assets Bef Ext Item        0.75        1.21         0.31        1.35
Return on Average Equity              9.88       14.20         3.10        8.20
Net Interest Income/Avg Assets        3.11        3.17         3.13        3.59
Noninterest Income/Avg Assets         0.55        0.82         0.66        0.70
Noninterest Expense/Avg Assets        2.68        2.50         2.94        2.37
Yield/Cost Spread                     3.02        2.97         2.83        3.05

LIQUIDITY:
Int Earn Assets/Int Bear Liab       105.66      108.40       114.95      117.79
Brokered Deposits/Tot Deposits        --          --           --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         5.94        5.34         4.15        3.87
Nonaccrual Loans/Gross Loans          0.16        0.11         0.04        0.51
Nonaccrual Lns/Ln Loss Reserve        9.92        6.75         2.27       31.22
Repos Assets/Tot Assets               --          --           --          --
Net Chrg-Off/Av Adj Lns               0.19        0.03         0.05       (0.11)
Nonmtg 1-4 Constr&Conv Lns/TA        20.77       20.63        16.94       17.74


Source: TAFS, published by Sheshunoff      10

FERGUSON & COMPANY                   Exhibit IV
------------------


COMMUNITY FS&LA
WINNSBORO, SC
TICKER SCCB
-----------
                                                 FINANCIAL HIGHLIGHTS

                                       1994        1995        1996    YTD 9/97
                                                    ($000'S)
BALANCE SHEET:
Total Assets                         40,840      41,118      44,931      44,889
% Change in Assets                     2.50        0.68        9.27       (0.09)
Total Loans                          33,294      33,022      35,960      36,330
Deposits                             30,376      30,378      33,719      33,389
Broker Originated Deposits             --          --          --          --

CAPITAL:
Equity Capital                        9,424       9,906      10,412      10,641
Tangible Capital                      9,424       9,906      10,412      10,641
Core Capital                          9,424       9,906      10,412      10,641
Risk-Based Capital                    9,659      10,139      10,644      10,873
Equity Capital/Total Assets           23.08       24.09       23.17       23.71
Core Capital/Risk Based Assets        50.30       52.30       49.25       48.71
Core Capital/Adj Tang Assets          23.08       24.09       23.17       23.71
Tangible Cap/Tangible Assets          23.08       24.09       23.17       23.71
Risk-Based Cap/Risk-Wt Assets         51.55       53.53       50.34       49.77

PROFITABILITY:
Net Income(Loss)                        848         585         417         399
Ret on Avg Assets Bef Ext Item         2.10        1.43        0.99        1.18
Return on Average Equity              11.17        6.05        4.11        5.06
Net Interest Income/Avg Assets         4.58        4.10        3.80        3.94
Noninterest Income/Avg Assets          0.32        0.18        0.22        0.39
Noninterest Expense/Avg Assets         1.42        1.98        2.50        2.38
Yield/Cost Spread                      4.08        3.16        2.77        3.06

LIQUIDITY:
Int Earn Assets/Int Bear Liab        127.21      128.04      126.78      126.65
Brokered Deposits/Tot Deposits         --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          2.96        1.78        2.03        2.39
Nonaccrual Loans/Gross Loans           1.32        1.35        1.61        1.08
Nonaccrual Lns/Ln Loss Reserve       154.76      154.95      202.39      134.93
Repos Assets/Tot Assets                --          --          --          --
Net Chrg-Off/Av Adj Lns                --          --          --          --
Nonmtg 1-4 Constr&Conv Lns/TA          5.59        5.45        5.98        5.75


Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                   Exhibit IV
------------------


SCOTLAND SVGS BK
LAURINBURG, NC
TICKER SSB
----------
                                                  FINANCIAL HIGHLIGHTS

                                        1994        1995        1996    YTD 9/97
                                                     ($000'S)
BALANCE SHEET:
Total Assets                          57,740      58,049      60,714      63,826
% Change in Assets                      4.30        0.54        4.59        5.13
Securities-Book Value                 14,250      11,806      11,018       9,979
Securities-Fair Value                 14,086      11,912      11,081      10,037
Total Loans & Leases                  37,296      42,003      46,305      46,712
Total Deposits                        49,124      48,346      42,432      44,028
Loan/Deposit Ratio                     75.92       86.88      109.13      106.10
Provision for Loan Losses                 25          12          24          18

CAPITAL:
Equity Capital                         7,921       8,860      17,136      18,705
Total Qualifying Capital(Est)          7,897       8,609      16,834      18,380
Equity Capital/Average Assets          14.01       15.30       26.95       30.02
Tot Qual Cap/Rk Bsd Asts(Est)          30.02       30.65       57.41       54.81
Tier 1 Cap/Rsk Bsed Asts(Est)          29.25       29.89       56.62       54.06
T1 Cap/Avg Assets(Lev Est)             13.05       14.11       27.12       28.57
Dividends Declared/Net Income           --          --         30.14       36.99

PROFITABILITY:
Net Income(Loss)                         577         700         647         665
Return on Average Assets                1.02        1.21        1.02        1.42
Return on Average Equity Cap            7.69        8.34        4.08        4.95
Net Interest Margin                     3.89        3.82        4.30        4.66
Net Int Income/Avg Assets               3.82        3.73        4.11        4.41
Noninterest Income/Avg Assets           0.27        0.11        0.09        0.08
Noninterest Exp/Avg Assets              2.44        1.96        2.58        2.84

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                 --          --          0.07        0.06
NPA's/Equity + LLR                      --          --          0.18        0.16
LLR/Nonperf & Restrcd Lns               --          --        745.16      830.00
Foreclosed RE/Total Assets              --          --          --          --
90+ Day Del Loans/Total Loans           --          --          0.07        0.06
Loan Loss Reserves/Total Lns            0.54        0.51        0.50        0.53
Net Charge-Offs/Average Loans           --          --          0.02        --
Dom Risk R/E Lns/Tot Dom Lns            7.58        6.59        6.50        5.52

LIQUIDITY:
Brokered Dep/Total Dom Deps             --          --          --          --
$100M+ Time Dep/Total Dom Dep           7.36        8.60        6.66        6.15
Int Earn Assets/Int Bear Liab         115.85      118.12      142.09      142.82
Pledged Sec/Total Sec                   2.55        6.02        5.95        6.95
Fair Value Sec/Amort Cost Sec         101.29      107.31      108.53      109.79


Source: BankSource, published by Sheshunoff

                                   EXHIBIT V

FERGUSON & COMPANY                           Exhibit V - Selected Publicly Held Thirfts
------------------

                                                                                 Deposit                           Current  Current
                                                                                 Insurance                           Stock   Market
                                                                                 Agency                              Price    Value
Ticker   Short Name                           City                State  Region  (BIF/SAIF) Exchange    IPO Date       ($)     ($M)
AABC     Access Anytime Bancorp Inc.          Clovis              NM     SW      SAIF       NASDAQ      08/08/86  10.875     12.97
ABBK     Abington Bancorp Inc.                Abington            MA     NE      BIF        NASDAQ      06/10/86  21.000     76.38
ABCL     Alliance Bancorp Inc.                Hinsdale            IL     MW      SAIF       NASDAQ      07/07/92  27.500    220.61
ABCW     Anchor BanCorp Wisconsin             Madison             WI     MW      SAIF       NASDAQ      07/16/92  43.000    389.23
AFED     AFSALA Bancorp Inc.                  Amsterdam           NY     MA      SAIF       NASDAQ      10/01/96  19.625     27.05
AHM      H.F. Ahmanson & Co.                  Irwindale           CA     WE      SAIF       NYSE        10/25/72  62.438  6,796.38
ALBC     Albion Banc Corp.                    Albion              NY     MA      SAIF       NASDAQ      07/26/93  10.750      8.06
ALBK     ALBANK Financial Corp.               Albany              NY     MA      SAIF       NASDAQ      04/01/92  48.625    627.60
AMFC     AMB Financial Corp.                  Munster             IN     MW      SAIF       NASDAQ      04/01/96  17.125     16.51
ANA      Acadiana Bancshares Inc.             Lafayette           LA     SW      SAIF       AMSE        07/16/96  22.125     58.78
ANDB     Andover Bancorp Inc.                 Andover             MA     NE      BIF        NASDAQ      05/08/86  39.875    206.08
ANE      Alliance Bncp of New England         Vernon              CT     NE      BIF        AMSE        12/19/86  19.875     32.52
ASBI     Ameriana Bancorp                     New Castle          IN     MW      SAIF       NASDAQ      03/02/87  20.500     66.24
ASBP     ASB Financial Corp.                  Portsmouth          OH     MW      SAIF       NASDAQ      05/11/95  13.750     22.49
ASFC     Astoria Financial Corp.              Lake Success        NY     MA      SAIF       NASDAQ      11/18/93  55.875  1,463.80
BANC     BankAtlantic Bancorp Inc.            Fort Lauderdale     FL     SE      SAIF       NASDAQ      11/29/83  13.500    341.17
BDJI     First Federal Bancorp.               Bemidji             MN     MW      SAIF       NASDAQ      04/04/95  20.750     20.71
BFD      BostonFed Bancorp Inc.               Burlington          MA     NE      SAIF       AMSE        10/24/95  22.125    122.14
BFSB     Bedford Bancshares Inc.              Bedford             VA     SE      SAIF       NASDAQ      08/22/94  28.500     32.56
BKC      American Bank of Connecticut         Waterbury           CT     NE      BIF        AMSE        12/01/81  50.250    116.63
BKCT     Bancorp Connecticut Inc.             Southington         CT     NE      BIF        NASDAQ      07/03/86  18.500     94.20
BKUNA    BankUnited Financial Corp.           Coral Gables        FL     SE      SAIF       NASDAQ      12/11/85  14.688    208.70
BNKU     Bank United Corp.                    Houston             TX     SW      SAIF       NASDAQ      08/09/96  47.125  1,488.94
BPLS     Bank Plus Corp.                      Los Angeles         CA     WE      SAIF       NASDAQ      NA        14.750    285.67
BVCC     Bay View Capital Corp.               San Mateo           CA     WE      SAIF       NASDAQ      05/09/86  34.750    700.12
BYFC     Broadway Financial Corp.             Los Angeles         CA     WE      SAIF       NASDAQ      01/09/96  12.750     11.01
CAFI     Camco Financial Corp.                Cambridge           OH     MW      SAIF       NASDAQ      NA        25.375     81.63
CASB     Cascade Financial Corp.              Everett             WA     WE      SAIF       NASDAQ      09/16/92  15.500     52.62
CASH     First Midwest Financial Inc.         Storm Lake          IA     MW      SAIF       NASDAQ      09/20/93  22.875     61.58
CATB     Catskill Financial Corp.             Catskill            NY     MA      BIF        NASDAQ      04/18/96  18.375     85.08
CBCI     Calumet Bancorp Inc.                 Dolton              IL     MW      SAIF       NASDAQ      02/20/92  37.500    117.81
CBES     CBES Bancorp Inc.                    Excelsior Springs   MO     MW      SAIF       NASDAQ      09/30/96  25.500     25.83
CBSA     Coastal Bancorp Inc.                 Houston             TX     SW      SAIF       NASDAQ      NA        31.313    156.84
CEBK     Central Co-operative Bank            Somerville          MA     NE      BIF        NASDAQ      10/24/86  32.000     62.88
CENB     Century Bancorp Inc.                 Thomasville         NC     SE      SAIF       NASDAQ      12/23/96  93.750     38.19
CFB      Commercial Federal Corp.             Omaha               NE     MW      SAIF       NYSE        12/31/84  35.375  1,332.09
CFCP     Coastal Financial Corp.              Myrtle Beach        SC     SE      SAIF       NASDAQ      09/26/90  21.750    101.66
CFFC     Community Financial Corp.            Staunton            VA     SE      SAIF       NASDAQ      03/30/88  30.750     39.27
CFNC     Carolina Fincorp Inc.                Rockingham          NC     SE      SAIF       NASDAQ      11/25/96  17.750     33.82
CFSB     CFSB Bancorp Inc.                    Lansing             MI     MW      SAIF       NASDAQ      06/22/90  29.500    224.42
CFTP     Community Federal Bancorp            Tupelo              MS     SE      SAIF       NASDAQ      03/26/96  18.688     86.50
CIBI     Community Investors Bancorp          Bucyrus             OH     MW      SAIF       NASDAQ      02/07/95  17.250     15.57
CKFB     CKF Bancorp Inc.                     Danville            KY     MW      SAIF       NASDAQ      01/04/95  19.500     16.91
CLAS     Classic Bancshares Inc.              Ashland             KY     MW      SAIF       NASDAQ      12/29/95  18.875     24.54
CMRN     Cameron Financial Corp               Cameron             MO     MW      SAIF       NASDAQ      04/03/95  20.000     51.29
CMSB     Commonwealth Bancorp Inc.            Norristown          PA     MA      SAIF       NASDAQ      06/17/96  20.375    331.04
CNIT     CENIT Bancorp Inc.                   Norfolk             VA     SE      SAIF       NASDAQ      08/06/92  71.250    112.17
COFI     Charter One Financial                Cleveland           OH     MW      SAIF       NASDAQ      01/22/88  60.594  3,868.86
COOP     Cooperative Bankshares Inc.          Wilmington          NC     SE      SAIF       NASDAQ      08/21/91  20.250     60.43
CRZY     Crazy Woman Creek Bancorp            Buffalo             WY     WE      SAIF       NASDAQ      03/29/96  16.500     15.75
CVAL     Chester Valley Bancorp Inc.          Downingtown         PA     MA      SAIF       NASDAQ      03/27/87  31.750     69.14
DCBI     Delphos Citizens Bancorp Inc.        Delphos             OH     MW      SAIF       NASDAQ      11/21/96  24.250     47.18
DIBK     Dime Financial Corp.                 Wallingford         CT     NE      BIF        NASDAQ      07/09/86  31.250    161.38
DIME     Dime Community Bancorp Inc.          Brooklyn            NY     MA      BIF        NASDAQ      06/26/96  25.125    312.51
DME      Dime Bancorp Inc.                    New York            NY     MA      BIF        NYSE        08/19/86  30.500  3,548.92
DNFC     D & N Financial Corp.                Hancock             MI     MW      SAIF       NASDAQ      02/13/85  26.250    238.85
DSL      Downey Financial Corp.               Newport Beach       CA     WE      SAIF       NYSE        01/01/71  29.250    782.61
EBSI     Eagle Bancshares                     Tucker              GA     SE      SAIF       NASDAQ      04/01/86  20.500    117.23
EFBI     Enterprise Federal Bancorp           West Chester        OH     MW      SAIF       NASDAQ      10/17/94  33.375     66.28
EMLD     Emerald Financial Corp.              Strongsville        OH     MW      SAIF       NASDAQ      NA        22.125    112.23
EQSB     Equitable Federal Savings Bank       Wheaton             MD     MA      SAIF       NASDAQ      09/10/93  30.500     37.11
ESBK     Elmira Savings Bank (The)            Elmira              NY     MA      BIF        NASDAQ      03/01/85  28.875     21.42
ETFS     East Texas Financial Services        Tyler               TX     SW      SAIF       NASDAQ      01/10/95  21.750     22.32
FBBC     First Bell Bancorp Inc.              Pittsburgh          PA     MA      SAIF       NASDAQ      06/29/95  18.750    122.07
FBCI     Fidelity Bancorp Inc.                Chicago             IL     MW      SAIF       NASDAQ      12/15/93  24.500     68.96

Source:  SNL & F&C calculations
                                       2

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                  Deposit                        Current   Current
                                                                                  Insurance                        Stock    Market
                                                                                  Agency                           Price     Value
Ticker   Short Name                           City                 State  Region  (BIF/SAIF) Exchange   IPO Date     ($)      ($M)
FBCV     1ST Bancorp                          Vincennes            IN     MW      SAIF       NASDAQ     04/07/87  25.125     27.38
FBER     1st Bergen Bancorp                   Wood-Ridge           NJ     MA      SAIF       NASDAQ     04/01/96  19.750     56.57
FBHC     Fort Bend Holding Corp.              Rosenberg            TX     SW      SAIF       NASDAQ     06/30/93  20.875     34.96
FBSI     First Bancshares Inc.                Mountain Grove       MO     MW      SAIF       NASDAQ     12/22/93  17.000     37.16
FCBF     FCB Financial Corp.                  Oshkosh              WI     MW      SAIF       NASDAQ     09/24/93  31.250    120.70
FCME     First Coastal Corp.                  Westbrook            ME     NE      BIF        NASDAQ     NA        14.625     19.88
FDEF     First Defiance Financial             Defiance             OH     MW      SAIF       NASDAQ     10/02/95  15.250    130.05
FED      FirstFed Financial Corp.             Santa Monica         CA     WE      SAIF       NYSE       12/16/83  40.375    427.48
FESX     First Essex Bancorp Inc.             Andover              MA     NE      BIF        NASDAQ     08/04/87  23.625    178.05
FFBA     First Colorado Bancorp Inc.          Lakewood             CO     SW      SAIF       NASDAQ     01/02/96  25.250    424.41
FFBH     First Federal Bancshares of AR       Harrison             AR     SE      SAIF       NASDAQ     05/03/96  26.000    127.30
FFBI     First Financial Bancorp Inc.         Belvidere            IL     MW      SAIF       NASDAQ     10/04/93  23.250      9.65
FFBZ     First Federal Bancorp Inc.           Zanesville           OH     MW      SAIF       NASDAQ     07/13/92  23.000     36.23
FFCH     First Financial Holdings Inc.        Charleston           SC     SE      SAIF       NASDAQ     11/10/83  52.500    354.93
FFDB     FirstFed Bancorp Inc.                Bessemer             AL     SE      SAIF       NASDAQ     11/19/91  24.000     27.72
FFDF     FFD Financial Corp.                  Dover                OH     MW      SAIF       NASDAQ     04/03/96  18.750     27.09
FFED     Fidelity Federal Bancorp             Evansville           IN     MW      SAIF       NASDAQ     08/31/87   9.750     30.50
FFES     First Federal of East Hartford       East Hartford        CT     NE      SAIF       NASDAQ     06/23/87  38.500    104.17
FFFD     North Central Bancshares Inc.        Fort Dodge           IA     MW      SAIF       NASDAQ     03/21/96  21.000     68.60
FFHH     FSF Financial Corp.                  Hutchinson           MN     MW      SAIF       NASDAQ     10/07/94  20.125     61.29
FFHS     First Franklin Corp.                 Cincinnati           OH     MW      SAIF       NASDAQ     01/26/88  27.000     32.18
FFIC     Flushing Financial Corp.             Flushing             NY     MA      BIF        NASDAQ     11/21/95  25.500    200.55
FFKY     First Federal Financial Corp.        Elizabethtown        KY     MW      SAIF       NASDAQ     07/15/87  22.000     91.16
FFLC     FFLC Bancorp Inc.                    Leesburg             FL     SE      SAIF       NASDAQ     01/04/94  19.375     72.54
FFOH     Fidelity Financial of Ohio           Cincinnati           OH     MW      SAIF       NASDAQ     03/04/96  18.000    100.67
FFPB     First Palm Beach Bancorp Inc.        West Palm Beach      FL     SE      SAIF       NASDAQ     09/29/93  37.875    191.45
FFSL     First Independence Corp.             Independence         KS     MW      SAIF       NASDAQ     10/08/93  14.750     14.07
FFSX     First Fed SB of Siouxland(MHC)       Sioux City           IA     MW      SAIF       NASDAQ     07/13/92  31.125     88.22
FFWC     FFW Corp.                            Wabash               IN     MW      SAIF       NASDAQ     04/05/93  18.500     26.82
FFWD     Wood Bancorp Inc.                    Bowling Green        OH     MW      SAIF       NASDAQ     08/31/93  22.000     58.32
FFYF     FFY Financial Corp.                  Youngstown           OH     MW      SAIF       NASDAQ     06/28/93  34.250    139.40
FGHC     First Georgia Holding Inc.           Brunswick            GA     SE      SAIF       NASDAQ     02/11/87  10.000     30.52
FIBC     Financial Bancorp Inc.               Long Island City     NY     MA      SAIF       NASDAQ     08/17/94  26.000     44.45
FISB     First Indiana Corp.                  Indianapolis         IN     MW      SAIF       NASDAQ     08/02/83  29.250    370.54
FKFS     First Keystone Financial             Media                PA     MA      SAIF       NASDAQ     01/26/95  17.500     42.22
FKKY     Frankfort First Bancorp Inc.         Frankfort            KY     MW      SAIF       NASDAQ     07/10/95  16.250     26.31
FLAG     FLAG Financial Corp.                 LaGrange             GA     SE      SAIF       NASDAQ     12/11/86  20.625     42.01
FLFC     First Liberty Financial Corp.        Macon                GA     SE      SAIF       NASDAQ     12/06/83  30.125    233.42
FLGS     Flagstar Bancorp Inc.                Bloomfield Hills     MI     MW      SAIF       NASDAQ     NA        22.625    309.28
FLKY     First Lancaster Bancshares           Lancaster            KY     MW      SAIF       NASDAQ     07/01/96  15.125     14.39
FMCO     FMS Financial Corp.                  Burlington           NJ     MA      SAIF       NASDAQ     12/14/88  35.000     83.57
FMSB     First Mutual Savings Bank            Bellevue             WA     WE      BIF        NASDAQ     12/17/85  18.375     75.80
FNGB     First Northern Capital Corp.         Green Bay            WI     MW      SAIF       NASDAQ     12/29/83  13.000    114.99
FSBI     Fidelity Bancorp Inc.                Pittsburgh           PA     MA      SAIF       NASDAQ     06/24/88  28.875     45.09
FSTC     First Citizens Corp.                 Newnan               GA     SE      SAIF       NASDAQ     03/01/86  32.000     88.72
FTF      Texarkana First Financial Corp       Texarkana            AR     SE      SAIF       AMSE       07/07/95  28.250     49.71
FTFC     First Federal Capital Corp.          La Crosse            WI     MW      SAIF       NASDAQ     11/02/89  31.875    292.95
FTSB     Fort Thomas Financial Corp.          Fort Thomas          KY     MW      SAIF       NASDAQ     06/28/95  15.500     22.85
FWWB     First SB of Washington Bancorp       Walla Walla          WA     WE      SAIF       NASDAQ     11/01/95  25.500    255.28
GAF      GA Financial Inc.                    Pittsburgh           PA     MA      SAIF       AMSE       03/26/96  19.625    151.46
GDW      Golden West Financial                Oakland              CA     WE      SAIF       NYSE       05/29/59  89.250  5,093.36
GFCO     Glenway Financial Corp.              Cincinnati           OH     MW      SAIF       NASDAQ     11/30/90  20.500     46.79
GPT      GreenPoint Financial Corp.           New York             NY     MA      BIF        NYSE       01/28/94  74.250  3,142.26
GSBC     Great Southern Bancorp Inc.          Springfield          MO     MW      SAIF       NASDAQ     12/14/89  25.500    205.22
GSFC     Green Street Financial Corp.         Fayetteville         NC     SE      SAIF       NASDAQ     04/04/96  18.375     78.98
GUPB     GFSB Bancorp Inc.                    Gallup               NM     SW      SAIF       NASDAQ     06/30/95  20.375     16.31
HALL     Hallmark Capital Corp.               West Allis           WI     MW      SAIF       NASDAQ     01/03/94  16.000     46.94
HARB     Harbor Florida Bancorp (MHC)         Fort Pierce          FL     SE      SAIF       NASDAQ     01/06/94  70.500    352.12
HARL     Harleysville Savings Bank            Harleysville         PA     MA      SAIF       NASDAQ     08/04/87  30.000     50.01
HAVN     Haven Bancorp Inc.                   Woodhaven            NY     MA      SAIF       NASDAQ     09/23/93  24.500    215.23
HBBI     Home Building Bancorp                Washington           IN     MW      SAIF       NASDAQ     02/08/95  22.625      7.05
HBFW     Home Bancorp                         Fort Wayne           IN     MW      SAIF       NASDAQ     03/30/95  32.750     78.12
HBNK     Highland Bancorp Inc.                Burbank              CA     WE      SAIF       NASDAQ     NA        35.750     82.88
HBS      Haywood Bancshares Inc.              Waynesville          NC     SE      BIF        AMSE       12/18/87  21.875     27.35
HFFB     Harrodsburg First Fin Bancorp        Harrodsburg          KY     MW      SAIF       NASDAQ     10/04/95  16.688     31.12

Source: SNL & F&C calculations         3

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                  Deposit                         Current  Current
                                                                                  Insurance                         Stock   Market
                                                                                  Agency                            Price    Value
Ticker      Short Name                           City              State  Region  (BIF/SAIF) Exchange   IPO Date      ($)     ($M)
HFFC        HF Financial Corp.                   Sioux Falls       SD     MW      SAIF       NASDAQ     04/08/92  29.000     86.34
HFNC        HFNC Financial Corp.                 Charlotte         NC     SE      SAIF       NASDAQ     12/29/95  13.625    234.25
HFSA        Hardin Bancorp Inc.                  Hardin            MO     MW      SAIF       NASDAQ     09/29/95  18.750     15.44
HHFC        Harvest Home Financial Corp.         Cheviot           OH     MW      SAIF       NASDAQ     10/10/94  15.000     13.37
HIFS        Hingham Instit. for Savings          Hingham           MA     NE      BIF        NASDAQ     12/20/88  33.000     43.02
HMNF        HMN Financial Inc.                   Spring Valley     MN     MW      SAIF       NASDAQ     06/30/94  29.000    120.19
HOMF        Home Federal Bancorp                 Seymour           IN     MW      SAIF       NASDAQ     01/23/88  31.500    161.28
HPBC        Home Port Bancorp Inc.               Nantucket         MA     NE      BIF        NASDAQ     08/25/88  26.500     48.81
HRBF        Harbor Federal Bancorp Inc.          Baltimore         MD     MA      SAIF       NASDAQ     08/12/94  24.000     40.64
HRZB        Horizon Financial Corp.              Bellingham        WA     WE      BIF        NASDAQ     08/01/86  17.875    133.24
HTHR        Hawthorne Financial Corp.            El Segundo        CA     WE      SAIF       NASDAQ     NA        19.750     60.99
HWEN        Home Financial Bancorp               Spencer           IN     MW      SAIF       NASDAQ     07/02/96   9.000      8.36
HZFS        Horizon Financial Svcs Corp.         Oskaloosa         IA     MW      SAIF       NASDAQ     06/30/94  14.500     12.37
IBSF        IBS Financial Corp.                  Cherry Hill       NJ     MA      SAIF       NASDAQ     10/13/94  17.750    194.26
INBI        Industrial Bancorp Inc.              Bellevue          OH     MW      SAIF       NASDAQ     08/01/95  18.500     94.40
IPSW        Ipswich Savings Bank                 Ipswich           MA     NE      BIF        NASDAQ     05/26/93  14.250     33.99
ITLA        ITLA Capital Corp.                   La Jolla          CA     WE      BIF        NASDAQ     10/24/95  20.188    158.91
IWBK        InterWest Bancorp Inc.               Oak Harbor        WA     WE      SAIF       NASDAQ     NA        41.500    333.54
JSB         JSB Financial Inc.                   Lynbrook          NY     MA      BIF        NYSE       06/27/90  53.813    533.82
JSBA        Jefferson Savings Bancorp            Ballwin           MO     MW      SAIF       NASDAQ     04/08/93  27.000    270.40
JXVL        Jacksonville Bancorp Inc.            Jacksonville      TX     SW      SAIF       NASDAQ     04/01/96  20.500     50.09
KFBI        Klamath First Bancorp                Klamath Falls     OR     WE      SAIF       NASDAQ     10/05/95  22.500    224.87
KNK         Kankakee Bancorp Inc.                Kankakee          IL     MW      SAIF       AMSE       01/06/93  33.875     46.46
KSBK        KSB Bancorp Inc.                     Kingfield         ME     NE      BIF        NASDAQ     06/24/93  19.250     23.85
KYF         Kentucky First Bancorp Inc.          Cynthiana         KY     MW      SAIF       AMSE       08/29/95  13.875     17.39
LARK        Landmark Bancshares Inc.             Dodge City        KS     MW      SAIF       NASDAQ     03/28/94  22.000     37.15
LARL        Laurel Capital Group Inc.            Allison Park      PA     MA      SAIF       NASDAQ     02/20/87  22.000     47.85
LFBI        Little Falls Bancorp Inc.            Little Falls      NJ     MA      SAIF       NASDAQ     01/05/96  20.000     52.16
LFCO        Life Financial Corp.                 Riverside         CA     WE      SAIF       NASDAQ     NA        16.000    104.73
LFED        Leeds Federal Bankshares (MHC)       Baltimore         MD     MA      SAIF       NASDAQ     05/02/94  21.625    112.06
LISB        Long Island Bancorp Inc.             Melville          NY     MA      SAIF       NASDAQ     04/18/94  60.188  1,446.23
LOGN        Logansport Financial Corp.           Logansport        IN     MW      SAIF       NASDAQ     06/14/95  16.250     20.49
LONF        London Financial Corp.               London            OH     MW      SAIF       NASDAQ     04/01/96  14.875      7.59
LSBI        LSB Financial Corp.                  Lafayette         IN     MW      BIF        NASDAQ     02/03/95  28.250     25.89
LSBX        Lawrence Savings Bank                North Andover     MA     NE      BIF        NASDAQ     05/02/86  16.875     72.36
LVSB        Lakeview Financial                   Paterson          NJ     MA      SAIF       NASDAQ     12/22/93  25.875    107.75
LXMO        Lexington B&L Financial Corp.        Lexington         MO     MW      SAIF       NASDAQ     06/06/96  16.500     18.49
MAFB        MAF Bancorp Inc.                     Clarendon Hills   IL     MW      SAIF       NASDAQ     01/12/90  37.250    559.23
MARN        Marion Capital Holdings              Marion            IN     MW      SAIF       NASDAQ     03/18/93  27.000     48.10
MASB        MASSBANK Corp.                       Reading           MA     NE      BIF        NASDAQ     05/28/86  49.375    176.31
MBB         MSB Bancorp, Inc.                    Goshen            NY     MA      BIF        AMSE       NA        34.875     99.19
MBLF        MBLA Financial Corp.                 Macon             MO     MW      SAIF       NASDAQ     06/24/93  28.125     35.27
MBSP        Mitchell Bancorp Inc.                Spruce Pine       NC     SE      SAIF       NASDAQ     07/12/96  17.000     15.83
MCBN        Mid-Coast Bancorp Inc.               Waldoboro         ME     NE      SAIF       NASDAQ     11/02/89  38.250      9.06
MDBK        Medford Bancorp Inc.                 Medford           MA     NE      BIF        NASDAQ     03/18/86  43.875    199.24
MECH        MECH Financial Inc.                  Hartford          CT     NE      BIF        NASDAQ     06/26/96  26.625    140.93
METF        Metropolitan Financial Corp.         Mayfield Heights  OH     MW      SAIF       NASDAQ     NA        16.813    118.55
MFBC        MFB Corp.                            Mishawaka         IN     MW      SAIF       NASDAQ     03/25/94  27.000     43.92
MFFC        Milton Federal Financial Corp.       West Milton       OH     MW      SAIF       NASDAQ     10/07/94  15.875     35.99
MFLR        Mayflower Co-operative Bank          Middleboro        MA     NE      BIF        NASDAQ     12/23/87  26.875     24.17
MIFC        Mid-Iowa Financial Corp.             Newton            IA     MW      SAIF       NASDAQ     10/14/92  12.625     21.59
MIVI        Mississippi View Holding Co.         Little Falls      MN     MW      SAIF       NASDAQ     03/24/95  18.375     13.60
MSBF        MSB Financial Inc.                   Marshall          MI     MW      SAIF       NASDAQ     02/06/95  17.250     21.25
MWBI        Midwest Bancshares Inc.              Burlington        IA     MW      SAIF       NASDAQ     11/12/92  17.000     17.35
MWBX        MetroWest Bank                       Framingham        MA     NE      BIF        NASDAQ     10/10/86   7.906    111.54
NASB        North American Savings Bank          Grandview         MO     MW      SAIF       NASDAQ     09/27/85  66.500    148.94
NBN         Northeast Bancorp                    Auburn            ME     NE      BIF        AMSE       08/19/87  18.063     40.15
NEIB        Northeast Indiana Bancorp            Huntington        IN     MW      SAIF       NASDAQ     06/28/95  22.250     38.19
NHTB        New Hampshire Thrift Bncshrs         Newport           NH     NE      SAIF       NASDAQ     05/22/86  19.750     41.24
NMSB        NewMil Bancorp Inc.                  New Milford       CT     NE      BIF        NASDAQ     02/01/86  13.375     51.88
NSLB        NS&L Bancorp Inc.                    Neosho            MO     MW      SAIF       NASDAQ     06/08/95  17.375     12.26
NWEQ        Northwest Equity Corp.               Amery             WI     MW      SAIF       NASDAQ     10/11/94  22.250     18.66
OCFC        Ocean Financial Corp.                Toms River        NJ     MA      SAIF       NASDAQ     07/03/96  35.250    282.52
OFCP        Ottawa Financial Corp.               Holland           MI     MW      SAIF       NASDAQ     08/19/94  29.500    156.74
OHSL        OHSL Financial Corp.                 Cincinnati        OH     MW      SAIF       NASDAQ     02/10/93  36.750     45.61


Source: SNL & F&C calculations         4


FERGUSON & COMPANY                            Exhibit V - Selected Publicly Held Thrifts
------------------
                                                                                Deposit                        Current    Current
                                                                                Insurance                        Stock     Market
                                                                                Agency                           Price      Value
Ticker      Short Name                        City               State  Region  (BIF/SAIF) Exchange   IPO Date      ($)       ($M)
PBCI        Pamrapo Bancorp Inc.              Bayonne            NJ     MA      SAIF       NASDAQ     11/14/89  26.750     76.05
PBKB        People's Bancshares Inc.          New Bedford        MA     NE      BIF        NASDAQ     10/30/86  22.375     73.58
PCBC        Perry County Financial Corp.      Perryville         MO     MW      SAIF       NASDAQ     02/13/95  23.875     19.77
PDB         Piedmont Bancorp Inc.             Hillsborough       NC     SE      SAIF       AMSE       12/08/95  10.625     29.23
PEEK        Peekskill Financial Corp.         Peekskill          NY     MA      SAIF       NASDAQ     12/29/95  17.000     53.16
PERM        Permanent Bancorp Inc.            Evansville         IN     MW      SAIF       NASDAQ     04/04/94  29.500     62.17
PFDC        Peoples Bancorp                   Auburn             IN     MW      SAIF       NASDAQ     07/07/87  22.250     75.24
PFED        Park Bancorp Inc.                 Chicago            IL     MW      SAIF       NASDAQ     08/12/96  18.750     43.74
PFFB        PFF Bancorp Inc.                  Pomona             CA     WE      SAIF       NASDAQ     03/29/96  19.375    347.89
PFFC        Peoples Financial Corp.           Massillon          OH     MW      SAIF       NASDAQ     09/13/96  16.500     23.37
PFNC        Progress Financial Corp.          Blue Bell          PA     MA      SAIF       NASDAQ     07/18/83  16.875     68.58
PFSB        PennFed Financial Services Inc    West Orange        NJ     MA      SAIF       NASDAQ     07/15/94  18.625    179.66
PFSL        Pocahontas FS&LA (MHC)            Pocahontas         AR     SE      SAIF       NASDAQ     04/05/94  44.188     72.13
PHBK        Peoples Heritage Finl Group       Portland           ME     NE      BIF        NASDAQ     12/04/86  46.563  1,291.53
PHFC        Pittsburgh Home Financial Corp    Pittsburgh         PA     MA      SAIF       NASDAQ     04/01/96  17.750     34.96
PRBC        Prestige Bancorp Inc.             Pleasant Hills     PA     MA      SAIF       NASDAQ     06/27/96  19.125     17.50
PTRS        Potters Financial Corp.           East Liverpool     OH     MW      SAIF       NASDAQ     12/31/93  19.000     18.33
PULS        Pulse Bancorp                     South River        NJ     MA      SAIF       NASDAQ     09/18/86  26.250     81.17
PVFC        PVF Capital Corp.                 Bedford Heights    OH     MW      SAIF       NASDAQ     12/30/92  23.000     61.16
PVSA        Parkvale Financial Corp.          Monroeville        PA     MA      SAIF       NASDAQ     07/16/87  31.750    162.83
PWBC        PennFirst Bancorp Inc.            Ellwood City       PA     MA      SAIF       NASDAQ     06/13/90  19.125    101.57
PWBK        Pennwood Bancorp Inc.             Pittsburgh         PA     MA      SAIF       NASDAQ     07/15/96  22.000     12.11
QCBC        Quaker City Bancorp Inc.          Whittier           CA     WE      SAIF       NASDAQ     12/30/93  20.000     93.16
QCFB        QCF Bancorp Inc.                  Virginia           MN     MW      SAIF       NASDAQ     04/03/95  27.250     37.65
QCSB        Queens County Bancorp Inc.        Flushing           NY     MA      BIF        NASDAQ     11/23/93  39.750    592.78
RARB        Raritan Bancorp Inc.              Bridgewater        NJ     MA      BIF        NASDAQ     03/01/87  26.500     62.86
RELY        Reliance Bancorp Inc.             Garden City        NY     MA      SAIF       NASDAQ     03/31/94  35.500    342.01
ROSE        TR Financial Corp.                Garden City        NY     MA      BIF        NASDAQ     06/29/93  32.969    580.19
SCBS        Southern Community Bancshares     Cullman            AL     SE      SAIF       NASDAQ     12/23/96  18.000     20.47
SCCB        S. Carolina Community Bancshrs    Winnsboro          SC     SE      SAIF       NASDAQ     07/07/94  21.500     12.54
SFED        SFS Bancorp Inc.                  Schenectady        NY     MA      SAIF       NASDAQ     06/30/95  21.500     25.98
SFFC        StateFed Financial Corp.          Des Moines         IA     MW      SAIF       NASDAQ     01/05/94  14.250     22.22
SFIN        Statewide Financial Corp.         Jersey City        NJ     MA      SAIF       NASDAQ     10/02/95  22.750    102.58
SFSL        Security First Corp.              Mayfield Heights   OH     MW      SAIF       NASDAQ     01/22/88  22.000    165.62
SISB        SIS Bancorp Inc.                  Springfield        MA     NE      BIF        NASDAQ     02/08/95  37.625    261.41
SKAN        Skaneateles Bancorp Inc.          Skaneateles        NY     MA      BIF        NASDAQ     06/02/86  19.125     27.48
SMBC        Southern Missouri Bancorp Inc.    Poplar Bluff       MO     MW      SAIF       NASDAQ     04/13/94  22.250     35.52
SOBI        Sobieski Bancorp Inc.             South Bend         IN     MW      SAIF       NASDAQ     03/31/95  20.500     16.07
SOPN        First Savings Bancorp Inc.        Southern Pines     NC     SE      SAIF       NASDAQ     01/06/94  23.625     87.53
SPBC        St. Paul Bancorp Inc.             Chicago            IL     MW      SAIF       NASDAQ     05/18/87  26.500    906.42
SSB         Scotland Bancorp Inc.             Laurinburg         NC     SE      SAIF       AMSE       04/01/96  10.125     19.38
SSFC        South Street Financial Corp.      Albemarle          NC     SE      SAIF       NASDAQ     10/03/96  13.000     60.79
SSM         Stone Street Bancorp Inc.         Mocksville         NC     SE      SAIF       AMSE       04/01/96  20.438     38.79
STFR        St. Francis Capital Corp.         Brookfield         WI     MW      SAIF       NASDAQ     06/21/93  43.500    228.43
STSA        Sterling Financial Corp.          Spokane            WA     WE      SAIF       NASDAQ     NA        24.125    182.62
SVRN        Sovereign Bancorp Inc.            Wyomissing         PA     MA      SAIF       NASDAQ     08/12/86  19.375  1,810.48
SZB         SouthFirst Bancshares Inc.        Sylacauga          AL     SE      SAIF       AMSE       02/14/95  22.250     21.71
THR         Three Rivers Financial Corp.      Three Rivers       MI     MW      SAIF       AMSE       08/24/95  23.500     19.38
THRD        TF Financial Corp.                Newtown            PA     MA      SAIF       NASDAQ     07/13/94  26.000     82.87
TPNZ        Tappan Zee Financial Inc.         Tarrytown          NY     MA      SAIF       NASDAQ     10/05/95  18.750     27.71
TRIC        Tri-County Bancorp Inc.           Torrington         WY     WE      SAIF       NASDAQ     09/30/93  14.000     16.34
TSH         Teche Holding Co.                 Franklin           LA     SW      SAIF       AMSE       04/19/95  21.125     72.62
TWIN        Twin City Bancorp                 Bristol            TN     SE      SAIF       NASDAQ     01/04/95  14.500     18.45
UBMT        United Financial Corp.            Great Falls        MT     WE      SAIF       NASDAQ     09/23/86  27.000     33.03
VABF        Virginia Beach Fed. Financial     Virginia Beach     VA     SE      SAIF       NASDAQ     11/01/80  18.000     89.65
WAMU        Washington Mutual Inc.            Seattle            WA     WE      BIF        NASDAQ     03/11/83  67.125  ########
WBST        Webster Financial Corp.           Waterbury          CT     NE      SAIF       NASDAQ     12/12/86  64.250    877.22
WCBI        Westco Bancorp                    Westchester        IL     MW      SAIF       NASDAQ     06/26/92  29.000     71.47
WCFB        Webster City Federal SB (MHC)     Webster City       IA     MW      SAIF       NASDAQ     08/15/94  20.500     43.24
WEFC        Wells Financial Corp.             Wells              MN     MW      SAIF       NASDAQ     04/11/95  18.875     36.98
WEHO        Westwood Homestead Fin. Corp.     Cincinnati         OH     MW      SAIF       NASDAQ     09/30/96  14.750     41.94
WFI         Winton Financial Corp.            Cincinnati         OH     MW      SAIF       AMSE       08/04/88  26.875     53.94
WFSL        Washington Federal Inc.           Seattle            WA     WE      SAIF       NASDAQ     11/17/82  27.625  1,444.40
WHGB        WHG Bancshares Corp.              Lutherville        MD     MA      SAIF       NASDAQ     04/01/96  18.500     25.70
WOFC        Western Ohio Financial Corp.      Springfield        OH     MW      SAIF       NASDAQ     07/29/94  26.750     64.99

Source:  SNL & F&C calculations        5

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                         Deposit                           Current     Current
                                                                         Insurance                           Stock      Market
                                                                         Agency                              Price       Value
Ticker      Short Name                      City          State  Region  (BIF/SAIF) Exchange  IPO Date         ($)        ($M)
WRNB        Warren Bancorp Inc.             Peabody       MA     NE      BIF        NASDAQ      07/09/86    23.000      87.54
WSB         Washington Savings Bank, FSB    Bowie         MD     MA      SAIF       AMSE              NA     8.750      38.46
WSFS        WSFS Financial Corp.            Wilmington    DE     MA      BIF        NASDAQ      11/26/86    20.750     258.54
WSTR        WesterFed Financial Corp.       Missoula      MT     WE      SAIF       NASDAQ      01/10/94    26.000     145.13
WVFC        WVS Financial Corp.             Pittsburgh    PA     MA      SAIF       NASDAQ      11/29/93    38.000      68.71
WYNE        Wayne Bancorp Inc.              Wayne         NJ     MA      SAIF       NASDAQ      06/27/96    24.500      49.34
YFCB        Yonkers Financial Corp.         Yonkers       NY     MA      SAIF       NASDAQ      04/18/96    18.688      56.45
YFED        York Financial Corp.            York          PA     MA      SAIF       NASDAQ      02/01/84    25.500     225.72

Maximum                                                                                                     93.750   ########
Minimum                                                                                                      7.906       7.05
Average                                                                                                     25.861     293.65
Median                                                                                                      22.250      65.62


FERGUSON & COMPANY                                Exhibit V - Selected Publicly Held Thrifts
------------------
                                                                                 Tangible
           Price/   Current     Current             Current     Total   Equity/  Equity/    Core    Core     Core
              LTM    Price/    Price/ T   Price/   Dividend    Assets    Assets  T Assets    EPS    ROAA     ROAE   Merger  Current
         Core EPS    Book V      Book V   Assets      Yield    ($000)      (%)      (%)      ($)     (%)      (%)  Target?  Pricing
Ticker        (x)       (%)         (%)      (%)        (%)       MRQ      MRQ      MRQ      LTM     LTM      LTM   (Y/N)      Date
AABC        9.7     144.8       144.8     12.5        -         105,639    8.7      8.7     1.12    1.34     20.89    N     02/27/98
ABBK       21.7     210.2       231.0     14.4        0.95      531,986    6.8      6.3     0.97    0.77     11.15    N     02/27/98
ABCL       19.8     168.5       170.5     16.2        1.60    1,363,825    9.6      9.5     1.39    0.85      9.25    N     02/27/98
ABCW       22.5     301.8       306.7     20.1        0.74    1,941,180    6.7      6.5     1.91    0.96     14.70    N     02/27/98
AFED       21.1     120.0       120.0     16.9        1.43      160,408   12.5     12.5     0.93    0.79      5.91    N     02/27/98
AHM        19.8     303.5       355.6     12.5        1.41   46,678,752    5.1      4.6     3.16    0.77     15.24    N     02/27/98
ALBC       25.0     133.0       133.0     11.4        0.99       70,810    8.6      8.6     0.43    0.49      5.46    N     02/27/98
ALBK       15.5     174.5       224.7     15.4        1.48    4,083,097    8.8      7.0     3.14    1.18     12.92    N     02/27/98
AMFC       24.1     111.7       111.7     16.5        1.64      100,003   14.8     14.8     0.71    0.71      4.39    N     02/27/98
ANA        21.3     128.6       128.6     21.8        1.99      274,018   17.0     17.0     1.04    0.95      5.44    N     02/27/98
ANDB       16.3     192.5       192.5     15.6        1.91    1,322,745    8.1      8.1     2.44    1.04     12.97    N     02/27/98
ANE        23.4     173.0       177.9     13.2        1.01      247,129    7.6      7.4     0.85    0.59      8.48    N     02/27/98
ASBI       20.1     150.4       150.5     16.9        3.12      393,028   11.2     11.2     1.02    0.83      7.60    N     02/27/98
ASBP       21.5     129.8       129.8     20.1        2.91      113,176   15.5     15.5     0.64    0.92      5.87    N     02/27/98
ASFC       19.7     172.4       247.7     13.9        1.43   10,528,393    8.5      6.2     2.83    0.77      9.55    N     02/27/98
BANC       26.5     167.9       192.3     11.4        0.98    3,064,480    6.8      6.0     0.51    0.53      9.11    N     02/27/98
BDJI       24.1     171.4       171.4     17.4        -         118,838   10.2     10.2     0.86    0.66      6.05    N     02/27/98
BFD        19.9     140.7       146.0     12.5        1.27      974,680    8.4      8.1     1.11    0.67      7.37    N     02/27/98
BFSB       20.1     155.9       155.9     23.8        1.97      136,908   14.5     14.5     1.42    1.19      8.34    N     02/27/98
BKC        17.1     202.5       209.4     18.3        3.03      639,013    9.0      8.8     2.94    1.15     13.74    N     02/27/98
BKCT       19.3     200.7       200.7     21.3        2.81      443,025   10.6     10.6     0.96    1.24     12.02    N     02/27/98
BKUNA      34.2     160.9       181.1      6.9        -       3,028,776    4.8      4.4     0.43    0.37      6.20    N     02/27/98
BNKU       21.6     243.0       249.3     11.9        1.36   12,523,459    4.9      4.8     2.18    0.61     11.99    N     02/27/98
BPLS       20.2     157.6       173.1      6.9        -       4,167,806    4.4      4.0     0.73    0.38      7.06    N     02/27/98
BVCC       24.0     241.7       291.0     12.9        1.15    3,246,476    5.4      4.5     1.45    0.61     10.00    N     02/27/98
BYFC       29.7      86.3        86.3      8.5        1.57      124,740   10.6     10.6     0.43    0.31      2.75    N     02/27/98
CAFI       18.3     166.7       179.7     15.7        2.13      520,582    9.4      8.8     1.39    0.94      9.78    N     02/27/98
CASB       21.0     179.6       179.6     12.5        -         422,530    6.9      6.9     0.74    0.64      9.80    N     02/27/98
CASH       18.8     139.6       156.5     15.1        2.10      407,592   10.8      9.8     1.22    0.90      7.97    N     02/27/98
CATB       21.6     118.7       118.7     28.9        1.74      294,656   24.3     24.3     0.85    1.34      5.19    N     02/27/98
CBCI       16.3     144.3       144.3     24.2        -         486,626   16.8     16.8     2.30    1.62     10.26    N     02/27/98
CBES       24.8     149.3       149.3     23.5        1.57      111,127   15.8     15.8     1.03    0.97      5.52    N     02/27/98
CBSA       14.0     151.5       178.2      5.4        1.53    2,911,410    3.6      3.1     2.24    0.40     11.61    N     02/27/98
CEBK       24.4     174.4       192.9     17.1        1.00      367,096    9.8      9.0     1.31    0.75      7.43    N     02/27/98
CENB       21.6     123.8       123.8     37.3        2.13      102,281   30.2     30.2     4.34    1.63      5.91    N     02/27/98
CFB        17.3     251.6       279.0     16.0        0.62    7,189,342    6.4      5.8     2.04    0.95     15.76    N     02/27/98
CFCP       20.7     301.7       301.7     18.0        1.66      563,866    6.0      6.0     1.05    1.04     16.59    N     02/27/98
CFFC       20.5     161.9       161.9     21.4        1.82      183,278   13.2     13.2     1.50    1.13      8.22    N     02/27/98
CFNC       24.3     126.2       126.2     28.7        1.35      114,660   22.7     22.7     0.73    1.17      5.06    N     02/27/98
CFSB       23.6     332.2       332.2     26.3        1.63      852,888    7.9      7.9     1.25    1.18     15.27    N     02/27/98
CFTP       29.2     126.9       126.9     37.8        1.71      228,656   26.5     26.5     0.64    1.33      4.54    N     02/27/98
CIBI       16.3     140.1       140.1     16.2        1.86       95,876   11.6     11.6     1.06    0.97      8.33    N     02/27/98
CKFB       20.1     113.8       113.8     26.9        2.56       62,865   21.9     21.9     0.97    1.37      5.84    N     02/27/98
CLAS       27.0     122.7       143.9     18.5        1.48      132,793   15.1     13.1     0.70    0.64      4.31    N     02/27/98
CMRN       20.8     113.3       113.3     24.3        1.40      211,253   21.4     21.4     0.96    1.16      5.26    N     02/27/98
CMSB       29.1     154.1       195.2     14.6        1.37    2,268,595    9.5      7.6     0.70    0.50      5.17    N     02/27/98
CNIT       22.1     229.8       250.9     16.8        1.68      701,708    7.0      6.4     3.22    0.78     10.96    N     02/27/98
COFI       19.1     281.1       300.9     19.6        1.65   19,760,265    7.0      6.5     3.18    1.10     15.66    N     02/27/98
COOP       29.4     213.6       213.6     16.4        -         369,121    7.7      7.7     0.69    0.60      7.76    N     02/27/98
CRZY       20.9     109.7       109.7     25.9        2.42       60,774   23.6     23.6     0.79    1.30      5.11    N     02/27/98
CVAL       23.4     239.8       239.8     21.1        1.39      325,643    8.8      8.8     1.36    0.95     11.04    N     02/27/98
DCBI       25.0     163.5       163.5     43.8        0.99      107,747   26.8     26.8     0.97    1.70      6.10    N     02/27/98
DIBK       10.0     203.6       209.0     16.8        1.54      958,503    8.3      8.1     3.14    1.92     24.02    N     02/27/98
DIME       28.2     167.8       194.2     21.0        1.27    1,488,074   12.5     11.0     0.89    0.86      5.86    N     02/27/98
DME        27.2     269.9       329.0     16.2        0.53   21,848,000    6.0      5.0     1.12    0.60     11.05    N     02/27/98
DNFC       19.2     243.5       245.8     13.2        0.69    1,815,315    5.4      5.4     1.37    0.79     14.13    N     02/27/98
DSL        17.9     181.9          NA     13.4        1.09    5,835,825    7.4       NA     1.63    0.76     10.64    N     02/27/98
EBSI       18.8     159.7       159.7     12.6        2.93      934,458    7.8      7.8     1.09    0.77      9.06    N     02/27/98
EFBI       33.4     204.6       204.8     22.0        3.00      301,261   10.8     10.8     1.00    0.75      6.28    N     02/27/98
EMLD       19.8     231.4       234.6     18.6        1.27      603,965    8.0      7.9     1.12    0.98     12.77    N     02/27/98
EQSB       17.1     221.5       221.5     11.5        -         321,687    5.2      5.2     1.78    0.74     14.65    N     02/27/98
ESBK       27.5     143.9       147.8      9.4        2.22      228,268    6.4      6.2     1.05    0.34      5.40    N     02/27/98
ETFS       31.1     106.4       106.4     18.6        0.92      120,093   17.5     17.5     0.70    0.59      3.23    N     02/27/98
FBBC       15.6     167.3       167.3     18.1        2.13      675,684   10.8     10.8     1.20    1.06     10.03    N     02/27/98
FBCI       22.7     134.5       134.7     14.1        1.63      489,673   10.5     10.5     1.08    0.61      5.92    N     02/27/98

Source:  SNL & F&C calculations        7

FERGUSON & COMPANY                      Exhibit V - Selected Publicly Held Thifts
------------------
                                                                                  Tangible
         Price/   Current   Current              Current     Total     Equity/      Equity/    Core   Core    Core
          LTM     Price/   Price/ T     Price/  Dividend     Assets    Assets     T Assets     EPS    ROAA    ROAE  Merger   Current
        Core EPS   Book V    Book V     Assets    Yield      ($000)      (%)          (%)      ($)    (%)     (%)  Target?   Pricing
Ticker     (x)       (%)      (%)        (%)       (%)        MRQ        MRQ          MRQ      LTM    LTM     LTM   (Y/N)       Date

FBCV      21.3     119.2     121.3       10.7      1.06      255,927     9.0          8.8      1.18   0.49    5.85     N    02/27/98
FBER      27.1     145.5     145.5       19.9      1.01      284,739    13.7         13.7      0.73   0.77    4.94     N    02/27/98
FBHC      30.3     170.0     181.4       11.5      1.92      302,728     6.8          6.4      0.69   0.47    7.53     N    02/27/98
FBSI      20.5     159.8     159.8       23.0      0.59      161,527    14.4         14.4      0.83   1.12    8.06     N    02/27/98
FCBF      21.9     164.7     164.7       23.2      2.56      519,911    14.1         14.1      1.43   1.15    7.69     N    02/27/98
FCME       3.4     137.2     137.2       13.4      -         148,571     9.8          9.8      4.31   3.97   44.97     N    02/27/98
FDEF      25.4     121.7     121.7       22.4      2.36      579,698    18.4         18.4      0.60   0.94    4.57     N    02/27/98
FED       19.1     191.9     193.6       10.3      -       4,160,115     5.4          5.3      2.11   0.55   11.05     N    02/27/98
FESX      21.1     195.6     222.5       14.9      2.37    1,197,459     7.6          6.8      1.12   0.73   10.03     N    02/27/98
FFBA      21.8     202.8     207.0       27.3      2.06    1,555,274    13.5         13.2      1.16   1.24    9.43     N    02/27/98
FFBH      22.6     156.3     156.3       23.3      1.08      547,119    14.9         14.9      1.15   1.01    6.51     N    02/27/98
FFBI      25.6     128.5     128.5       11.5      -          84,242     8.9          8.9      0.91   0.42    5.18     N    02/27/98
FFBZ      21.9     251.6     251.9       17.4      1.22      208,840     7.6          7.6      1.05   0.92   12.01     N    02/27/98
FFCH      24.2     307.4     307.4       19.8      1.60    1,793,325     6.4          6.4      2.17   0.86   13.90     N    02/27/98
FFDB      17.4     160.0     174.3       15.5      2.08      178,792     9.7          9.0      1.38   0.96    9.89     N    02/27/98
FFDF      33.5     121.9     121.9       29.3      1.60       92,364    24.1         24.1      0.56   0.88    3.60     N    02/27/98
FFED      16.0     194.2     194.2       14.1      4.10      215,821     7.3          7.3      0.61   0.68   11.84     N    02/27/98
FFES      17.3     155.5     155.5       10.6      1.77      982,747     6.8          6.8      2.23   0.63    9.71     N    02/27/98
FFFD      18.1     136.1     136.1       30.9      1.52      221,954    22.7         22.7      1.16   1.78    7.61     N    02/27/98
FFHH      18.3     123.2     123.2       15.1      2.48      402,850    10.9         10.9      1.10   0.82    7.15     N    02/27/98
FFHS      22.3     154.4     155.3       13.9      1.48      231,189     9.0          9.0      1.21   0.65    7.31     N    02/27/98
FFIC      22.6     147.0     153.0       18.4      1.26    1,088,476    12.5         12.1      1.13   0.88    6.08     N    02/27/98
FFKY      15.1     171.7     181.7       23.5      2.55      388,329    13.7         13.0      1.46   1.61   11.79     N    02/27/98
FFLC      21.3     141.0     141.0       18.1      1.86      400,237    12.9         12.9      0.91   0.95    6.79     N    02/27/98
FFOH      21.2     156.7     177.7       18.8      1.56      535,100    12.0         10.7      0.85   0.90    6.93     N    02/27/98
FFPB      26.7     165.0     168.8       10.5      1.85    1,821,077     6.4          6.2      1.42   0.44    6.61     N    02/27/98
FFSL      20.5     123.9     123.9       12.4      2.03      113,669    10.0         10.0      0.72   0.65    6.26     N    02/27/98
FFSX      27.1     217.1     218.7       19.2      1.54      458,940     8.9          8.8      1.15   0.71    8.40     N    02/27/98
FFWC      14.9     145.8     159.9       14.0      1.95      191,298     9.6          8.8      1.24   1.01   10.28     N    02/27/98
FFWD      29.0     273.6     273.6       35.0      1.55      166,546    12.8         12.8      0.76   1.29   10.30     N    02/27/98
FFYF      17.8     166.8     166.8       22.7      2.34      614,749    13.6         13.6      1.93   1.27    9.23     N    02/27/98
FGHC      22.2     220.8     238.1       18.4      4.00      166,386     8.3          7.8      0.45   0.94   11.32     N    02/27/98
FIBC      15.5     161.5     162.2       14.4      1.92      308,248     8.9          8.9      1.68   0.99   10.50     N    02/27/98
FISB      26.6     242.1     245.0       23.0      1.64    1,613,405     9.5          9.4      1.10   0.95    9.87     N    02/27/98
FKFS      16.5     168.6     168.6       11.2      1.14      378,527     6.6          6.6      1.06   0.73   10.47     N    02/27/98
FKKY      27.1     116.7     116.7       19.8      4.92      132,809    17.0         17.0      0.60   0.72    3.42     N    02/27/98
FLAG      25.8     193.5     193.5       17.6      1.65      238,463     9.1          9.1      0.80   0.72    7.98     N    02/27/98
FLFC      23.9     241.2     265.4       18.3      1.46    1,275,398     7.6          7.0      1.26   0.79   10.53     N    02/27/98
FLGS      12.9     254.5     264.9       15.2      1.06    2,033,260     6.0          5.8      1.75   1.43   22.94     N    02/27/98
FLKY      27.5     103.5     103.5       30.5      3.31       47,184    29.5         29.5      0.55   1.24    3.64     N    02/27/98
FMCO      15.4     221.5     224.8       14.4      0.80      581,660     6.5          6.4      2.27   1.02   15.74     N    02/27/98
FMSB      17.5     247.3     247.3       17.0      1.09      445,762     6.9          6.9      1.05   1.03   15.27     N    02/27/98
FNGB      20.6     155.7     155.7       17.2      2.77      667,696    11.1         11.1      0.63   0.90    7.98     N    02/27/98
FSBI      17.2     167.8     167.8       11.5      1.25      393,076     6.8          6.8      1.68   0.76   11.16     N    02/27/98
FSTC      17.0     248.8     311.3       25.1      1.00      352,233    10.1          8.2      1.88   1.70   17.58     N    02/27/98
FTF       16.2     182.0     182.0       27.6      1.98      180,259    15.2         15.2      1.74   1.71   10.91     N    02/27/98
FTFC      22.8     267.9     283.1       19.0      1.51    1,544,294     7.1          6.7      1.40   0.89   13.57     N    02/27/98
FTSB      18.9     144.7     144.7       22.9      1.61       99,873    15.8         15.8      0.82   1.23    7.53     N    02/27/98
FWWB      20.4     158.2     170.8       22.8      1.41    1,136,693    13.4         12.5      1.25   1.15    8.00     N    02/27/98
GAF       18.0     130.4     131.6       19.3      2.45      783,948    14.8         14.7      1.09   1.08    6.80     N    02/27/98
GDW       14.8     188.8     188.8       12.9      0.56   39,590,271     6.8          6.8      6.04   0.90   13.93     N    02/27/98
GFCO      19.7     165.2     166.9       15.4      1.95      304,621     9.3          9.2      1.04   0.83    8.78     N    02/27/98
GPT       20.6     218.4     400.5       24.0      1.72   13,083,518     9.7          5.5      3.60   1.08   10.64     N    02/27/98
GSBC      16.9     313.7     316.4       27.4      1.73      750,458     8.7          8.7      1.51   1.75   20.23     N    02/27/98
GSFC      27.0     124.8     124.8       44.0      2.40      179,700    35.2         35.2      0.68   1.60    4.48     N    02/27/98
GUPB      18.7     113.8     113.8       14.2      1.96      114,745    12.5         12.5      1.09   0.89    6.09     N    02/27/98
HALL      17.2     148.8     148.8       11.4      -         413,511     7.6          7.6      0.93   0.65    9.09     N    02/27/98
HARB      25.6     348.3     359.0       31.1      1.99    1,128,942     8.9          8.7      2.75   1.24   14.73     N    02/27/98
HARL      14.9     210.8     210.8       14.4      1.47      347,882     6.8          6.8      2.01   1.02   15.66     N    02/27/98
HAVN      19.6     190.7     191.3       10.9      1.22    1,974,890     5.7          5.7      1.25   0.63   10.51     N    02/27/98
HBBI      20.8     109.8     109.8       16.6      1.33       42,430    14.1         14.1      1.09   0.72    5.48     N    02/27/98
HBFW      27.1     183.7     183.7       22.3      0.61      350,038    12.2         12.2      1.21   0.86    6.48     N    02/27/98
HBNK      17.9     199.7     199.7       15.1      -         549,638     7.6          7.6      2.00   0.93   12.51     N    02/27/98
HBS       14.0     126.2     130.7       17.9      2.74      152,796    14.2         13.8      1.56   1.37    9.41     N    02/27/98
HFFB      21.1     105.3     105.3       30.4      2.40      108,908    26.7         26.7      0.79   1.36    5.06     N    02/27/98

Source:  SNL & F&C calculations

FEGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
-----------------

                                                                                 Tangible
         Price/  Current     Current              Current       Total   Equity/   Equity/      Core    Core   Core
            LTM   Price/    Price/ T     Price/  Dividend      Assets    Assets  T Assets      EPS     ROAA    ROAE Merger   Current
       Core EPS   Book V      Book V     Assets     Yield       ($000)      (%)       (%)      ($)     (%)     (%)  Target?  Pricing
Ticker      (x)      (%)         (%)        (%)       (%)         MRQ       MRQ       MRQ      LTM     LTM     LTM   (Y/N)      Date
HFFC       15.8    155.1       155.1       14.9      1.45      580,668      9.6       9.6      1.84    1.00   10.68    N    02/27/98
HFNC       25.7    141.1       141.1       25.7      2.35      910,786     18.2      18.2      0.53    0.94    4.61    N    02/27/98
HFSA       20.4    118.0       118.0       13.4      2.56      115,434     11.3      11.3      0.92    0.69    5.56    N    02/27/98
HHFC       22.7    129.1       129.1       14.4      2.93       93,141     11.1      11.1      0.66    0.67    5.68    N    02/27/98
HIFS       16.5    201.2       201.2       19.3      1.46      222,584      9.6       9.6      2.00    1.26   13.00    N    02/27/98
HMNF       25.7    142.3       153.3       17.4      -         691,232     12.2      11.5      1.13    0.78    5.43    N    02/27/98
HOMF       20.2    258.0       265.4       22.7      1.27      709,412      8.8       8.6      1.56    1.22   14.31    N    02/27/98
HPBC       15.1    222.3       222.3       23.4      3.02      208,815     10.5      10.5      1.75    1.64   15.43    N    02/27/98
HRBF       25.3    139.4       139.4       17.4      2.00      233,572     12.5      12.5      0.95    0.72    5.55    N    02/27/98
HRZB       16.3    157.1       157.1       25.0      2.46      532,767     15.9      15.9      1.10    1.55    9.90    N    02/27/98
HTHR       15.8    141.0       141.0        6.8      -         891,163      6.2       6.2      1.25    1.04   18.87    N    02/27/98
HWEN       31.0    113.2       113.2       19.2      1.11       43,504     17.0      17.0      0.29    0.60    3.36    N    02/27/98
HZFS       21.6    137.1       137.1       13.9      1.24       88,769     10.2      10.2      0.67    0.68    6.70    N    02/27/98
IBSF       32.9    150.4       150.4       26.7      2.25      728,181     17.7      17.7      0.54    0.79    4.36    N    02/27/98
INBI       18.0    155.1       155.1       25.9      3.03      364,023     16.7      16.7      1.03    1.48    8.38    N    02/27/98
IPSW       19.8    287.3       287.3       15.0      1.12      227,244      5.2       5.2      0.72    0.97   16.95    N    02/27/98
ITLA       12.9    160.0        NA         15.6      -       1,015,909      9.8      NA        1.57    1.37   13.26    N    02/27/98
IWBK       19.0    250.0       254.3       16.8      1.74    1,982,317      6.7       6.6      2.18    0.95   14.38    N    02/27/98
JSB        21.1    149.9       149.9       34.8      2.97    1,531,068     23.2      23.2      2.55    1.72    7.67    N    02/27/98
JSBA       25.7    219.7       280.1       21.5      1.04    1,257,753      9.0       7.2      1.05    0.76    9.32    N    02/27/98
JXVL       15.1    145.5       145.5       21.3      2.44      235,405     14.6      14.6      1.36    1.49    9.90    N    02/27/98
KFBI       24.2    141.3       154.6       23.1      1.42      975,207     15.1      14.0      0.93    1.07    6.11    N    02/27/98
KNK        17.3    122.9       130.3       13.5      1.42      343,409     11.0      10.5      1.96    0.86    7.88    N    02/27/98
KSBK       15.3    206.3       216.1       15.6      0.52      152,752      7.6       7.3      1.26    1.05   14.06    N    02/27/98
KYF        18.0    122.6       122.6       20.9      3.60       86,307     17.0      17.0      0.77    1.11    6.70    N    02/27/98
LARK       17.5    112.9       112.9       15.9      1.82      233,640     14.1      14.1      1.26    0.98    6.94    N    02/27/98
LARL       17.3    212.2       212.2       22.4      1.58      213,379     10.6      10.6      1.27    1.40   13.48    N    02/27/98
LFBI       33.3    137.7       149.3       16.1      1.00      324,425     11.7      10.9      0.60    0.51    3.93    N    02/27/98
LFCO        6.2    191.2       191.2       25.6      -         409,357     13.4      13.4      2.60    3.77   32.59    N    02/27/98
LFED       32.8    231.3       231.3       38.5      2.59      291,408     16.6      16.6      0.66    1.21    7.36    N    02/27/98
LISB       33.6    259.5       261.9       23.8      1.00    6,072,524      9.2       9.1      1.79    0.71    7.82    N    02/27/98
LOGN       16.4    123.9       123.9       23.8      2.46       86,115     19.2      19.2      0.99    1.53    7.81    N    02/27/98
LONF       18.6    145.4       145.4       20.0      1.61       37,916     13.8      13.8      0.80    1.00    5.21    N    02/27/98
LSBI       17.8    136.9       136.9       12.5      1.42      206,584      8.6       8.6      1.59    0.72    8.16    N    02/27/98
LSBX        9.4    192.4       192.4       20.1      -         359,855     10.5      10.5      1.80    2.29   25.38    N    02/27/98
LVSB       29.4    194.7       230.2       20.8      0.48      517,974     10.7       9.2      0.88    0.89    8.44    N    02/27/98
LXMO       23.6    111.6       111.6       29.7      1.82       58,783     26.6      26.6      0.70    1.23    4.21    N    02/27/98
MAFB       15.9    212.3       240.9       16.2      0.75    3,457,664      7.6       6.8      2.35    1.13   14.48    N    02/27/98
MARN       17.8    120.6       123.3       25.1      3.26      191,854     20.8      20.4      1.52    1.58    7.09    N    02/27/98
MASB       19.3    169.9       172.4       19.1      2.03      925,403     11.2      11.1      2.56    1.03    9.73    N    02/27/98
MBB        31.1    155.7       292.1       12.8      1.72      773,991      9.8       6.2      1.12    0.54    6.17    N    02/27/98
MBLF       20.8    126.0       126.0       16.0      1.42      223,558     12.7      12.7      1.35    0.82    6.41    N    02/27/98
MBSP       28.3    109.3       109.3       43.8      2.35       36,103     40.1      40.1      0.60    1.51    3.62    N    02/27/98
MCBN       20.8    173.6       173.6       14.5      1.36       62,632      8.3       8.3      1.84    0.71    8.34    N    02/27/98
MDBK       19.1    196.3       208.6       17.6      1.82    1,135,572      8.9       8.5      2.30    1.01   11.38    N    02/27/98
MECH       10.8    159.2       159.2       15.8      -         892,371      9.9       9.9      2.46    1.57   15.80    N    02/27/98
METF       21.8    323.3       351.7       12.8      -         924,985      4.0       3.7      0.77    0.65   16.43    N    02/27/98
MFBC       22.9    131.0       131.0       16.6      1.26      264,097     12.7      12.7      1.18    0.82    5.99    N    02/27/98
MFFC       28.4    130.0       130.0       16.5      3.78      218,826     11.8      11.8      0.56    0.62    4.67    N    02/27/98
MFLR       19.1    187.8       190.7       18.3      2.98      131,908      9.8       9.6      1.41    1.00   10.40    N    02/27/98
MIFC       15.8    170.4       170.6       16.0      0.63      135,345      9.4       9.4      0.80    1.10   11.83    N    02/27/98
MIVI       19.6    109.1       109.1       19.8      1.74       68,619     18.2      18.2      0.94    1.06    6.27    N    02/27/98
MSBF       20.5    163.4       163.4       27.5      1.74       77,444     16.9      16.9      0.84    1.40    8.16    N    02/27/98
MWBI       16.8    162.5       162.5       11.8      1.41      147,724      7.2       7.2      1.01    0.77   11.14    N    02/27/98
MWBX       14.9    249.4       249.4       18.3      1.52      608,941      7.4       7.4      0.53    1.32   17.83    N    02/27/98
NASB       15.2    239.0       246.1       20.3      1.50      734,091      8.5       8.3      4.39    1.36   17.29    N    02/27/98
NBN        28.7    189.9       215.0       13.2      1.17      265,442      7.7       7.0      0.63    0.61    7.89    N    02/27/98
NEIB       18.4    143.5       143.5       20.6      1.53      190,319     14.4      14.4      1.21    1.20    7.78    N    02/27/98
NHTB       25.3    164.0       191.0       12.8      3.04      319,338      7.8       6.8      0.78    0.59    7.89    N    02/27/98
NMSB       20.3    156.6       156.6       14.6      2.39      355,526      9.3       9.3      0.66    0.87    8.55    N    02/27/98
NSLB       27.2    104.6       105.4       20.7      2.88       59,817     19.8      19.7      0.64    0.74    3.63    N    02/27/98
NWEQ       17.1    150.1       150.1       18.7      2.70       99,558     11.6      11.6      1.30    1.02    8.78    N    02/27/98
OCFC       21.5    127.6       127.6       19.4      2.27    1,489,220     15.2      15.2      1.64    1.00    5.71    N    02/27/98
OFCP       23.2    205.3       252.4       17.7      1.36      885,817      8.6       7.1      1.27    0.83    9.47    N    02/27/98
OHSL       23.6    170.1       170.1       19.1      2.40      238,905     10.9      10.9      1.56    0.84    7.55    N    02/27/98

Source: SNL & F&C calculations                9

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                  Tangible
         Price/  Current     Current           Current       Total    Equity/      Equity/      Core   Core   Core
            LTM   Price/    Price/ T  Price/  Dividend      Assets     Assets     T Assets       EPS   ROAA   ROAE  Merger  Current
       Core EPS   Book V      Book V  Assets     Yield       ($000)       (%)          (%)       ($)    (%)    (%)  Target? Pricing
Ticker      (x)      (%)         (%)     (%)       (%)         MRQ        MRQ          MRQ       LTM    LTM    LTM   (Y/N)     Date
PBCI       16.1    156.7       157.7    20.2      4.19      376,714      12.9         12.8      1.66    1.31   9.87    N    02/27/98
PBKB       32.0    244.3       254.0     9.7      2.15      762,910       4.0          3.8      0.70    0.40   7.94    N    02/27/98
PCBC       20.6    120.8       120.8    23.3      1.68       85,030      19.2         19.2      1.16    1.08   5.72    N    02/27/98
PDB        19.0    138.7       138.7    22.5      3.77      130,167      16.2         16.2      0.56    1.22   7.26    N    02/27/98
PEEK       25.4    114.3       114.3    28.9      2.12      184,215      25.2         25.2      0.67    1.09   4.23    N    02/27/98
PERM       24.6    142.7       144.4    14.8      1.49      419,819      10.0          9.9      1.20    0.61   6.49    N    02/27/98
PFDC       17.8    167.9       167.9    25.6      1.98      294,291      15.3         15.3      1.25    1.49   9.78    N    02/27/98
PFED       28.9    113.3       113.3    24.7      -         176,957      21.8         21.8      0.65    0.85   3.75    N    02/27/98
PFFB       25.2    129.6       130.9    12.6      -       2,765,855       9.7          9.6      0.77    0.52   5.02    N    02/27/98
PFFC       33.7    150.3       150.3    28.4      3.03       82,464      18.9         18.9      0.49    0.78   3.22    N    02/27/98
PFNC       24.5    273.1       325.1    13.9      0.71      493,406       5.1          4.3      0.69    0.70  13.37    N    02/27/98
PFSB       16.6    161.7       188.7    12.2      0.75    1,475,509       7.0          6.0      1.12    0.81  10.98    N    02/27/98
PFSL       31.1    291.5       291.5    18.5      2.04      389,405       6.4          6.4      1.42    0.62   9.72    N    02/27/98
PHBK       18.3    271.8       361.8    19.0      1.89    6,795,337       7.0          5.4      2.54    1.25  16.13    N    02/27/98
PHFC       17.9    141.8       143.5    11.7      1.35      299,669       8.2          8.1      0.99    0.71   6.51    N    02/27/98
PRBC       21.3    112.0       112.0    12.2      1.05      143,263      10.9         10.9      0.90    0.57   5.03    N    02/27/98
PTRS       16.5    169.5       169.5    14.9      1.05      122,716       8.8          8.8      1.15    0.96  10.72    N    02/27/98
PULS       14.8    183.4       183.4    15.0      3.05      539,322       8.2          8.2      1.77    1.08  13.56    N    02/27/98
PVFC       13.3    212.0       212.0    15.4      -         396,214       7.3          7.3      1.73    1.29  18.16    N    02/27/98
PVSA       15.7    201.1       202.2    15.9      1.64    1,019,143       7.9          7.9      2.02    1.07  14.71    N    02/27/98
PWBC       18.4    147.6       166.0    12.4      1.88      822,350       8.4          7.5      1.04    0.66   8.61    N    02/27/98
PWBK       25.6    131.3       131.3    25.7      1.64       47,211      18.0         18.0      0.86    0.98   5.28    N    02/27/98
QCBC       16.1    127.2       127.2    11.0      -         852,154       8.6          8.6      1.24    0.70   8.08    N    02/27/98
QCFB       13.4    140.4       140.4    24.7      -         152,668      17.6         17.6      2.04    1.62   9.27    N    02/27/98
QCSB       28.2    299.8       299.8    39.0      2.01    1,541,049      11.2         11.2      1.41    1.55  11.55    N    02/27/98
RARB       17.4    203.7       206.6    15.4      2.26      408,308       7.6          7.5      1.52    1.01  12.93    N    02/27/98
RELY       19.1    178.2       261.6    15.3      1.80    2,243,100       8.6          6.0      1.86    0.85  10.31    N    02/27/98
ROSE       18.8    226.8       226.8    15.1      2.06    3,843,056       6.3          6.3      1.75    0.87  14.16    N    02/27/98
SCBS       20.7    145.2       145.2    28.9      1.67       70,893      19.9         19.9      0.87    1.20   5.66    N    02/27/98
SCCB       30.7    134.5       134.5    27.8      2.98       45,092      20.7         20.7      0.70    1.00   3.95    N    02/27/98
SFED       23.9    121.3       121.3    14.9      1.49      174,428      12.3         12.3      0.90    0.61   4.87    N    02/27/98
SFFC       19.8    141.9       141.9    25.1      1.40       88,608      17.7         17.7      0.72    1.27   7.21    N    02/27/98
SFIN       17.9    158.7       158.9    14.9      1.93      703,112       9.4          9.4      1.27    0.81   8.46    N    02/27/98
SFSL       20.6    262.5       266.7    24.6      1.46      677,876       9.4          9.2      1.07    1.37  14.78    N    02/27/98
SISB       17.9    207.1       207.1    15.1      1.70    1,733,618       7.2          7.2      2.10    0.87  12.13    N    02/27/98
SKAN       17.6    155.5       159.8    10.7      1.46      256,101       6.9          6.7      1.09    0.66   9.47    N    02/27/98
SMBC       24.2    136.0       136.0    22.0      2.25      163,297      16.2         16.2      0.92    0.90   5.61    N    02/27/98
SOBI       31.1    115.5       115.5    17.9      1.56       87,553      14.4         14.4      0.66    0.61   3.95    N    02/27/98
SOPN       18.9    127.6       127.6    29.1      3.73      300,816      22.8         22.8      1.25    1.75   7.43    N    02/27/98
SPBC       18.8    216.9       217.4    19.9      1.51    4,557,336       9.2          9.2      1.41    1.09  12.25    N    02/27/98
SSB        15.6    131.0       131.0    31.5      1.98       61,473      24.1         24.1      0.65    1.65   5.17    N    02/27/98
SSFC       28.3    165.6       165.6    26.6      3.08      228,491      14.9         14.9      0.46    0.83   3.32    N    02/27/98
SSM        23.0    125.2       125.2    37.0      2.20      104,773      29.6         29.6      0.89    1.56   4.57    N    02/27/98
STFR       19.4    175.9       197.3    14.3      1.29    1,597,648       8.3          7.4      2.24    0.75   9.18    N    02/27/98
STSA       21.2    177.5       192.1     9.7      -       1,876,250       5.5          5.1      1.14    0.51   9.51    N    02/27/98
SVRN       21.3    254.6       306.6    12.6      0.41   14,336,283       5.4          4.7      0.91    0.69  12.55    N    02/27/98
SZB        26.5    135.7       135.7    13.1      2.70      165,388       9.7          9.7      0.84    0.67   5.08    N    02/27/98
THR        23.3    147.6       148.1    19.9      1.87       97,487      13.5         13.4      1.01    0.84   6.12    N    02/27/98
THRD       24.5    149.8       179.4    13.9      1.85      597,047       8.4          7.1      1.06    0.66   6.28    N    02/27/98
TPNZ       26.8    128.8       128.8    21.9      1.49      126,470      17.0         17.0      0.70    0.80   4.65    N    02/27/98
TRIC       18.2    118.2       118.2    18.2      2.86       89,999      15.4         15.4      0.77    1.05   6.89    N    02/27/98
TSH        18.4    131.3       131.3    17.8      2.37      408,591      13.5         13.5      1.15    0.94   6.97    N    02/27/98
TWIN       24.2    133.4       133.4    17.3      2.76      106,932      12.9         12.9      0.60    0.72   5.59    N    02/27/98
UBMT       22.1    133.4       133.4    32.0      3.70      103,082      24.0         24.0      1.22    1.40   6.04    N    02/27/98
VABF       29.5    206.9       206.9    14.8      1.33      605,486       7.2          7.2      0.61    0.49   7.24    N    02/27/98
WAMU       21.3    322.7       346.5    17.8      1.73   97,068,825       5.5          5.1      3.15    0.87  15.29    N    02/27/98
WBST       18.2    229.6       263.2    12.5      1.25    7,019,621       5.4          4.8      3.53    0.77  14.06    N    02/27/98
WCBI       17.8    147.1       147.1    22.6      2.35      315,944      15.4         15.4      1.63    1.41   9.14    N    02/27/98
WCFB       31.5    194.9       194.9    45.6      3.90       94,482      23.4         23.4      0.65    1.42   6.09    N    02/27/98
WEFC       16.7    124.8       124.8    18.4      2.54      201,436      14.7         14.7      1.13    1.06   7.48    N    02/27/98
WEHO       28.4    139.2       139.2    31.2      2.44      134,259      22.5         22.5      0.52    1.04   3.51    N    02/27/98
WFI        18.7    221.0       225.1    16.3      1.86      329,897       7.4          7.3      1.44    0.91  12.63    N    02/27/98
WFSL       13.7    196.1       212.7    25.3      3.16    5,713,308      12.9         12.0      2.02    1.87  15.35    N    02/27/98
WHGB       33.0    129.0       129.0    25.4      1.73      101,331      19.7         19.7      0.56    0.77   3.66    N    02/27/98
WOFC       33.4    114.3       122.5    15.9      3.74      397,425      13.9         13.1      0.80    0.43   3.16    N    02/27/98

Source: SNL & F&C calculations         10

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                  Tangible
           Price/  Current   Current            Current         Total  Equity/     Equity/   Core    Core    Core
              LTM   Price/  Price/ T  Price/   Dividend        Assets   Assets    T Assets    EPS    ROAA    ROAE   Merger  Current
         Core EPS   Book V    Book V  Assets      Yield        ($000)      (%)         (%)    ($)     (%)     (%)  Target?  Pricing
Ticker        (x)      (%)       (%)     (%)        (%)           MRQ      MRQ         MRQ    LTM     LTM     LTM   (Y/N)      Date
WRNB         15.8    218.6     218.6    23.6        2.26      370,993     10.8        10.8    1.46    1.61   15.53    N     02/27/98
WSB          29.2    170.6     170.6    14.5        1.14      264,904      8.5         8.5    0.30    0.52    6.25    N     02/27/98
WSFS         16.3    298.1     299.9    17.1         -      1,515,217      5.7         5.7    1.27    1.10   20.00    N     02/27/98
WSTR         20.0    134.7     165.7    14.0        1.85    1,035,096     10.4         8.6    1.30    0.76    6.94    N     02/27/98
WVFC         17.9    214.1     214.1    22.8        3.16      292,022     10.7        10.7    2.12    1.31   11.03    N     02/27/98
WYNE         22.7    148.6     148.6    18.5        0.82      267,285     12.4        12.4    1.08    0.86    6.01    N     02/27/98
YFCB         17.5    125.7     125.7    17.0        1.50      331,802     13.5        13.5    1.07    1.04    7.00    N     02/27/98
YFED         25.0    215.4     215.4    19.1        2.04    1,182,276      8.9         8.9    1.02    0.80    9.36    N     02/27/98

Maximum      34.2    348.3     400.5    45.6        4.92   97,068,825     40.1        40.1    6.04    3.97   44.97
Minimum       3.4     86.3      86.3     5.4         -         36,103      3.6         3.1    0.29    0.31    2.75
Average      21.3    173.6     181.7    19.1        1.68    1,765,084     11.9        11.7    1.31    0.99    9.37
Median       20.6    159.7     165.7    17.8        1.63      357,691     10.1         9.9    1.12    0.94    8.28

Source: SNL & F&C calculations              11

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------


                       NPAs/    Price/    Core     Core      Core
                      Assets     Core      EPS     ROAA      ROAE
                         (%)      EPS      ($)      (%)       (%)
Ticker                   MRQ      (x)      MRQ      MRQ       MRQ

AABC                    1.58      2.6     1.05     4.90     60.86
ABBK                    0.17     22.8     0.23     0.71     10.20
ABCL                    0.27     22.2     0.31     0.79      8.16
ABCW                    0.97     20.7     0.52     1.03     15.64
AFED                    0.30     20.4     0.24     0.78      6.19
AHM                     1.73     17.9     0.87     0.83     16.27
ALBC                    0.12     22.4     0.12     0.53      6.17
ALBK                    0.70     11.1     1.10     1.55     17.41
AMFC                      NA     26.8     0.16     0.57      3.95
ANA                     0.50     20.5     0.27     0.96      5.57
ANDB                    0.62     15.8     0.63     1.03     12.95
ANE                     1.56     38.2     0.13     0.37      5.12
ASBI                    0.49     18.3     0.28     0.92      8.34
ASBP                      NA     21.5     0.16     0.89      5.73
ASFC                    0.52     20.5     0.68     0.75      8.66
BANC                    1.07     33.8     0.10     0.44      7.34
BDJI                    0.03     20.0     0.26     0.75      7.17
BFD                     0.18     21.3     0.26     0.61      7.06
BFSB                       -     21.6     0.33     1.10      7.72
BKC                     2.11     18.2     0.69     1.05     12.47
BKCT                    0.91     19.3     0.24     1.20     11.38
BKUNA                   0.37     52.5     0.07     0.21      3.72
BNKU                    0.68     19.0     0.62     0.66     13.15
BPLS                    1.66     14.8     0.25     0.46     10.94
BVCC                    0.51     24.8     0.35     0.58     10.33
BYFC                    1.62    159.4     0.02     0.09      0.88
CAFI                    0.29     24.4     0.26     0.66      6.90
CASB                    0.35     20.4     0.19     0.65      9.49
CASH                    0.74     17.3     0.33     0.90      8.36
CATB                    0.35     20.9     0.22     1.31      5.30
CBCI                    1.64     12.3     0.76     2.16     13.24
CBES                    0.54     39.8     0.16     0.56      3.42
CBSA                    0.71     14.5     0.54     0.38     10.86
CEBK                    0.42     23.5     0.34     0.73      7.40
CENB                    0.58     25.2     0.93     1.38      4.56
CFB                     0.84     17.0     0.52     0.94     15.15
CFCP                    0.59     21.8     0.25     0.94     15.05
CFFC                    0.56     29.6     0.26     0.74      5.47
CFNC                    0.10     24.7     0.18     1.11      4.88
CFSB                    0.10     23.1     0.32     1.18     15.09
CFTP                    0.49     31.2     0.15     1.19      4.43
CIBI                    0.65     17.3     0.25     0.89      7.64
CKFB                    0.10     18.8     0.26     1.39      6.13
CLAS                    0.34     20.5     0.23     0.83      5.55
CMRN                    0.38     22.7     0.22     0.99      4.64
CMSB                    0.42     30.0     0.17     0.45      4.88
CNIT                    0.45     18.8     0.95     0.91     12.75
COFI                    0.30     19.9     0.76     0.96     13.56
COOP                    0.07     29.8     0.17     0.61      7.90
CRZY                    0.18     19.6     0.21     1.27      5.36
CVAL                    0.55     22.1     0.36     0.96     11.03
DCBI                    0.35     27.6     0.22     1.48      5.56
DIBK                    0.29      9.4     0.83     1.88     23.11
DIME                    0.53     27.3     0.23     0.78      6.08
DME                     1.06     34.7     0.22     0.49      8.31
DNFC                    0.29     19.3     0.34     0.70     13.21
DSL                     0.89     14.1     0.52     0.94     12.99
EBSI                    1.18     17.1     0.30     0.81      9.69
EFBI                       -     34.8     0.24     0.70      6.28
EMLD                      NA     20.5     0.27     0.97     12.19
EQSB                    0.38     17.7     0.43     0.70     13.55
ESBK                    0.63     30.1     0.24     0.30      4.80
ETFS                    0.33     38.8     0.14     0.44      2.48
FBBC                    0.09     15.1     0.31     1.08     10.01
FBCI                      NA     18.0     0.34     0.78      7.54

Source: SNL & F&C calculations    12

FERGUSON & COMPANY           Exhibit V - Selected Publicly Held Thrifts
------------------



                       NPAs/   Price/       Core        Core      Core
                      Assets     Core        EPS        ROAA      ROAE
                         (%)      EPS        ($)         (%)       (%)
Ticker                   MRQ      (x)        MRQ         MRQ       MRQ

FBCV                    1.23     19.0       0.33        0.55      6.29
FBER                    0.84     27.4       0.18        0.69      4.94
FBHC                    0.47     37.3       0.14        0.37      5.83
FBSI                    0.04     18.5       0.23        1.23      8.80
FCBF                    0.26     18.6       0.42        1.22      8.75
FCME                    1.59     19.2       0.19        0.70      7.36
FDEF                    0.33     34.7       0.11        0.64      3.37
FED                     0.96     17.4       0.58        0.60     11.48
FESX                    0.54     19.7       0.30        0.79     10.45
FFBA                    0.15     20.4       0.31        1.30      9.77
FFBH                    0.96     22.4       0.29        0.97      6.49
FFBI                    0.32     26.4       0.22        0.43      4.89
FFBZ                    0.57     28.8       0.20        0.69      9.02
FFCH                    1.35     23.9       0.55        0.87     13.66
FFDB                      NA     17.7       0.34        0.93      9.63
FFDF                    0.05     39.1       0.12        0.73      3.00
FFED                    0.30     24.4       0.10        0.58      8.19
FFES                    0.25     16.6       0.58        0.65      9.77
FFFD                      NA     18.1       0.29        1.71      7.49
FFHH                    0.22     19.4       0.26        0.74      6.74
FFHS                    0.33     22.5       0.30        0.64      7.21
FFIC                    0.27     21.3       0.30        0.85      6.37
FFKY                    0.07     15.7       0.35        1.51     11.01
FFLC                    0.19     19.4       0.25        0.97      7.40
FFOH                    0.18     21.4       0.21        0.86      6.84
FFPB                    0.52     36.4       0.26        0.30      4.74
FFSL                    0.89     20.5       0.18        0.64      6.25
FFSX                    0.14     28.8       0.27        0.70      7.82
FFWC                    0.31     14.0       0.33        0.99     10.25
FFWD                    0.02     30.6       0.18        1.21      9.56
FFYF                    0.62     17.5       0.49        1.25      9.14
FGHC                    1.64     16.7       0.15        1.12     13.49
FIBC                    1.89     15.5       0.42        0.94     10.31
FISB                    1.38     26.1       0.28        0.94      9.72
FKFS                    1.15     17.5       0.25        0.64      9.65
FKKY                     -       16.9       0.24        1.14      6.25
FLAG                    3.92     25.8       0.20        0.69      7.75
FLFC                    1.00     21.5       0.35        0.87     11.61
FLGS                    3.04     12.6       0.45        1.41     21.01
FLKY                    2.28     31.5       0.12        0.99      3.17
FMCO                    1.15     15.4       0.57        0.99     15.00
FMSB                     -       16.4       0.28        1.06     15.58
FNGB                    0.09     19.1       0.17        0.91      8.19
FSBI                    0.15     17.6       0.41        0.68     10.02
FSTC                    1.12     19.5       0.41        1.41     14.00
FTF                     0.07     17.2       0.41        1.58     10.33
FTFC                    0.32     23.4       0.34        0.86     12.50
FTSB                    2.04     18.5       0.21        1.24      7.75
FWWB                    0.19     20.6       0.31        1.06      7.79
GAF                     0.22     17.5       0.28        1.01      6.92
GDW                     1.07     14.0       1.60        0.94     13.98
GFCO                    0.06     19.0       0.27        0.87      9.29
GPT                     2.90     19.1       0.97        1.11     11.68
GSBC                    1.84     16.4       0.39        1.72     20.10
GSFC                    0.07     27.0       0.17        1.54      4.37
GUPB                    0.24     17.0       0.30        0.82      6.50
HALL                    0.09     16.7       0.24        0.68      9.10
HARB                    0.51     24.5       0.72        1.28     14.72
HARL                     -       15.6       0.48        0.95     14.11
HAVN                    0.66     18.0       0.34        0.63     10.79
HBBI                    0.67     25.7       0.22        0.61      4.32
HBFW                     -       30.3       0.27        0.73      5.92
HBNK                    1.94     13.0       0.69        1.26     16.43
HBS                     0.67      8.3       0.66        2.18     15.52
HFFB                     -       20.9       0.20        1.32      4.89



Source: SNL & F&C calculations          13

FERGUSON & COMPANY                   Exhibit V - Selected Publicly Held Thrifts
------------------

                       NPAs/   Price/       Core        Core      Core
                      Assets     Core        EPS        ROAA      ROAE
                         (%)      EPS        ($)         (%)       (%)
Ticker                   MRQ      (x)        MRQ         MRQ       MRQ

HFFC                    0.33     13.7       0.53        1.09     11.42
HFNC                    0.79     31.0       0.11        0.82      4.43
HFSA                    0.19     18.8       0.25        0.67      5.91
HHFC                    0.03     26.8       0.14        0.51      4.64
HIFS                    0.77     16.2       0.51        1.25     12.77
HMNF                      NA     31.5       0.23        0.60      4.36
HOMF                    0.55     20.2       0.39        1.23     14.16
HPBC                       -     14.7       0.45        1.62     15.37
HRBF                    0.53     28.6       0.21        0.64      4.92
HRZB                      NA     15.4       0.29        1.66     10.24
HTHR                    8.06     10.5       0.47        1.46     24.29
HWEN                    1.63     37.5       0.06        0.43      2.51
HZFS                    0.96     20.1       0.18        0.72      7.12
IBSF                    0.11     31.7       0.14        0.84      4.78
INBI                    0.23     16.5       0.28        1.53      9.11
IPSW                    0.95     18.8       0.19        0.92     17.15
ITLA                      NA     12.0       0.42        1.41     13.75
IWBK                    0.69     21.2       0.49        0.80     12.33
JSB                     1.02     21.0       0.64        1.74      7.59
JSBA                    0.67     29.4       0.23        0.70      7.92
JXVL                    0.70     16.0       0.32        1.33      9.18
KFBI                    0.02     25.6       0.22        0.88      5.84
KNK                     0.89     17.6       0.48        0.83      7.51
KSBK                      NA     14.2       0.34        1.07     14.32
KYF                     0.04     21.7       0.16        0.94      5.55
LARK                    0.15     16.7       0.33        0.97      6.87
LARL                    0.42     17.7       0.31        1.37     12.98
LFBI                    0.90     27.8       0.18        0.57      4.75
LFCO                      NA      4.9       0.81        6.33     42.71
LFED                    0.03     33.8       0.16        1.14      6.83
LISB                    0.89     33.4       0.45        0.69      7.61
LOGN                    0.62     13.5       0.30        1.71      8.96
LONF                    0.20     15.5       0.24        1.23      7.30
LSBI                      NA     16.4       0.43        0.76      8.79
LSBX                    0.52      5.1       0.83        4.28     44.00
LVSB                    1.14     24.9       0.26        1.00      8.70
LXMO                    0.67     24.3       0.17        1.09      3.97
MAFB                    0.26     16.3       0.57        1.05     13.71
MARN                    1.43     24.1       0.28        1.08      5.07
MASB                    0.19     19.3       0.64        1.02      9.29
MBB                       NA     28.1       0.31        0.60      6.81
MBLF                    0.48     20.1       0.35        0.83      6.54
MBSP                    1.77     32.7       0.13        1.20      3.02
MCBN                    0.85     19.5       0.49        0.75      8.84
MDBK                    0.16     17.1       0.64        1.08     12.07
MECH                    0.58     19.0       0.35        0.86      8.47
METF                    0.52     16.8       0.25        0.75     19.14
MFBC                       -     23.3       0.29        0.76      5.82
MFFC                    0.09     30.5       0.13        0.54      4.49
MFLR                    0.65     18.2       0.37        1.02     10.56
MIFC                    0.21     15.8       0.20        1.07     11.37
MIVI                    0.43     19.1       0.24        1.06      6.30
MSBF                    0.02     20.5       0.21        1.36      8.16
MWBI                    0.73     16.4       0.26        0.76     10.83
MWBX                    0.58     15.2       0.13        1.26     17.10
NASB                    3.07     13.4       1.24        1.51     18.27
NBN                     1.03     22.6       0.20        0.73      9.55
NEIB                    0.17     16.9       0.33        1.28      8.66
NHTB                    0.87     27.4       0.18        0.52      6.91
NMSB                    0.78     16.7       0.20        1.01      9.94
NSLB                    0.03     31.0       0.14        0.46      2.31
NWEQ                    1.33     15.9       0.35        1.10      9.45
OCFC                    0.52     19.6       0.45        0.97      6.37
OFCP                    0.27     22.4       0.33        0.86     10.02
OHSL                    0.03     27.0       0.34        0.70      6.43

Source: SNL & F&C calculations         14

FERGUSON & COMPANY                    Exhibit V - Selected Publicly Held Thrifts
------------------


                       NPAs/   Price/       Core        Core      Core
                      Assets     Core        EPS        ROAA      ROAE
                         (%)      EPS        ($)         (%)       (%)
Ticker                   MRQ      (x)        MRQ         MRQ       MRQ

PBCI                    1.70     17.6       0.38        1.15      8.88
PBKB                    0.57     35.0       0.16        0.28      6.89
PCBC                    0.01     23.0       0.26        0.95      4.94
PDB                     1.13     20.4       0.13        1.13      6.88
PEEK                    0.77     26.6       0.16        1.01      3.92
PERM                    0.70     23.8       0.31        0.63      6.47
PFDC                    0.25     18.5       0.30        1.40      9.21
PFED                    0.23     58.6       0.08        0.41      1.84
PFFB                    1.38     20.2       0.24        0.61      6.14
PFFC                    0.04     45.8       0.09        0.59      3.16
PFNC                    0.50     26.4       0.16        0.64     12.09
PFSB                    0.55     16.6       0.28        0.76     10.60
PFSL                    0.13     33.5       0.33        0.58      9.16
PHBK                    0.75     16.4       0.71        1.24     17.38
PHFC                    1.68     17.1       0.26        0.67      6.86
PRBC                    0.43     29.9       0.16        0.39      3.35
PTRS                    0.44     19.0       0.25        0.80      8.90
PULS                    0.85     15.6       0.42        1.02     12.69
PVFC                    0.96     12.8       0.45        1.26     17.48
PVSA                    0.36     15.3       0.52        1.08     14.56
PWBC                    0.68     18.4       0.26        0.69      8.33
PWBK                    0.74     34.4       0.16        0.70      3.85
QCBC                    1.33     15.2       0.33        0.72      8.44
QCFB                    0.39     12.0       0.57        1.68      9.90
QCSB                    0.53     26.2       0.38        1.46     12.78
RARB                    0.23     17.0       0.39        0.97     12.93
RELY                    0.54     18.1       0.49        0.87     10.30
ROSE                    0.48     17.5       0.47        0.89     14.35
SCBS                    2.17     20.5       0.22        1.22      6.05
SCCB                    1.53     44.8       0.12        0.62      2.61
SFED                    0.82     23.4       0.23        0.56      4.63
SFFC                    1.74     19.8       0.18        1.24      7.05
SFIN                    0.33     17.2       0.33        0.81      8.62
SFSL                    0.43     19.6       0.28        1.36     14.68
SISB                    0.44     15.4       0.61        0.93     13.02
SKAN                    1.89     18.4       0.26        0.61      8.63
SMBC                    0.88     26.5       0.21        0.83      5.09
SOBI                    0.26     30.2       0.17        0.59      4.06
SOPN                    0.20     18.5       0.32        1.74      7.61
SPBC                    0.17     18.4       0.36        1.07     11.87
SSB                        -     28.1       0.09        1.00      4.31
SSFC                    0.16       NM      (0.06)      (0.40)    (1.71)
SSM                        -     25.6       0.20        1.49      4.98
STFR                    0.21     20.9       0.52        0.66      8.30
STSA                    0.73     18.3       0.33        0.54     10.11
SVRN                    0.63     17.3       0.28        0.80     15.13
SZB                       NA     23.2       0.24        0.67      5.94
THR                     0.95     24.5       0.24        0.78      5.70
THRD                    0.29     24.1       0.27        0.61      7.45
TPNZ                    1.19     27.6       0.17        0.74      4.35
TRIC                       -     19.4       0.18        0.98      6.46
TSH                     0.38     18.9       0.28        0.90      6.66
TWIN                    0.08     19.1       0.19        0.90      6.97
UBMT                    0.35     20.5       0.33        1.53      6.52
VABF                    0.50     26.5       0.17        0.55      7.90
WAMU                      NA     18.7       0.90        0.95     17.13
WBST                    0.65     16.2       0.99        0.81     14.99
WCBI                    0.19     17.7       0.41        1.38      8.94
WCFB                    0.07     32.0       0.16        1.38      5.94
WEFC                      NA     16.9       0.28        1.04      7.22
WEHO                       -       NA         NA        0.97      3.60
WFI                     0.22     16.8       0.40        0.98     13.41
WFSL                    0.60     13.8       0.50        1.88     14.64
WHGB                    0.95     38.5       0.12        0.61      3.08
WOFC                    0.44     33.4       0.20        0.40      2.89

Source: SNL & F&C calculations         15

FERGUSON & COMPANY       Exhibit V-Selected Publicly Held Thrifts
------------------


                       NPAs/    Price/      Core        Core      Core
                      Assets     Core       EPS         ROAA      ROAE
                        (%)       EPS       ($)         (%)       (%)
Ticker                  MRQ       (x)       MRQ         MRQ       MRQ

WRNB                    0.83     16.4       0.35        1.53     14.19
WSB                      NA      36.5       0.06        0.39      4.59
WSFS                    1.23     17.3       0.30        1.00     17.34
WSTR                    0.29     18.1       0.36        0.80      7.53
WVFC                    0.20     16.4       0.58        1.44     11.95
WYNE                    0.89     24.5       0.25        0.76      5.57
YFCB                    0.49     18.0       0.26        0.92      6.63
YFED                    1.01     27.7       0.23        0.74      8.44

Maximum                 8.06    159.4       1.60       6.330    60.860
Minimum                  -        2.6      (0.06)     (0.400)   (1.710)
Average                 0.67     22.3       0.33       0.975     9.339
Median                  0.50     19.7       0.28       0.900     8.245


                                  EXHIBIT VI

FERGUSON & COMPANY
------------------

                   Exhibit VI - Comparative Group Selections

To search for a comparative group for Anson, we selected all thrifts from the entire U.S. with assets under $100 million that have sufficient trading volume to produce meaningful market information.
All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 49 thrifts in the asset size described above. We eliminated 38 and retained a group of 11. Normally, we consider 10 to 12 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) No PE for the last quarter or PE ratio for the last quarter greater than 35; 3) Tangible equity less than 20% of assets; 4) Merger agreement has been executed;
5) Loans over 90% of assets; and 6) Loans serviced greater than 40% of assets.

The group of 49 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have blocked the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A Mutual holding company.

B No core EPS for most recent quarter or PR ratio over 35.

C Tangible equity less than 20% of assets.

D Merger agreement has been executed.

E Loans greater than 90% of assets.

F Loans serviced exceeds 40% of assets.

FURGUSON & COMPANY           Exhibit VI.1 - Comparative Group Selection
------------------


                                                                       Deposit                           Current  Current    Price/
                                                                       Insurance                           Stock   Market       LTM
                                                                       Agency                              Price    Value  Core EPS
Ticker  Short Name                     City             State Region   (BIF/SAIF)   Exchange  IPO Date       ($)     ($M)       (x)
ALBC    Albion Banc Corp.              Albion           NY    MA       SAIF         NASDAQ    07/26/93     28.00     7.00      21.4
ATSB    AmTrust Capital Corp.          Peru             IN    MW       SAIF         NASDAQ    03/28/95     13.75     7.24      40.4
CIBI    Community Investors Bancorp    Bucyrus          OH    MW       SAIF         NASDAQ    02/07/95     16.38    14.78      15.6
CKFB    CKF Bancorp Inc.               Danville         KY    MW       SAIF         NASDAQ    01/04/95     18.50    16.71      19.7
CNSB    CNS Bancorp Inc.               Jefferson City   MO    MW       SAIF         NASDAQ    06/12/96     21.19    35.03      40.8
CRZY    Crazy Woman Creek Bancorp      Buffalo          WY    WE       SAIF         NASDAQ    03/29/96     15.44    14.74      20.9
CSBF    CSB Financial Group Inc.       Centralia        IL    MW       SAIF         NASDAQ    10/09/95     13.00    12.24      48.2
FCB     Falmouth Bancorp Inc.          Falmouth         MA    NE       BIF          AMSE      03/28/96     20.25    29.46      40.5
FFBI    First Financial Bancorp Inc.   Belvidere        IL    MW       SAIF         NASDAQ    10/04/93     20.25     8.41      22.3
FFDF    FFD Financial Corp.            Dover            OH    MW       SAIF         NASDAQ    04/03/96     18.75    27.09      30.2
FLKY    First Lancaster Bancshares     Lancaster        KY    MW       SAIF         NASDAQ    07/01/96     15.75    14.98      28.6
FTSB    Fort Thomas Financial Corp.    Fort Thomas      KY    MW       SAIF         NASDAQ    06/28/95     15.00    22.43      19.0
GFSB    GFS Bancorp Inc.               Grinnell         IA    MW       SAIF         NASDAQ    01/06/94     16.88    16.68      15.1
GWBC    Gateway Bancorp Inc.           Catlettsburg     KY    MW       SAIF         NASDAQ    01/18/95     19.63    21.23      33.3
HBBI    Home Building Bancorp          Washington       IN    MW       SAIF         NASDAQ    02/08/95     21.25     6.62      18.8
HCFC    Home City Financial Corp.      Springfield      OH    MW       SAIF         NASDAQ    12/30/96     17.38    15.72        NA
HHFC    Harvest Home Financial Corp.   Cheviot          OH    MW       SAIF         NASDAQ    10/10/94     14.75    13.49      27.8
HWEN    Home Financial Bancorp         Spencer          IN    MW       SAIF         NASDAQ    07/02/96     16.44     7.64      25.3
HZFS    Horizon Financial Svcs Corp.   Oskaloosa        IA    MW       SAIF         NASDAQ    06/30/94     11.63     9.89      18.5
INCB    Indiana Community Bank SB      Lebanon          IN    MW       SAIF         NASDAQ    12/15/94     20.50    18.90      39.4
JOAC    Joachim Bancorp Inc.           De Soto          MO    MW       SAIF         NASDAQ    12/28/95     15.00    10.84      39.5
KYF     Kentucky First Bancorp Inc.    Cynthiana        KY    MW       SAIF         AMSE      08/29/95     14.38    18.65      18.2
LOGN    Logansport Financial Corp.     Logansport       IN    MW       SAIF         NASDAQ    06/14/95     15.25    19.22      16.2
LONF    London Financial Corporation   London           OH    MW       SAIF         NASDAQ    04/01/96     15.75     8.11      20.7
LXMO    Lexington B&L Financial Corp.  Lexington        MO    MW       SAIF         NASDAQ    06/06/96     17.13    19.50      22.5
MBSP    Mitchell Bancorp Inc.          Spruce Pine      NC    SE       SAIF         NASDAQ    07/12/96     17.88    16.64      28.8
MCBN    Mid-Coast Bancorp Inc.         Waldoboro        ME    NE       SAIF         NASDAQ    11/02/89     28.75     6.70      15.6
MIVI    Mississippi View Holding Co.   Little Falls     MN    MW       SAIF         NASDAQ    03/24/95     17.50    12.95      18.4
MRKF    Market Financial Corp.         Mount Healthy    OH    MW       SAIF         NASDAQ    03/27/97     15.75    21.04        NA
MSBF    MSB Financial Inc.             Marshall         MI    MW       SAIF         NASDAQ    02/06/95     19.25    23.75      22.4
NSLB    NS&L Bancorp Inc.              Neosho           MO    MW       SAIF         NASDAQ    06/08/95     18.75    13.27      31.3
NWEQ    Northwest Equity Corp.         Amery            WI    MW       SAIF         NASDAQ    10/11/94     19.00    15.94      15.8
OSFS    Ohio State Financial Services  Bridgeport       OH    MW       SAIF         NASDAQ    09/29/97     15.12     9.59        NA
PCBC    Perry County Financial Corp.   Perryville       MO    MW       SAIF         NASDAQ    02/13/95     23.25    19.25      17.2
PFFC    Peoples Financial Corp.        Massillon        OH    MW       SAIF         NASDAQ    09/13/96     14.50    21.25        NA
PSFI    PS Financial Inc.              Chicago          IL    MW       SAIF         NASDAQ    11/27/96     18.00    37.33        NA
PWBK    Pennwood Bancorp Inc.          Pittsburgh       PA    MA       SAIF         NASDAQ    07/15/96     19.06    10.86      20.5
RELI    Reliance Bancshares Inc.       Milwaukee        WI    MW       SAIF         NASDAQ    04/19/96      9.00    22.25      36.0
SCBS    Southern Community Bancshares  Cullman          AL    SE       SAIF         NASDAQ    12/23/96     18.00    20.47        NA
SCCB    S. Carolina Community Bancshrs Winnsboro        SC    SE       SAIF         NASDAQ    07/07/94     23.00    16.07      29.5
SFFC    StateFed Financial Corp.       Des Moines       IA    MW       SAIF         NASDAQ    01/05/94     13.50    21.03      18.8
SHSB    SHS Bancorp Inc.               Pittsburgh       PA    MA       SAIF         NASDAQ    10/01/97     15.87    13.01        NA
SOBI    Sobieski Bancorp Inc.          South Bend       IN    MW       SAIF         NASDAQ    03/31/95     19.50    15.20      32.0
SSB     Scotland Bancorp Inc.          Laurinburg       NC    SE       SAIF         AMSE      04/01/96     10.25    19.61      13.9
SZB     SouthFirst Bancshares Inc.     Sylacauga        AL    SE       SAIF         AMSE      02/14/95     19.75    16.74     104.0
THR     Three Rivers Financial Corp.   Three Rivers     MI    MW       SAIF         AMSE      08/24/95     20.25    16.68      20.1
TRIC    Tri-County Bancorp Inc.        Torrington       WY    WE       SAIF         NASDAQ    09/30/93     27.50    16.05      17.9
USAB    USABancshares, Inc.            Philadelphia     PA    MA       BIF          NASDAQ          NA      8.50     6.23      32.7
WCFB    Webster City Federal SB (MHC)  Webster City     IA    MW       SAIF         NASDAQ    08/15/94     21.25    44.63      32.7

Maximum                                                                                                    28.00    35.03      48.2
Minimum                                                                                                    11.63     6.62      15.1
Average                                                                                                    17.29    15.86      26.8
Median                                                                                                     16.44    14.98      22.4


Source: SNL & F&C calculations

FERGUSON & COMPANY                     Exhibit VI.1-Comparative Group Selection
------------------


                                                                                       Tangible
                Price/   Current    Current             Current     Total    Equity/    Equity/
                  Core    Price/   Price/ T   Price/   Dividend    Assets     Assets   T Assets
                   EPS    Book V     Book V   Assets      Yield    ($000)        (%)        (%)
Ticker             (x)       (%)        (%)      (%)        (%)       MRQ        MRQ        MRQ
ALBC              18.9     115.5      115.5      9.9       1.14    70,810        8.6        8.6
ATSB              57.3      95.1       96.0     10.4       1.46    69,685       10.9       10.8
CIBI              14.6     135.4      135.4     15.9       1.95    94,328       11.8       11.8
CKFB              17.8     109.4      109.4     27.9       2.70    59,868       23.7       23.7
CNSB              40.8     147.8      147.8     36.0       1.13    97,411       24.3       24.3
CRZY              18.4     103.8      103.8     24.6       2.59    59,952       23.7       23.7
CSBF              54.2     100.1      106.0     25.1        -      48,844       25.0       24.0
FCB               46.0     131.5      131.5     31.4       0.99    93,915       23.9       23.9
FFBI              23.0     111.9      111.9     10.0        -      84,242        8.9        8.9
FFDF              27.6     126.2      126.2     30.7       1.60    88,220       24.3       24.3
FLKY              32.8     107.7      107.7     31.8       3.18    47,184       29.5       29.5
FTSB              16.3     142.1      142.1     22.9       1.67    97,843       16.1       16.1
GFSB              14.6     153.3      153.3     17.7       1.54    94,496       11.5       11.5
GWBC              61.3     121.5      121.5     33.7       2.04    62,609       27.7       27.7
HBBI              19.7     104.0      104.0     15.9       1.41    41,746       14.1       14.1
HCFC              15.0     114.3      114.3     22.4       2.07    70,110       19.6       19.6
HHFC              19.4     130.4      130.4     15.4       2.98    87,596       11.8       11.8
HWEN              29.4     105.3      105.3     18.5       1.22    41,309       17.6       17.6
HZFS              13.8     113.2      113.2     11.3       1.55    87,784       10.0       10.0
INCB              34.2     165.6      165.6     19.7       1.76    96,089       11.9       11.9
JOAC              41.7     109.8      109.8     30.9       3.33    35,073       28.1       28.1
KYF               17.1     127.3      127.3     21.3       3.48    88,089       16.7       16.7
LOGN              15.9     118.6      118.6     22.4       2.62    85,801       18.9       18.9
LONF              17.9     106.7      106.7     21.2       1.52    38,210       19.9       19.9
LXMO              19.5     116.3      116.3     32.9       1.75    59,236       28.3       28.3
MBSP              29.8     116.4      116.4     48.1       2.24    34,591       41.4       41.4
MCBN              14.4     126.9      126.9     10.9       1.81    61,473        8.6        8.6
MIVI              19.0     107.4      107.4     18.9       0.91    68,546       17.6       17.6
MRKF              26.3     105.8      105.8     37.5       1.78    56,121       35.5       35.5
MSBF              21.9     186.4      186.4     30.8       1.46    77,014       16.5       16.5
NSLB              24.7     113.6      113.6     22.2       2.67    59,711       19.6       19.6
NWEQ              14.8     130.8      130.8     16.4       2.95    96,954       11.7       11.7
OSFS                NA      91.8       91.8     24.9        -      38,559       27.1       27.1
PCBC              19.4     123.6      123.6     23.7       1.72    81,105       19.2       19.2
PFFC              25.9      91.9       91.9     25.0       3.45    86,486       27.2       27.2
PSFI              23.7     122.0      122.0     45.5       2.67    85,698       37.3       37.3
PWBK              19.9     124.3      124.3     22.8       1.68    47,645       18.3       18.3
RELI              32.1      98.0       98.0     47.3        -      46,987       48.3       48.3
SCBS              21.4     136.5      136.5     29.1       1.67    70,370       21.3       21.3
SCCB              31.9     132.6      132.6     35.2       2.61    45,619       26.6       26.6
SFFC              22.5     136.9      136.9     24.0       1.48    87,542       17.5       17.5
SHSB                NA        NA         NA       NA        -      88,460       13.3       13.3
SOBI              27.1     113.0      113.0     18.0       1.64    84,279       14.8       14.8
SSB               10.7     134.7      134.7     30.5       2.93    64,399       22.6       22.6
SZB               32.9     123.0      123.0     17.2       2.53    97,283       14.0       14.0
THR               18.8     128.6      129.1     17.7       1.98    94,216       13.8       13.7
TRIC              16.4     118.9      118.9     18.2       2.91    88,173       15.3       15.3
USAB              14.2     126.3      128.2      9.7        -      64,269        8.4        8.3
WCFB              33.2     202.0      202.0     47.2       3.77    94,481       23.4       23.4


Maximum           61.3     165.6      165.6     36.0       3.48    97,843       29.5       29.5
Minimum           13.8      95.1       96.0      9.9        -      35,073        8.6        8.6
Average           27.5     120.5      120.8     22.4       1.83    72,018       18.7       18.6
Median            19.5     115.5      115.5     22.4       1.67    70,810       18.9       18.9


                                      ROAA     ROAA      ROAE     ROAE
                     Core   Core    Before   Before    Before   Before
                      EPS    EPS     Extra    Extra     Extra    Extra
                      ($)    ($)       (%)      (%)       (%)      (%)
Ticker                LTM    MRQ       LTM      MRQ       LTM      MRQ
ALBC                 1.31   0.37      0.50     0.53      5.54     6.17
ATSB                 0.34   0.06      0.40     0.34      3.86     3.24
CIBI                 1.05   0.28      0.97     1.01      8.37     8.53
CKFB                 0.94   0.26      1.82     1.49      7.51     6.26
CNSB                 0.52   0.13      0.79     0.78      3.20     3.19
CRZY                 0.74   0.21      1.28     1.29      4.74     5.33
CSBF                 0.27   0.06      0.31     0.43      1.21     1.71
FCB                  0.50   0.11      0.83     0.75      3.41     3.09
FFBI                 0.91   0.22     (0.04)    0.56     (0.54)    6.40
FFDF                 0.62   0.17      1.93     1.02      7.83     4.17
FLKY                 0.55   0.12      1.24     0.99      3.64     3.17
FTSB                 0.79   0.23      1.22     1.33      7.18     8.25
GFSB                 1.12   0.29      1.27     1.28     11.01    11.13
GWBC                 0.59   0.08      0.94     0.53      3.60     1.94
HBBI                 1.13   0.27      0.75     0.73      5.76     5.35
HCFC                   NA   0.29      1.23     1.39      6.40     6.94
HHFC                 0.53   0.19      0.30     0.80      2.31     6.60
HWEN                 0.65   0.14      0.85     0.76      4.60     4.43
HZFS                 0.63   0.21      0.81     1.14      7.85    11.52
INCB                 0.52   0.15      0.53     0.59      4.30     4.91
JOAC                 0.38   0.09      0.79     0.75      2.72     2.68
KYF                  0.79   0.21      1.15     1.21      6.64     7.26
LOGN                 0.94   0.24      1.42     1.41      7.28     7.39
LONF                 0.76   0.22      1.03     1.34      4.96     6.77
LXMO                 0.76   0.22      1.02     1.52      3.45     5.43
MBSP                 0.62   0.15      1.62     1.44      3.79     3.50
MCBN                 1.84   0.50      0.76     0.82      8.73     9.90
MIVI                 0.95   0.23      1.07     1.07      6.04     5.86
MRKF                   NA   0.15      0.99     1.27      3.66     3.61
MSBF                 0.86   0.22      1.50     1.54      8.42     9.16
NSLB                 0.60   0.19      0.49     0.94      2.39     4.78
NWEQ                 1.20   0.32      1.03     1.06      8.75     9.23
OSFS                   NA     NA      0.98     0.88        NA     4.16
PCBC                 1.35   0.30      0.93     1.14      4.97     6.10
PFFC                   NA   0.14      0.59     0.92      2.31     3.39
PSFI                   NA   0.19      2.03     1.98      5.26     5.25
PWBK                 0.93   0.24      0.99     1.06      5.20     5.88
RELI                 0.25   0.07      1.32     1.36      2.58     2.72
SCBS                   NA   0.21      0.55     1.20        NA     5.55
SCCB                 0.78   0.18      1.15     1.03      4.37     3.95
SFFC                 0.72   0.15      1.28     1.03      7.20     5.86
SHSB                   NA     NA      0.45     0.66        NA       NA
SOBI                 0.61   0.18      0.62     0.60      3.88     4.00
SSB                  0.74   0.24      1.89     2.38      6.39     7.92
SZB                  0.19   0.15     (0.03)    0.52     (0.20)    3.73
THR                  1.01   0.27      0.90     0.95      6.48     6.98
TRIC                 1.54   0.42      1.05     0.96      7.13     6.34
USAB                 0.26   0.15      0.53     0.91      4.57     9.65
WCFB                 0.65   0.16      1.42     1.38      6.09     5.94


Maximum              1.31   0.37      1.93     1.52     11.01    11.52
Minimum              0.27   0.06     (0.04)    0.34     (0.54)    1.71
Average              0.72   0.19      0.93     0.96      5.07     5.67
Median               0.70   0.21      0.94     0.99      4.74     5.43


Source: SNL & F&C calculations         3

FERGUSON & COMPANY             Exhibit VI.1 - Comparative Group Selection
------------------

                                                                                             Loans        Loans
                                    NPAs/     Loans/  Loans/   Deposits/   Borrowings/    Serviced    Serviced/
             Merger      Current   Assets   Deposits  Assets      Assets        Assets  For Others       Assets
             Target?     Pricing      (%)        (%)     (%)         (%)           (%)       ($000)         (%)
Ticker        (Y/N)         Date      MRQ        MRQ     MRQ         MRQ           MRQ         MRQ          MRY   Reasons Excluded
                                                                                                                  ----------------
------------
ALBC            N       12/04/97     0.12       92.7    71.8        77.5          13.1      11,080          15.6  C
------------                                                                                             --------
ATSB            N       12/04/97     2.20      103.0    71.5        69.5          18.8      29,025          41.7  B, C, F
------------                                                                                             --------
CIBI            N       12/04/97     0.53      107.5    84.4        78.5           9.1         486           0.5  C
------------                                          -------
CKFB            N       12/04/97     0.70      129.5    92.3        71.3           3.7         -             -    E
------------                                          -------
CNSB            N       12/04/97     0.50       93.0    69.7        74.9           -        21,852          22.4  B, C, F
------------                                                                                                      -----------------
CRZY            N       12/04/97     0.38       98.1    48.3        49.2          26.2          77           0.1  Selected
------------                                                                                                      -----------------
CSBF            N       12/04/97     0.56       75.0    55.7        74.3           -           -             -    B
------------
FCB             N       12/04/97     0.07       72.8    54.4        74.7           0.8         444           0.5  B
------------                                                                                             --------
FFBI            N       12/04/97     0.32       83.4    67.2        80.5           9.7      52,602          62.4  C, F
------------                                                                                             --------
                                                                                                                  -----------------
FFDF            N       12/04/97       NA      103.1    67.0        64.9           9.4         -             -    Selected
                                                                                                                  -----------------
------------                                          -------
FLKY            N       12/04/97     2.28      190.5    90.7        47.6          21.0         -             -    E
------------                                          -------
FTSB            N       12/04/97     1.91      124.4    91.4        73.4           9.0         -             -    C, E
----------------------                                -------
GFSB            Y       12/04/97     0.98      130.7    85.4        65.3          21.6      33,665          35.6  C, D
----------------------
GWBC            Y       12/04/97     0.76       47.9    34.3        71.7           -           -             -    B, D
----------------------
HBBI            N       12/04/97     0.44       90.9    68.7        75.5           9.6         -             -    C
------------
HCFC            N       12/04/97     0.82      116.7    85.9        73.6           6.2       2,632           3.8  C
------------
HHFC            N       12/04/97     0.11       79.2    51.6        65.2          22.4         350           0.4  C
------------
HWEN            N       12/04/97     1.70      136.7    85.6        62.6          19.4         -             -    C
------------
HZFS            N       12/04/97     0.71       97.5    62.5        64.1          25.2       1,613           1.8  C
----------------------
INCB            Y       12/04/97       NA       87.8    76.7        87.3           -           770           0.8  C, D
----------------------
JOAC            N       12/04/97     0.20      100.4    70.4        70.2           -           -             -    B
------------
KYF             N       12/04/97     0.04       90.8    56.4        62.2          20.2         -             -    C
------------
LOGN            N       12/04/97     0.49       99.2    71.4        72.0           6.4         -             -    C
------------
LONF            N       12/04/97       NA       99.0    77.6        78.4           0.8          NA            NA  C
------------                                                                                                      -----------------
LXMO            N       12/04/97     0.48      107.9    76.7        71.1           -        21,106          35.6  Selected
                                                                                                                  -----------------
MBSP            N       12/04/97     2.25      151.1    83.8        55.4           -           -             -    Selected
------------                                                                                                      -----------------
MCBN            N       12/04/97     0.55      112.6    81.5        72.4          18.6       7,270          11.8  C
------------
MIVI            N       12/04/97       NA         NA      NA        80.5           -           -             -    C
------------                                                                                                      -----------------
MRKF            N       12/04/97       -        75.2    47.3        62.9           -           -             -    Selected
------------                                          -------                                                     -----------------
MSBF            N       12/04/97     0.02      169.0    92.0        54.4          27.6      32,757          42.5  C, E, F
------------                                          -------                                            --------
NSLB            N       12/04/97     0.02       75.6    55.7        73.7           5.0         -             -    C
------------
NWEQ            N       12/04/97     1.42      127.3    82.2        64.6          23.1      25,250          26.0  C
------------
OSFS            N       12/04/97     0.44       89.5    64.0        71.5           -           -             -    B
------------
PCBC            N       12/04/97     0.03       22.0    16.4        74.8           5.6         -             -    C
------------                                                                                                      -----------------
PFFC            N       12/04/97       -        84.6    60.5        71.4           -           -             -    Selected
                                                                                                                  -----------------
PSFI            N       12/04/97     0.68       86.2    41.6        48.2           9.9         -             -    Selected
------------                                                                                                      -----------------
PWBK            N       12/04/97     0.94       79.3    60.8        76.7           3.1         149           0.3  C
------------                                                                                                      -----------------
RELI            N       12/04/97       -       153.6    57.9        37.7          12.9         -             -    Selected
                                                                                                                  -----------------
SCBS            N       12/04/97     2.16       75.4    59.0        78.2           -           -             -    Selected
                                                                                                                  -----------------
SCCB            N       12/04/97     0.87      109.5    79.4        72.5           -           -             -    Selected
------------                                                                                                      -----------------
SFFC            N       12/04/97     2.19      130.2    77.8        59.8          21.7         -             -    C
------------
SHSB            N       12/04/97     1.42       89.4    65.6        73.5          12.1         476           0.5  B, C
------------
SOBI            N       12/04/97     0.13      110.7    76.8        69.4          15.4         -             -    C
                                                                                                                  -----------------
SSB             N       12/04/97       NA      108.3    72.5        67.0           8.5          NA            NA  Selected
------------                                                                                                      -----------------
SZB             N       12/04/97     0.53      114.8    73.8        64.3          19.0         -             -    C
------------
THR             N       12/04/97     0.87      105.2    68.0        64.6          19.9      12,581          13.4  C
------------
TRIC            N       12/04/97       -        83.3    44.7        53.7          29.9         163           0.2  C
------------
USAB            N       12/04/97     0.57       73.8    53.0        71.9          19.0         -             -    C
------------
WCFB            N       12/04/97     0.07       76.9    57.8        75.1           0.3         -             -    A
------------

Maximum                              2.28      190.5    92.3        87.3          26.2      52,602          62.4
Minimum                              0.04       47.9    34.3        47.6           -           -             -
Average                              0.74      102.3    70.7        70.2          10.1       7,321           9.2
Median                               0.52       99.0    71.4        71.7           9.1         214           0.3



Source: SNL & F&C calculations           4

FERGUSON & COMPANY          Exhibit VI.2 - Comparative Group Selected
------------------


                                                                              Deposit                           Current   Current
                                                                              Insurance                           Stock    Market
                                                                              Agency                              Price     Value
Ticker      Short Name                        City             State Region   (BIF/SAIF)   Exchange   IPO Date      ($)      ($M)
CRZY        Crazy Woman Creek Bancorp         Buffalo          WY    WE       SAIF         NASDAQ     03/29/96    15.44     14.74
FFDF        FFD Financial Corp.               Dover            OH    MW       SAIF         NASDAQ     04/03/96    18.75     27.09
LXMO        Lexington B&L Financial Corp.     Lexington        MO    MW       SAIF         NASDAQ     06/06/96    17.13     19.50
MBSP        Mitchell Bancorp Inc.             Spruce Pine      NC    SE       SAIF         NASDAQ     07/12/96    17.88     16.64
MRKF        Market Financial Corp.            Mount Healthy    OH    MW       SAIF         NASDAQ     03/27/97    15.75     21.04
PFFC        Peoples Financial Corp.           Massillon        OH    MW       SAIF         NASDAQ     09/13/96    14.50     21.25
PSFI        PS Financial Inc.                 Chicago          IL    MW       SAIF         NASDAQ     11/27/96    18.00     37.33
RELI        Reliance Bancshares Inc.          Milwaukee        WI    MW       SAIF         NASDAQ     04/19/96     9.00     22.25
SCBS        Southern Community Bancshares     Cullman          AL    SE       SAIF         NASDAQ     12/23/96    18.00     20.47
SCCB        S. Carolina Community Bancshrs    Winnsboro        SC    SE       SAIF         NASDAQ     07/07/94    23.00     16.07
SSB         Scotland Bancorp Inc.             Laurinburg       NC    SE       SAIF         AMSE       04/01/96    10.25     19.61

Maximum                                                                                                           18.75     27.09
Minimum                                                                                                           15.44     14.74
Average                                                                                                           17.10     20.44
Median                                                                                                            17.13     19.50


Source: SNL & F&C calculations           5

FERGUSON & COMPANY      Exhibit VI.2 - Comparative Group Selected
------------------



            Price/  Price/   Current   Current           Current    Total
               LTM    Core    Price/  Price/ T  Price/  Dividend   Assets
          Core EPS     EPS    Book V    Book V  Assets     Yield   ($000)
Ticker         (x)     (x)       (%)       (%)     (%)       (%)      MRQ

CRZY          20.9    18.4     103.8     103.8    24.6      2.59   59,952
FFDF          30.2    27.6     126.2     126.2    30.7      1.60   88,220
LXMO          22.5    19.5     116.3     116.3    32.9      1.75   59,236
MBSP          28.8    29.8     116.4     116.4    48.1      2.24   34,591
MRKF            NA    26.3     105.8     105.8    37.5      1.78   56,121
PFFC            NA    25.9      91.9      91.9    25.0      3.45   86,486
PSFI            NA    23.7     122.0     122.0    45.5      2.67   85,698
RELI          36.0    32.1      98.0      98.0    47.3       -     46,987
SCBS            NA    21.4     136.5     136.5    29.1      1.67   70,370
SCCB          29.5    31.9     132.6     132.6    35.2      2.61   45,619
SSB           13.9    10.7     134.7     134.7    30.5      2.93   64,399

Maximum       30.2    27.6     126.2     126.2    32.9      2.59   88,220
Minimum       20.9    18.4     103.8     103.8    24.6      1.60   59,236
Average       24.5    21.8     115.4     115.4    29.4      1.98   69,136
Median        22.5    19.5     116.3     116.3    30.7      1.75   59,952


                    Tangible                    ROAA    ROAA    ROAE    ROAE
            Equity/  Equity/    Core   Core   Before  Before  Before  Before
             Assets T Assets     EPS    EPS    Extra   Extra   Extra   Extra
                (%)      (%)     ($)    ($)      (%)     (%)     (%)     (%)
Ticker          MRQ      MRQ     LTM    MRQ      LTM     MRQ     LTM     MRQ

CRZY           23.7     23.7    0.74   0.21     1.28    1.29    4.74    5.33
FFDF           24.3     24.3    0.62   0.17     1.93    1.02    7.83    4.17
LXMO           28.3     28.3    0.76   0.22     1.02    1.52    3.45    5.43
MBSP           41.4     41.4    0.62   0.15     1.62    1.44    3.79    3.50
MRKF           35.5     35.5      NA   0.15     0.99    1.27    3.66    3.61
PFFC           27.2     27.2      NA   0.14     0.59    0.92    2.31    3.39
PSFI           37.3     37.3      NA   0.19     2.03    1.98    5.26    5.25
RELI           48.3     48.3    0.25   0.07     1.32    1.36    2.58    2.72
SCBS           21.3     21.3      NA   0.21     0.55    1.20      NA    5.55
SCCB           26.6     26.6    0.78   0.18     1.15    1.03    4.37    3.95
SSB            22.6     22.6    0.74   0.24     1.89    2.38    6.39    7.92

Maximum        28.3     28.3    0.76   0.22     1.93    1.52    7.83    5.43
Minimum        23.7     23.7    0.62   0.17     1.02    1.02    3.45    4.17
Average        25.5     25.5    0.71   0.20     1.41    1.28    5.34    4.98
Median         24.3     24.3    0.74   0.21     1.28    1.29    4.74    5.33


Source: SNL & F&C calculations         6

FERGUSON & COMPANY
------------------

                    Exhibit VI.2-Comparative Group Selected


                                                                                                  Loans          Loans
                                 NPAs/       Loans/     Loans/    Deposits/   Borrowings/      Serviced      Serviced/
           Merger     Current   Assets     Deposits     Assets       Assets        Assets    For Others         Assets
           Target?    Pricing      (%)          (%)        (%)          (%)           (%)         ($000)           (%)
Ticker      (Y/N)        Date      MRQ          MRQ        MRQ          MRQ           MRQ           MRQ            MRY
CRZY          N      12/04/97     0.38        98.07      48.27        49.22         26.19            77           0.13
FFDF          N      12/04/97       NA       103.14      66.97        64.93          9.39            -             -
LXMO          N      12/04/97     0.48       107.94      76.69        71.05           -          21.106          35.63
MBSP          N      12/04/97     2.25       151.12      83.76        55.42           -              -             -
MRKF          N      12/04/97      -          75.22      47.32        62.91           -              -             -
PFFC          N      12/04/97      -          84.64      60.45        71.43           -              -             -
PSFI          N      12/04/97     0.68        86.24      41.58        48.21          9.92            -             -
RELI          N      12/04/97      -         153.59      57.86        37.67         12.86            -             -
SCBS          N      12/04/97     2.16        75.43      58.98        78.19           -              -             -
SCCB          N      12/04/97     0.87       109.53      79.44        72.53           -              -             -
SSB           N      12/04/97       NA       108.28      72.54        66.99          8.54            NA             NA

Maximum                           0.48       107.94      76.69        71.05         26.19        21,106          35.63
Minimum                           0.38        98.07      48.27        49.22           -              -             -
Average                           0.43       103.05      63.98        61.73         11.86         7,061          11.92
Median                            0.43       103.14      66.97        64.93          9.39            77           0.13


Source: SNL & F&C calculations         7

                                  EXHIBIT VII

FERGUSON & COMPANY
------------------
                                  Exhibit VII
                             Pro Forma Assumptions

1. Net proceeds from the conversion were invested at the beginning of the period at 5.55%, which was the approximate rate on the one-year treasury bill on December 31, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Anson will not have an ESOP.

3. Anson's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 34.0%.

5. In calculating the pro forma adjustments to net worth, the RP is deducted in accordance with generally accepted accounting principles.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Minimum of the Conversion Valuation Range
                    Valuation Date as of February 27, 1998

Anson Savings Bank
--------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Value                                   $     5,610,000
      Less:  Estimated Expenses                                       (488,000)
                                                               ----------------
      Net Conversion Proceeds                                  $     5,122,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                  $     5,122,000
      Less:  ESOP Contributions                                              -
             RP Contributions                                         (224,400)
                                                               ----------------
      Net Conversion Proceeds after ESOP & RP                  $     4,897,600
      Estimated Incremental Rate of Return(1)                             3.66%
                                                               ----------------
      Estimated Additional Income                              $       179,399
      Less:  ESOP Expense                                                    -
             RP Expense                                                (29,621)
                                                               ----------------
                                                               $       149,778
                                                               ================


3.    Pro Forma Calculations



                                   Before         Conversion          After
      Period                     Conversion         Results         Conversion
                             ---------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997           $    133,000      $   149,778     $    282,778

b.    Pro Forma Net Worth
      December 31, 1997           $  3,859,000      $ 4,897,600     $  8,756,600

c.    Pro Forma Net Assets
      December 31, 1997           $ 20,723,000      $ 4,897,600     $ 25,620,600



(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 34.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Midpoint of the Conversion Valuation Range
                    Valuation Date as of February 27, 1998

Anson Savings Bank
--------------------------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          6,600,000
      Less:  Estimated Expenses                                                                    (513,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          6,087,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          6,087,000
      Less:  ESOP Contributions                                                                        -
              RP Contributions                                                                     (264,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          5,823,000
      Estimated Incremental Rate of Return(1)                                                          3.66%
                                                                                      ----------------------
      Estimated Additional Income                                                      $            213,296
      Less:  ESOP Expense                                                                              -
              RP Expense                                                                            (34,848)
                                                                                      ----------------------
                                                                                       $            178,448
                                                                                      ======================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                   $          133,000    $          178,448     $          311,448

b.    Pro Forma Net Worth
      December 31, 1997                   $        3,859,000    $        5,823,000     $        9,682,000

c.    Pro Forma Net Assets
      December 31, 1997                   $       20,723,000    $        5,823,000     $       26,546,000


(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 34.0 percent.

FERGUSON & COMPANY
------------------


                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Maximum of the Conversion Valuation Range
                    Valuation Date as of February 27, 1998

Anson Savings Bank
-----------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          7,590,000
      Less:  Estimated Expenses                                                                    (537,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          7,053,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          7,053,000
      Less:  ESOP Contributions                                                                        -
              RP Contributions                                                                     (303,600)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          6,749,400
      Estimated Incremental Rate of Return(1)                                                          3.66%
                                                                                      ----------------------
      Estimated Additional Income                                                      $            247,231
      Less:  ESOP Expense                                                                              -
              RP Expense                                                                            (40,075)
                                                                                      ----------------------
                                                                                       $            207,155
                                                                                      ======================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                   $          133,000    $          207,155     $          340,155

b.    Pro Forma Net Worth
      December 31, 1997                   $        3,859,000    $        6,749,400     $       10,608,400

c.    Pro Forma Net Assets
      December 31, 1997                   $       20,723,000    $        6,749,400     $       27,472,400


(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 34.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the SuperMax of the Conversion Valuation Range
                    Valuation Date as of February 27, 1998

Anson Savings Bank
--------------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          8,728,500
      Less:  Estimated Expenses                                                        $           (566,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          8,162,500

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          8,162,500
      Less:  ESOP Contributions                                                        $               -
              RP Contributions                                                         $           (349,140)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          7,813,360
      Estimated Incremental Rate of Return(1)                                                          3.66%
                                                                                      ----------------------
      Estimated Additional Income                                                      $            286,203
      Less:  ESOP Expense                                                              $               -
              RP Expense                                                               $            (46,086)
                                                                                      ----------------------
                                                                                       $            240,117
                                                                                      ======================

3.    Pro Forma Calculations

                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      December 31, 1997                   $         133,000    $          240,117     $          373,117

b.    Pro Forma Net Worth
      December 31, 1997                   $       3,859,000    $        7,813,360     $       11,672,360

c.    Pro Forma Net Assets
      December 31, 1997                   $      20,723,000    $        7,813,360     $       28,536,360


(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 34.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                           Pro Forma Analysis Sheet

Name of Association:           Anson Savings Bank
Date of Market Prices:         February 27, 1998                                               NC Publicly         All Publicly
                                                                         Comparatives          Held Thrifts        Held Thrifts
                                                                         ------------          ------------        ------------
                                 Symbols      Value                   Mean        Median      Mean     Median    Mean       Median
                                ----------------------                ----        ------      ----     ------    ----       ------
Price-Earnings Ratio               P/E
--------------------
     Last Twelve Months                        N/A
     At Minimum of Range                       19.8
     At Midpoint of Range                      21.2                   28.1         28.3       22.9      23.6     21.3        20.6
     At Maximum of Range                       22.3
     At Supermax of Range                      23.4

Price-Book Ratio                   P/B
----------------
     At Minimum of Range                       64.1%
     At Midpoint of Range                      68.2%                 120.3        111.6      137.8     126.9    173.6       159.7
     At Maximum of Range                       71.5%
     At Supermax of Range                      74.8%

Price-Asset Ratio                  P/A
-----------------
     At Minimum of Range                       21.9%
     At Midpoint of Range                      24.9%                  33.9         29.7       30.0      28.9     19.1        17.8
     At Maximum of Range                       27.6%
     At Supermax of Range                      30.6%

Twelve Mo. Earnings Base            Y                         $     133,000
     Period Ended December 31, 1997

Book Value                          B                         $   3,859,000
     As of December 31, 1997

Total Assets                        A                         $  20,723,000
     As of December 31, 1997

Return on Money (1)                 R                                  3.66%

Conversion Expense                  X                         $     513,000
Underwriting Commission             C                                  0.00%
Percentage Underwritten             S                                  0.00%
Estimated Dividend
     Dollar Amount                 DA                         $     198,000
     Yield                         DY                                  0.00%
ESOP Contributions                  P                         $         -
RP Contributions                    I                         $     264,000
ESOP Annual Expense                 E                         $         -
RP Annual Contributions             M                         $      34,848
Cost of ESOP Borrowings             F                                  0.00%

(1) Assumes Proceeds can be reinvested at 5.55 percent and earnings taxed at a rate of 34.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.              V=                   P/A(A-X-P-I)                    $ 6,600,000
                               -------------------------
                                    1-P/A(1-(CxS))

2.              V=                   P/B(B-X-P-I)                    $ 6,600,000
                               -------------------------
                                    1-P/B(1-(CxX))

3.              V=             P/E(Y-R(X+P+I)-(E+M))                 $ 6,600,000
                               ---------------------------------
                                   1-P/E(R(1-(CxX))

                               Value
     Estimated Value         Per Share      Total Shares            Date
--------------------------  ------------- ----------------- --------------------
       $6,600,000              $10.00              660,000     February 27, 1998

Range of Value:
--------------
     $6.6 million x 1.15=$7.59 million or 759,000 shares at $10 per share $6.6 million x 0.85=$5.61 million or 561,000 shares at $10 per share